UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02857 and 811-21434

Name of Fund:    BlackRock Total Return Fund of BlackRock Bond Fund, Inc. and Master Total Return Portfolio of Master Bond LLC

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Total Return Fund of BlackRock Bond Fund, Inc. and Master Total Return Portfolio of Master Bond LLC, 55 East 52nd Street, New York, NY 10055

Registrants’ telephone number, including area code: (800) 441-7762

Date of fiscal year end: 09/30/2014

Date of reporting period: 03/31/2014

Item 1 – Report to Stockholders

MARCH 31, 2014

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock Total Return Fund	of BlackRock Bond Fund, Inc.

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

2	BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	MARCH 31, 2014

Shareholder Letter

Dear Shareholder,

One year ago, U.S. financial markets were improving despite a sluggish global economy, as easy monetary policy provided investors with enough conviction to take on more risk in their portfolios. Slow but positive growth in the U.S. was sufficient to support corporate earnings, while uncomfortably high unemployment reinforced expectations that the Federal Reserve would continue to maintain its aggressive monetary stimulus programs.

Sentiment swiftly reversed in May when then-Fed Chairman Bernanke first mentioned the possibility of reducing (or “tapering”) the central bank’s asset purchase programs — comments that were widely misinterpreted as signaling an end to the Fed’s zero-interest-rate policy. U.S. Treasury yields rose sharply, triggering a steep sell-off across fixed income markets. (Bond prices move in the opposite direction of yields.) Global equities also suffered as investors feared the implications of a potential end to a program that had greatly supported the markets. Emerging markets, which are more sensitive to changes in global liquidity, were particularly hurt by the prospect of ebbing cash flows from the U.S. Markets rebounded in late June, however, when the Fed’s tone turned more dovish, and improving economic indicators and better corporate earnings helped extend gains through most of the summer.

Although the tone of economic and financial news was mixed during the autumn, it was a surprisingly positive period for most asset classes. Early on, the Fed defied market expectations with its decision to delay tapering, but higher volatility returned in late September when the U.S. Treasury Department warned that the national debt would soon breach its statutory maximum. The ensuing political brinksmanship led to a partial government shutdown, roiling global financial markets through the first half of October. Equities and other so-called “risk assets” managed to resume their rally when politicians engineered a compromise to reopen the government and extend the debt ceiling.

The remainder of 2013 was generally positive for stock markets in the developed world, although investors continued to grapple with uncertainty about when and how much the Fed would scale back on stimulus. When the Fed ultimately announced its tapering plans in mid-December, markets reacted positively, as this action signaled the Fed’s perception of real improvement in the economy, and investors were finally relieved from the anxiety that had gripped them for quite some time.

The start of the new year brought another turn in sentiment, as heightened risks in emerging markets and mixed U.S. economic data caused global equities to weaken in January while bond markets found renewed strength. Although these headwinds persisted, equities were back on the rise in February as investors were encouraged by a one-year extension of the U.S. debt ceiling and market-friendly comments from the Fed’s new Chairwoman, Janet Yellen. While U.S. economic data pointed to softer growth, investors viewed this trend as temporarily driven by poor winter weather and continued adding risk to their portfolios on the belief that growth would pick up in the coming months. In March, markets focused on decelerating growth in China and tensions between Russia and Ukraine over the disputed region of Crimea. Additionally, investors were caught off guard by a statement from Chairwoman Yellen indicating that the Fed may raise short-term interest rates earlier than the markets had previously forecasted. Bond markets came under pressure as the middle of the yield curve vaulted higher in response to the unexpected shift in forward guidance.

Against a backdrop of modest economic growth, investors over the past year remained highly attuned to potential changes in monetary policy. Despite the fact that markets were gearing up for a modest shift toward tighter conditions from the Fed, equity markets in the developed world generated strong returns for the six- and 12-month periods ended March 31, with stocks in the United States performing particularly well. In contrast, emerging markets were weighed down by concerns about reduced global liquidity, severe currency weakness, high levels of debt and uneven growth.

Interest rate uncertainty posed a headwind for fixed income assets, and higher-quality sectors of the market experienced heightened volatility and poor performance over the reporting period. High yield bonds, however, benefited from income-oriented investors’ search for yield in the overall low-rate environment. Short-term interest rates remained near zero, keeping yields on money market securities close to historic lows.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit www.blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

In a modest global growth environment, expectations around monetary policy changes continued to be a key theme in financial market performance.

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of March 31, 2014
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	12.51%	21.86%
U.S. small cap equities (Russell 2000® Index)	9.94	24.90
International equities (MSCI Europe, Australasia, Far East Index)	6.41	17.56
Emerging market equities (MSCI Emerging Markets Index)	1.39	(1.43)
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.03	0.07
U.S. Treasury securities (BofA Merrill Lynch 10- Year U.S. Treasury Index)	0.85	(4.38)
U.S. investment-grade bonds (Barclays U.S. Aggregate Bond Index)	1.70	(0.10)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.91	0.31
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	6.66	7.53

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of March 31, 2014

Investment Objective

BlackRock Total Return Fund’s (the “Fund”) investment objective is to realize a total return that exceeds that of the Barclays U.S. Aggregate Bond Index.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended March 31, 2014, the Fund, through its investment in Master Total Return Portfolio (the “Master Portfolio”), outperformed its benchmark, the Barclays U.S. Aggregate Bond Index.

What factors influenced performance?

•

Outperformance relative to the benchmark index was driven largely by the Master Portfolio’s management of duration (sensitivity to interest rate movements) and yield curve positioning as well as exposure to securitized assets. Within securitized assets, exposure to commercial mortgage-backed securities (“CMBS”), asset-backed securities (“ABS”) and non-agency residential mortgage-backed securities (“MBS”) had a positive impact on returns. Additionally, performance was aided by foreign currency positioning throughout the period. The Master Portfolio’s allocation to corporate bonds added to returns, most notably within high yield. Rounding out positive performance for the period were allocations to non-U.S sovereign bonds and municipal bonds.

•

Conversely, positioning within U.S. agency MBS detracted from results, particularly due to security selection in 30-year pass-through securities, where an overweight to lower coupons hurt results. An underweight to U.S. agency debentures also hindered relative performance for the period.

Describe recent portfolio activity.

•	During the six-month period, the Master Portfolio added risk on the long end of the yield curve with the expectation that yields on the short end of the yield curve will rise, while yields on the long end will fall. The Master Portfolio added exposure to long-dated investment grade corporate and municipal bonds given their potential to benefit from a strong income profile and falling spreads. Securitized products continued to represent the largest contribution to risk in the Master Portfolio. There were no material changes to the securitized products allocations; however, in CMBS, the Master Portfolio purchased lower rated issues in the secondary market and added to longer-duration high-quality tranches, while in ABS, the Master Portfolio added to private student loans.

Describe portfolio positioning at period end

•

The investment adviser continued to manage risk in the Master Portfolio while seeking to generate returns through the tactical management of duration and credit exposures. Relative to the Barclays U.S. Aggregate Bond Index, the Master Portfolio remained generally underweight to government-related sectors in favor of non-government spread sectors. Within spread sectors, the Master Portfolio was most significantly overweight in CMBS and ABS, while maintaining a modest underweight in investment grade corporate credit. Within the government space, the Master Portfolio was underweight in U.S. Treasuries and agency debentures, and held an overweight to agency MBS. The Master Portfolio also held non-benchmark allocations to non-agency residential MBS, high yield debt, non-U.S. sovereign bonds and U.S. Treasury inflation-protected securities. The Master Portfolio ended the period with a neutral duration position as compared to the benchmark index.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	MARCH 31, 2014

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, transaction costs and other operating expenses, including investment advisory and administration fees. Institutional Shares do not have a sales charge.

[2]

The Fund invests all of its assets in the Master Portfolio. The Master Portfolio typically invests more than 90% of its assets in a diversified portfolio of fixed-income securities such as corporate bonds and notes, mortgage-backed securities, asset-backed securities, convertible securities, preferred securities and government obligations. Under normal circumstances, the Master Portfolio invests at least 80% of its assets in bonds and invests primarily in investment grade fixed income securities.

[3]

This index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Performance Summary for the Period Ended March 31, 2014
				Average Annual Total Returns[4]
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
BlackRock	3.81%	3.70%	3.37%	1.94%	N/A	8.72%	N/A	4.50%	N/A
Institutional	3.67	3.57	3.31	1.82	N/A	8.58	N/A	4.36	N/A
Service	3.45	3.25	3.28	1.67	N/A	8.35	N/A	4.10	N/A
Investor A	3.30	3.20	3.25	1.60	(2.47)%	8.27	7.39%	4.06	3.63%
Investor A1	3.55	3.46	3.35	1.81	0.78	8.45	8.24	4.22	4.11
Investor B	2.80	2.70	2.81	0.77	(3.17)	7.49	7.19	3.39	3.39
Investor B1	3.31	3.21	2.89	1.01	0.03	7.85	7.85	3.70	3.70
Investor C	2.76	2.55	2.93	0.96	(0.02)	7.59	7.59	3.39	3.39
Investor C1	2.82	2.72	2.86	0.94	(0.05)	7.64	7.64	3.46	3.46
Investor C2	3.08	2.99	3.07	1.27	0.29	7.89	7.89	3.71	3.71
Class R	3.13	3.03	3.12	1.34	N/A	8.01	N/A	3.80	N/A
Barclays U.S. Aggregate Bond Index	—	—	1.70	(0.10)	N/A	4.80	N/A	4.46	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	MARCH 31, 2014	5

About Fund Performance

•

BlackRock Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors. Prior to September 24, 2007, BlackRock Share performance results are those of BlackRock Shares of BlackRock Total Return Portfolio (the “Predecessor Fund”) with no adjustments.

•

Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors. Prior to September 24, 2007, Institutional Share performance results are those of BlackRock Shares of the Predecessor Fund restated to reflect Institutional Share fees.

•

Service Shares are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are available only to eligible investors. Prior to September 24, 2007, Service Share performance results are those of Investor A Shares of the Predecessor Fund restated to reflect Service Share fees.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee). Prior to September 24, 2007, Investor A Share performance results are those of BlackRock Shares of the Predecessor Fund restated to reflect Investor A Share fees. Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase.

•

Investor A1 Shares are subject to a maximum initial sales charge (front-end load) of 1.00% and a service fee of 0.10% per year (but no distribution fee). Prior to September 24, 2007, Investor A1 Share performance results are those of BlackRock Shares of the Predecessor Fund restated to reflect Investor A1 Share fees. Certain redemptions of these shares may be subject to a CDSC where no initial sales charge was paid at time of purchase.

•

Investor B Shares are subject to a maximum CDSC of 4.00% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.50% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately ten years. (There is no initial sales charge for automatic share conversions.) Prior to September 24, 2007, Investor B Share performance results are those of BlackRock Shares of the Predecessor Fund restated to reflect Investor B Share fees.

•

Investor B1 Shares are subject to a maximum CDSC of 1.00%, declining to 0% after three years. In addition, these shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A1 Shares after approximately ten years. (There is no initial sales charge for automatic share conversions.) Prior to September 24, 2007, Investor B1 Share performance results are those of BlackRock Shares of the Predecessor Fund restated to reflect Investor B1 Share fees.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. Prior to September 24, 2007, Investor C Share performance results are those of Investor C Shares of the Predecessor Fund with no adjustments.

•

Investor C1 Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.55% per year and a service fee of 0.25% per year. Prior to September 24, 2007, Investor C1 Share performance results are those of BlackRock Shares of the Predecessor Fund restated to reflect Investor C1 Share fees.

•

Investor C2 Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Prior to September 24, 2007, Investor C2 Share performance results are those of BlackRock Shares of the Predecessor Fund restated to reflect Investor C2 Share fees.

•

Class R Shares are not subject to a maximum initial sales charge (front-end load) or CDSC. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R Shares are available only to certain employer-sponsored retirement plans. Prior to October 2, 2006, Class R Share performance results are those of the Class R Shares of the Predecessor Fund. Prior to the Predecessor Fund Class R Shares inception date, the Class R Share performance is based on the performance of the BlackRock Shares of the Predecessor Fund restated to reflect Class R Share fees.

On June 10, 2013, all of the issued and outstanding Investor B2 Shares were converted into Investor A Shares with the same relative aggregate net asset value.

Investor A1, B, B1, C1 and C2 Shares are only available through exchanges and dividend reinvestments by existing shareholders and for purchase by certain employer-sponsored retirement plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table on the previous page assume reinvestment of all dividends and distributions, if any, at net asset value (“NAV”) on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, waived and/or reimbursed a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Manager is under no obligation to waive or reimburse or to continue waiving or reimbursing its fees after the applicable termination date. See Note 3 of the Notes to Financial Statements for additional information on waivers and reimbursements. The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waiver and/or reimbursements.

6	BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	MARCH 31, 2014

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on October 1, 2013 and held through March 31, 2014) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example
	Actual			Hypothetical[2]
	Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Expenses Paid During the Period[1]	Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Expenses Paid During the Period[1]	Annualized Expense Ratio
BlackRock	$1,000.00	$1,033.70	$2.69	$1,000.00	$1,022.29	$2.67	0.53%
Institutional	$1,000.00	$1,033.10	$3.29	$1,000.00	$1,021.69	$3.28	0.65%
Service	$1,000.00	$1,032.80	$4.51	$1,000.00	$1,020.49	$4.48	0.89%
Investor A	$1,000.00	$1,032.50	$4.76	$1,000.00	$1,020.24	$4.73	0.94%
Investor A1	$1,000.00	$1,033.50	$3.85	$1,000.00	$1,021.14	$3.83	0.76%
Investor B	$1,000.00	$1,028.10	$9.25	$1,000.00	$1,015.81	$9.20	1.83%
Investor B1	$1,000.00	$1,028.90	$7.64	$1,000.00	$1,017.40	$7.59	1.51%
Investor C	$1,000.00	$1,029.30	$7.99	$1,000.00	$1,017.05	$7.95	1.58%
Investor C1	$1,000.00	$1,028.60	$7.84	$1,000.00	$1,017.20	$7.80	1.55%
Investor C2	$1,000.00	$1,030.70	$6.63	$1,000.00	$1,018.40	$6.59	1.31%
Class R	$1,000.00	$1,031.20	$6.13	$1,000.00	$1,018.90	$6.09	1.21%

[1]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	MARCH 31, 2014	7

The Benefits and Risks of Leveraging

The Master Portfolio may utilize leverage to seek to enhance its yield. However, this objective cannot be achieved in all interest rate environments.

The Master Portfolio may utilize leverage by entering into reverse repurchase agreements and/or treasury roll transactions. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by the Master Portfolio on its longer-term portfolio investments. To the extent that the total assets of the Master Portfolio (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Master Portfolio’s investors will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the net assets. However, in order to benefit shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if the Master Portfolio had not used leverage.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates, the yield curve has a negative slope. In this case, the Master Portfolio pays higher short-term interest rates whereas the Master Portfolio’s total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Master Portfolio’s investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. As a result, changes in interest rates can influence the Master Portfolio’s net assets positively or negatively in addition to the impact on the Master Portfolio’s performance from leverage discussed above.

The use of leverage may enhance opportunities for increased income to the Master Portfolio, but as described above, it also creates risks as short- or long-term interest rates fluctuate. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Master Portfolio’s net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Master Portfolio’s net income will be less than if leverage had not been used. The Master Portfolio may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Master Portfolio to incur losses. The use of leverage may limit the Master Portfolio’s ability to invest in certain types of securities or use certain types of hedging strategies. The Master Portfolio will incur expenses in connection with the use of leverage, all of which are borne by Master Portfolio investors and may reduce income.

Derivative Financial Instruments

The Master Portfolio may invest in various derivative financial instruments, including financial futures contracts, forward foreign currency exchange contracts, options and swaps, as specified in Note 4 of the Master Portfolio’s Notes to Consolidated Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, equity, credit, interest rate, foreign currency exchange rate and/or other risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Master Portfolio’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Master Portfolio to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Master Portfolio can realize on an investment, may result in lower dividends paid to shareholders or may cause the Master Portfolio to hold an investment that it might otherwise sell. The Master Portfolio’s investments in these instruments are discussed in detail in the Master Portfolio’s Notes to Consolidated Financial Statements.

8	BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	MARCH 31, 2014

Statement of Assets and Liabilities	BlackRock Total Return Fund

March 31, 2014 (Unaudited)

Assets
Investments at value — Master Portfolio (cost — $2,903,968,011)	$2,933,808,423
Capital shares sold receivable	7,135,715
Receivable from Manager	29,585
Prepaid expenses	94,611

Total assets	2,941,068,334

Liabilities
Income dividends payable	5,422,535
Capital shares redeemed payable	2,338,500
Contributions payable to the Master Portfolio	4,797,215
Investment advisory fees payable	692,127
Service and distribution fees payable	559,012
Transfer agent fees payable	179,864
Officer’s fees payable	493
Other accrued expenses payable	680,662

Total liabilities	14,670,408

Net Assets	$2,926,397,926

Net Assets Consist of
Paid-in capital	$2,959,703,512
Distributions in excess of net investment income	(8,397,817)
Accumulated net realized loss	(56,681,922)
Net unrealized appreciation/depreciation	31,774,153

Net Assets	$2,926,397,926

Net Asset Value
BlackRock — Based on net assets of $518,554,235 and 44,691,120 shares outstanding, 450 million shares authorized, $0.10 par value	$11.60

Institutional — Based on net assets of $920,101,308 and 79,287,494 shares outstanding, 500 million shares authorized, $0.10 par value	$11.60

Service — Based on net assets of $458,922 and 39,540 shares outstanding, 50 million shares authorized, $0.10 par value	$11.61

Investor A — Based on net assets of $999,202,067 and 86,080,912 shares outstanding, 450 million shares authorized, $0.10 par value	$11.61

Investor A1 — Based on net assets of $40,844,463 and 3,521,315 shares outstanding, 50 million shares authorized, $0.10 par value	$11.60

Investor B — Based on net assets of $12,975,230 and 1,118,629 shares outstanding, 250 million shares authorized, $0.10 par value	$11.60

Investor B1 — Based on net assets of $814,919 and 70,227 shares outstanding, 50 million shares authorized, $0.10 par value	$11.60

Investor C — Based on net assets of $287,975,881 and 24,827,452 shares outstanding, 100 million shares authorized, $0.10 par value	$11.60

Investor C1 — Based on net assets of $111,746,123 and 9,629,946 shares outstanding, 100 million shares authorized, $0.10 par value	$11.60

Investor C2 — Based on net assets of $5,603,475 and 483,220 shares outstanding, 50 million shares authorized, $0.10 par value	$11.60

Class R — Based on net assets of $28,121,303 and 2,422,557 shares outstanding, 250 million shares authorized, $0.10 par value	$11.61

See Notes to Financial Statements.

BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	MARCH 31, 2014	9

Statement of Operations	BlackRock Total Return Fund

Six Months Ended March 31, 2014 (Unaudited)

Investment Income
Net investment income allocated from the Master Portfolio:
Interest — unaffiliated	$60,284,026
Dividends — affiliated	388,801
Dividends — unaffiliated	306,857
Foreign taxes withheld	16,862
Total expenses	(3,546,925)
Fees waived	6,305

Total income	57,455,926

Fund Expenses
Investment advisory	5,469,962
Service — Service	561
Service — Investor A	1,230,814
Service — Investor A1	19,805
Service and distribution — Investor B	52,684
Service and distribution — Investor B1	2,486
Service and distribution — Investor C	1,362,668
Service and distribution — Investor C1	458,128
Service and distribution — Investor C2	15,004
Service and distribution — Class R	69,851
Transfer agent — BlackRock	13,576
Transfer agent — Institutional	592,074
Transfer agent — Service	544
Transfer agent — Investor A	817,355
Transfer agent — Investor A1	25,487
Transfer agent — Investor B	38,373
Transfer agent — Investor B1	2,366
Transfer agent — Investor C	228,341
Transfer agent — Investor C1	122,628
Transfer agent — Investor C2	8,341
Transfer agent — Class R	31,949
Registration	96,703
Printing	61,854
Professional	51,911
Officer	832
Miscellaneous	16,666

Total expenses	10,790,963
Less fees waived by Manager	(1,542,932)
Less transfer agent fees waived and/or reimbursed — class specific	(180,262)
Total expenses after fees waived and/or reimbursed	9,067,769

Net investment income	48,388,157

Realized and Unrealized Gain Allocated from the Master Portfolio
Net realized gain from investments, financial futures contracts, options written, swaps, foreign currency transactions and borrowed bonds	38,923,732
Net change in unrealized appreciation/depreciation on investments, financial futures contracts, options written, swaps, foreign currency translations and borrowed bonds	6,101,073

Total realized and unrealized gain	45,024,805

Net Increase in Net Assets Resulting from Operations	$93,412,962

See Notes to Financial Statements.

10	BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	MARCH 31, 2014

Statements of Changes in Net Assets	BlackRock Total Return Fund

Decrease in Net Assets:	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30, 2013

Operations
Net investment income	$48,388,157	$89,197,247
Net realized gain (loss)	38,923,732	(1,840,730)
Net change in unrealized appreciation/depreciation	6,101,073	(68,003,581)

Net increase in net assets resulting from operations	93,412,962	19,352,936

Dividends to Shareholders From
Net investment income:
BlackRock	(9,136,549)	(19,183,425)[1]
Institutional	(17,194,663)	(31,705,371)[1]
Service	(7,519)	(19,478)[1]
Investor A	(16,191,436)	(37,459,250)[1]
Investor A1	(689,466)	(1,587,731)[1]
Investor B	(168,866)	(601,383)[1]
Investor B1	(13,468)	(87,851)[1]
Investor C	(3,629,805)	(6,933,118)[1]
Investor C1	(1,541,735)	(3,701,195)[1]
Investor C2	(87,735)	(227,709)[1]
Class R	(423,162)	(1,019,303)[1]

Decrease in net assets resulting from dividends to shareholders	(49,084,404)	(102,525,904)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(48,296,020)	26,942,208

Redemption Fees
Redemption Fees	1,110	—

Net Assets
Total decrease in net assets	(3,966,352)	(56,230,760)
Beginning of period	2,930,364,278	2,986,595,038

End of period	$2,926,397,926	$2,930,364,278

Distributions in excess of net investment income, end of period	$(8,397,817)	$(7,701,570)

[1]	Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	MARCH 31, 2014	11

Financial Highlights	BlackRock Total Return Fund

	BlackRock
	Six Months
	Ended
	March 31,
	2014	Year Ended September 30,
	(Unaudited)	2013	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of period	$11.43	$11.75	$11.14	$11.32	$10.55	$10.16

Net investment income[1]	0.21	0.40	0.45	0.49	0.57	0.54
Net realized and unrealized gain (loss)	0.17 [2]	(0.27)	0.62	(0.21)	0.74	0.47

Net increase from investment operations	0.38	0.13	1.07	0.28	1.31	1.01

Dividends from net investment income	(0.21)	(0.45)[3]	(0.46)[3]	(0.46)[3]	(0.54)[3]	(0.62)[3]

Net asset value, end of period	$11.60	$11.43	$11.75	$11.14	$11.32	$10.55

Total Investment Return[4]
Based on net asset value	3.37%[5]	1.01%	9.77%	2.58%	12.73%	10.64%

Ratios to Average Net Assets[6]
Total expenses	0.64%[7,8]	0.72%[7]	0.68%[7]	0.94%[7]	0.99%	0.59%

Total expenses after fees waived and/or reimbursed	0.53%[7,8]	0.61%[7]	0.55%[7]	0.85%[7]	0.89%	0.44%

Net investment income	3.66%[7,8]	3.33%[7]	3.92%[7]	4.39%[7]	4.69%	5.72%

Supplemental Data
Net assets, end of period (000)	$518,554	$447,165	$524,235	$745,536	$860,675	$681,677

Portfolio turnover of the Master Portfolio	322%[9]	777%[10]	1,346%[11]	1,771%[12]	1,754%[13]	708%[14]

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

[8]	Annualized.

[9]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 231%.

[10]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 450%.

[11]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 752%.

[12]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 1,379%.

[13]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 1,248%.

[14]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 469%.

See Notes to Financial Statements.

12	BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	MARCH 31, 2014

Financial Highlights (continued)	BlackRock Total Return Fund

	Institutional
	Six Months
	Ended
	March 31,
	2014	Year Ended September 30,
	(Unaudited)	2013	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of period	$11.43	$11.75	$11.14	$11.31	$10.55	$10.15

Net investment income[1]	0.21	0.38	0.43	0.48	0.50	0.55
Net realized and unrealized gain (loss)	0.17 [2]	(0.27)	0.62	(0.20)	0.78	0.46

Net increase from investment operations	0.38	0.11	1.05	0.28	1.28	1.01

Dividends from net investment income	(0.21)	(0.43)[3]	(0.44)[3]	(0.45)[3]	(0.52)[3]	(0.61)[3]

Net asset value, end of period	$11.60	$11.43	$11.75	$11.14	$11.31	$10.55

Total Investment Return[4]
Based on net asset value	3.31%[5]	0.89%	9.63%	2.54%	12.49%	10.60%

Ratios to Average Net Assets[6]
Total expenses	0.76%[7,8]	0.83%[7]	0.82%[7]	1.08%[7]	1.14%	0.77%

Total expenses after fees waived and/or reimbursed	0.65%[7,8]	0.73%[7]	0.69%[7]	0.98%[7]	1.00%	0.58%

Net investment income	3.54%[7,8]	3.22%[7]	3.81%[7]	4.26%[7]	4.58%	5.72%

Supplemental Data
Net assets, end of period (000)	$920,101	$871,868	$879,843	$1,039,894	$522,408	$453,847

Portfolio turnover of the Master Portfolio	322%[9]	777%[10]	1,346%[11]	1,771%[12]	1,754%[13]	708%[14]

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

[8]	Annualized.

[9]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 231%.

[10]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 450%.

[11]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 752%.

[12]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 1,379%.

[13]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 1,248%.

[14]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 469%.

See Notes to Financial Statements.

BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	MARCH 31, 2014	13

Financial Highlights (continued)	BlackRock Total Return Fund

	Service
	Six Months
	Ended
	March 31,
	2014	Year Ended September 30,
	(Unaudited)	2013	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of period	$11.43	$11.75	$11.15	$11.32	$10.56	$10.16

Net investment income[1]	0.19	0.35	0.41	0.44	0.42	0.54
Net realized and unrealized gain (loss)	0.18 [2]	(0.28)	0.61	(0.19)	0.84	0.45

Net increase from investment operations	0.37	0.07	1.02	0.25	1.26	0.99

Dividends from net investment income	(0.19)	(0.39)[3]	(0.42)[3]	(0.42)[3]	(0.50)[3]	(0.59)[3]

Net asset value, end of period	$11.61	$11.43	$11.75	$11.15	$11.32	$10.56

Total Investment Return[4]
Based on net asset value	3.28%[5]	0.65%	9.28%	2.31%	12.22%	10.37%

Ratios to Average Net Assets[6]
Total expenses	1.13%[7,8]	1.21%[7]	1.18%[7]	1.37%[7]	1.40%	0.98%

Total expenses after fees waived and/or reimbursed	0.89%[7,8]	0.94%[7]	0.92%[7]	1.18%[7]	1.23%	0.78%

Net investment income	3.31%[7,8]	3.01%[7]	3.57%[7]	4.00%[7]	4.44%	5.48%

Supplemental Data
Net assets, end of period (000)	$459	$454	$672	$610	$936	$1,323

Portfolio turnover of the Master Portfolio	322%[9]	777%[10]	1,346%[11]	1,771%[12]	1,754%[13]	708%[14]

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

[8]	Annualized.

[9]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 231%.

[10]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 450%.

[11]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 752%.

[12]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 1,379%.

[13]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 1,248%.

[14]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 469%.

See Notes to Financial Statements.

14	BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	MARCH 31, 2014

Financial Highlights (continued)	BlackRock Total Return Fund

	Investor A
	Six Months
	Ended
	March 31,
	2014	Year Ended September 30,
	(Unaudited)	2013	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of period	$11.43	$11.75	$11.15	$11.32	$10.56	$10.16

Net investment income[1]	0.19	0.34	0.40	0.44	0.44	0.53
Net realized and unrealized gain (loss)	0.18 [2]	(0.26)	0.61	(0.16)	0.81	0.45

Net increase from investment operations	0.37	0.08	1.01	0.28	1.25	0.98

Dividends from net investment income	(0.19)	(0.40)[3]	(0.41)[3]	(0.45)[3]	(0.49)[3]	(0.58)[3]

Net asset value, end of period	$11.61	$11.43	$11.75	$11.15	$11.32	$10.56

Total Investment Return[4]
Based on net asset value	3.25%[5]	0.58%	9.20%	2.23%	12.16%	10.25%

Ratios to Average Net Assets[6]
Total expenses	1.05%[7,8]	1.14%[7]	1.12%[7]	1.38%[7]	1.42%	1.04%

Total expenses after fees waived and/or reimbursed	0.94%[7,8]	1.04%[7]	1.00%[7]	1.29%[7]	1.30%	0.89%

Net investment income	3.24%[7,8]	2.89%[7]	3.50%[7]	3.95%[7]	4.22%	5.42%

Supplemental Data
Net assets, end of period (000)	$999,202	$1,138,151	$1,070,124	$939,439	$942,652	$588,731

Portfolio turnover of the Master Portfolio	322%[9]	777%[10]	1,346%[11]	1,771%[12]	1,754%[13]	708%[14]

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

[8]	Annualized.

[9]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 231%.

[10]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 450%.

[11]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 752%.

[12]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 1,379%.

[13]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 1,248%.

[14]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 469%.

See Notes to Financial Statements.

BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	MARCH 31, 2014	15

Financial Highlights (continued)	BlackRock Total Return Fund

	Investor A1
	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30,
		2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$11.42	$11.75	$11.14	$11.31	$10.55	$10.15

Net investment income[1]	0.20	0.37	0.42	0.46	0.49	0.54
Net realized and unrealized gain (loss)	0.18 [2]	(0.29)	0.62	(0.20)	0.78	0.45

Net increase from investment operations	0.38	0.08	1.04	0.26	1.27	0.99

Dividends from net investment income	(0.20)	(0.41)[3]	(0.43)[3]	(0.43)[3]	(0.51)[3]	(0.59)[3]

Net asset value, end of period	$11.60	$11.42	$11.75	$11.14	$11.31	$10.55

Total Investment Return[4]
Based on net asset value	3.35%[5]	0.70%	9.50%	2.41%	12.40%	10.36%

Ratios to Average Net Assets[6]
Total expenses	0.86%[7,8]	0.92%[7]	0.94%[7]	1.20%[7]	1.27%	0.93%

Total expenses after fees waived and/or reimbursed	0.76%[7,8]	0.81%[7]	0.82%[7]	1.10%[7]	1.09%	0.80%

Net investment income	3.43%[7,8]	3.13%[7]	3.69%[7]	4.11%[7]	4.55%	5.55%

Supplemental Data
Net assets, end of period (000)	$40,844	$40,014	$46,438	$49,333	$64,599	$72,851

Portfolio turnover of the Master Portfolio	322%[9]	777%[10]	1,346%[11]	1,771%[12]	1,754%[13]	708%[14]

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

[8]	Annualized.

[9]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 231%.

[10]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 450%.

[11]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 752%.

[12]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 1,379%.

[13]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 1,248%.

[14]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 469%.

See Notes to Financial Statements.

16	BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	MARCH 31, 2014

Financial Highlights (continued)	BlackRock Total Return Fund

	Investor B
	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30,
		2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$11.42	$11.74	$11.14	$11.31	$10.55	$10.15

Net investment income[1]	0.14	0.26	0.31	0.36	0.41	0.46
Net realized and unrealized gain (loss)	0.18 [2]	(0.28)	0.61	(0.19)	0.78	0.45

Net increase (decrease) from investment operations	0.32	(0.02)	0.92	0.17	1.19	0.91

Dividends from net investment income	(0.14)	(0.30)[3]	(0.32)[3]	(0.34)[3]	(0.43)[3]	(0.51)[3]

Net asset value, end of period	$11.60	$11.42	$11.74	$11.14	$11.31	$10.55

Total Investment Return[4]
Based on net asset value	2.81%[5]	(0.22)%	8.42%	1.54%	11.51%	9.50%

Ratios to Average Net Assets[6]
Total expenses	1.93%[7,8]	1.90%[7]	1.86%[7]	2.03%[7]	2.08%	1.72%

Total expenses after fees waived and/or reimbursed	1.83%[7,8]	1.79%[7]	1.74%[7]	1.94%[7]	1.90%	1.58%

Net investment income	2.36%[7,8]	2.20%[7]	2.76%[7]	3.25%[7]	3.75%	4.76%

Supplemental Data
Net assets, end of period (000)	$12,975	$15,601	$31,005	$49,275	$77,806	$93,722

Portfolio turnover of the Master Portfolio	322%[9]	777%[10]	1,346%[11]	1,771%[12]	1,754%[13]	708%[14]

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

[8]	Annualized.

[9]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 231%.

[10]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 450%.

[11]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 752%.

[12]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 1,379%.

[13]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 1,248%.

[14]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 469%.

See Notes to Financial Statements.

BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	MARCH 31, 2014	17

Financial Highlights (continued)	BlackRock Total Return Fund

	Investor B1
	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30,
		2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$11.43	$11.75	$11.14	$11.32	$10.55	$10.16

Net investment income[1]	0.15	0.30	0.35	0.39	0.41	0.49
Net realized and unrealized gain (loss)	0.18 [2]	(0.32)	0.63	(0.20)	0.82	0.44

Net increase (decrease) from investment operations	0.33	(0.02)	0.98	0.19	1.23	0.93

Dividends from net investment income	(0.16)	(0.30)[3]	(0.37)[3]	(0.37)[3]	(0.46)[3]	(0.54)[3]

Net asset value, end of period	$11.60	$11.43	$11.75	$11.14	$11.32	$10.55

Total Investment Return[4]
Based on net asset value	2.89%[5]	0.10%	8.92%	1.76%	11.97%	9.71%

Ratios to Average Net Assets[6]
Total expenses	1.61%[7,8]	1.55%[7]	1.49%[7]	1.73%[7]	1.78%	1.44%

Total expenses after fees waived and/or reimbursed	1.51%[7,8]	1.44%[7]	1.37%[7]	1.64%[7]	1.58%	1.30%

Net investment income	2.68%[7,8]	2.58%[7]	3.12%[7]	3.56%[7]	4.09%	5.05%

Supplemental Data
Net assets, end of period (000)	$815	$1,219	$4,477	$8,364	$12,080	$15,886

Portfolio turnover of the Master Portfolio	322%[9]	777%[10]	1,346%[11]	1,771%[12]	1,754%[13]	708%[14]

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

[8]	Annualized.

[9]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 231%.

[10]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 450%.

[11]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 752%.

[12]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 1,379%.

[13]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 1,248%.

[14]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 469%.

See Notes to Financial Statements.

18	BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	MARCH 31, 2014

Financial Highlights (continued)	BlackRock Total Return Fund

	Investor C
	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30,
		2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$11.42	$11.75	$11.14	$11.31	$10.55	$10.15

Net investment income[1]	0.15	0.26	0.33	0.37	0.39	0.47
Net realized and unrealized gain (loss)	0.18 [2]	(0.27)	0.62	(0.19)	0.79	0.45

Net increase (decrease) from investment operations	0.33	(0.01)	0.95	0.18	1.18	0.92

Dividends from net investment income	(0.15)	(0.32)[3]	(0.34)[3]	(0.35)[3]	(0.42)[3]	(0.52)[3]

Net asset value, end of period	$11.60	$11.42	$11.75	$11.14	$11.31	$10.55

Total Investment Return[4]
Based on net asset value	2.93%[5]	(0.13)%	8.63%	1.61%	11.46%	9.61%

Ratios to Average Net Assets[6]
Total expenses	1.80%[7,8]	1.89%[7]	1.88%[7]	2.18%[7]	2.24%	1.90%

Total expenses after fees waived and/or reimbursed	1.58%[7,8]	1.67%[7]	1.62%[7]	1.91%[7]	1.93%	1.48%

Net investment income	2.61%[7,8]	2.25%[7]	2.89%[7]	3.35%[7]	3.64%	4.81%

Supplemental Data
Net assets, end of period (000)	$287,976	$262,458	$241,628	$220,431	$228,349	$167,345

Portfolio turnover of the Master Portfolio	322%[9]	777%[10]	1,346%[11]	1,771%[12]	1,754%[13]	708%[14]

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

[8]	Annualized.

[9]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 231%.

[10]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 450%.

[11]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 752%.

[12]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 1,379%.

[13]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 1,248%.

[14]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 469%.

See Notes to Financial Statements.

BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	MARCH 31, 2014	19

Financial Highlights (continued)	BlackRock Total Return Fund

	Investor C1
	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30,
		2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$11.43	$11.75	$11.14	$11.32	$10.55	$10.16

Net investment income[1]	0.15	0.28	0.33	0.38	0.41	0.47
Net realized and unrealized gain (loss)	0.17 [2]	(0.28)	0.62	(0.21)	0.79	0.44

Net increase (decrease) from investment operations	0.32	—	0.95	0.17	1.20	0.91

Dividends from net investment income	(0.15)	(0.32)[3]	(0.34)[3]	(0.35)[3]	(0.43)[3]	(0.52)[3]

Net asset value, end of period	$11.60	$11.43	$11.75	$11.14	$11.32	$10.55

Total Investment Return[4]
Based on net asset value	2.86%[5]	0.01%	8.67%	1.56%	11.67%	9.50%

Ratios to Average Net Assets[6]
Total expenses	1.65%[7,8]	1.70%[7]	1.70%[7]	1.94%[7]	2.00%	1.62%

Total expenses after fees waived and/or reimbursed	1.55%[7,8]	1.59%[7]	1.58%[7]	1.85%[7]	1.83%	1.48%

Net investment income	2.65%[7,8]	2.36%[7]	2.92%[7]	3.37%[7]	3.79%	4.85%

Supplemental Data
Net assets, end of period (000)	$111,746	$118,061	$144,824	$161,362	$215,515	$229,174

Portfolio turnover of the Master Portfolio	322%[9]	777%[10]	1,346%[11]	1,771%[12]	1,754%[13]	708%[14]

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

[8]	Annualized.

[9]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 231%.

[10]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 450%.

[11]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 752%.

[12]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 1,379%.

[13]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 1,248%.

[14]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 469%.

See Notes to Financial Statements.

20	BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	MARCH 31, 2014

Financial Highlights (continued)	BlackRock Total Return Fund

	Investor C2
	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30,
		2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$11.42	$11.74	$11.13	$11.31	$10.55	$10.15

Net investment income[1]	0.17	0.31	0.36	0.39	0.43	0.49
Net realized and unrealized gain (loss)	0.18 [2]	(0.29)	0.62	(0.20)	0.78	0.44

Net increase from investment operations	0.35	0.02	0.98	0.19	1.21	0.93

Dividends from net investment income	(0.17)	(0.34)[3]	(0.37)[3]	(0.37)[3]	(0.45)[3]	(0.53)[3]

Net asset value, end of period	$11.60	$11.42	$11.74	$11.13	$11.31	$10.55

Total Investment Return[4]
Based on net asset value	3.07%[5]	0.25%	8.91%	1.73%	11.79%	9.74%

Ratios to Average Net Assets[6]
Total expenses	1.41%[7,8]	1.45%[7]	1.48%[7]	1.77%[7]	1.80%	1.46%

Total expenses after fees waived and/or reimbursed	1.31%[7,8]	1.34%[7]	1.36%[7]	1.68%[7]	1.64%	1.33%

Net investment income	2.88%[7,8]	2.61%[7]	3.14%[7]	3.54%[7]	3.99%	4.99%

Supplemental Data
Net assets, end of period (000)	$5,603	$6,316	$8,455	$9,419	$11,481	$12,881

Portfolio turnover of the Master Portfolio	322%[9]	777%[10]	1,346%[11]	1,771%[12]	1,754%[13]	708%[14]

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

[8]	Annualized.

[9]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 231%.

[10]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 450%.

[11]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 752%.

[12]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 1,379%.

[13]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 1,248%.

[14]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 469%.

See Notes to Financial Statements.

BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	MARCH 31, 2014	21

Financial Highlights (concluded)	BlackRock Total Return Fund

	Class R
	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30,
		2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$11.43	$11.75	$11.15	$11.32	$10.56	$10.16

Net investment income[1]	0.17	0.31	0.37	0.41	0.44	0.51
Net realized and unrealized gain (loss)	0.18 [2]	(0.27)	0.61	(0.19)	0.78	0.45

Net increase from investment operations	0.35	0.04	0.98	0.22	1.22	0.96

Dividends from net investment income	(0.17)	(0.36)[3]	(0.38)[3]	(0.39)[3]	(0.46)[3]	(0.56)[3]

Net asset value, end of period	$11.61	$11.43	$11.75	$11.15	$11.32	$10.56

Total Investment Return[4]
Based on net asset value	3.12%[5]	0.33%	8.94%	1.99%	11.86%	10.01%

Ratios to Average Net Assets[6]
Total expenses	1.36%[7,8]	1.43%[7]	1.46%[7]	1.74%[7]	1.78%	1.45%

Total expenses after fees waived and/or reimbursed	1.21%[7,8]	1.27%[7]	1.24%[7]	1.50%[7]	1.56%	1.11%

Net investment income	2.98%[7,8]	2.66%[7]	3.27%[7]	3.68%[7]	4.07%	5.23%

Supplemental Data
Net assets, end of period (000)	$28,121	$29,056	$34,891	$29,175	$43,338	$46,658

Portfolio turnover of the Master Portfolio	322%[9]	777%[10]	1,346%[11]	1,771%[12]	1,754%[13]	708%[14]

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

[8]	Annualized.

[9]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 231%.

[10]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 450%.

[11]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 752%.

[12]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 1,379%.

[13]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 1,248%.

[14]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 469%.

See Notes to Financial Statements.

22	BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	MARCH 31, 2014

Notes to Financial Statements (Unaudited)	BlackRock Total Return Fund

1. Organization:

BlackRock Total Return Fund (the “Fund”) is a series of BlackRock Bond Fund, Inc. (the “Corporation”) and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Fund seeks to achieve its investment objective by investing all of its assets in Master Total Return Portfolio (the “Master Portfolio”) of Master Bond LLC (the “Master LLC”), an affiliate of the Fund, which has the same investment objective and strategies as the Fund. The Corporation is organized as a Maryland corporation. The Master LLC is organized as a Delaware limited liability company. The value of the Fund’s investment in the Master Portfolio reflects the Fund’s proportionate interest in the net assets of the Master Portfolio. The percentage of the Master Portfolio owned by the Fund at March 31, 2014 was 87.5%. The performance of the Fund is directly affected by the performance of the Master Portfolio. The consolidated financial statements of the Master Portfolio, including the Consolidated Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. The Fund offers multiple classes of shares. BlackRock and Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A and Investor A1 Shares are generally sold with an initial sales charge, but may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase. Investor B, Investor B1, Investor C, Investor C1 and Investor C2 Shares may be subject to a CDSC. Class R Shares are sold without a sales charge and only to certain employer-sponsored retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Service, Investor A, Investor A1, Investor B, Investor B1, Investor C, Investor C1, Investor C2 and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor B1, Investor C, Investor C1, Investor C2 and Class R Shares also bear certain expenses related to the distribution of such shares. Investor B and Investor B1 Shares automatically convert to Investor A and Investor A1 Shares, respectively, after approximately ten years. On June 10, 2013, all of the issued and outstanding Investor B2 Shares were converted into Investor A Shares with the same relative aggregate net asset value. Investor A1, B, B1, C1, and C2 Shares are only available through exchanges and dividend reinvestments by existing shareholders and for purchase by certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B and Investor B1 shareholders may vote on material changes to the Investor A and Investor A1 distribution and service plans as applicable).

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund:

Valuation: U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund’s policy is to fair value its financial instruments at market value. The Fund records its investment in the Master Portfolio at fair value based on the Fund’s proportionate interest in the net assets of the Master Portfolio. Valuation of securities held by the Master Portfolio is discussed in Note 2 of the Master Portfolio’s Notes to Consolidated Financial Statements, which are included elsewhere in this report.

Investment Transactions and Investment Income: For financial reporting purposes, contributions to and withdrawals from the Master Portfolio are accounted on a trade date basis. The Fund records daily its proportionate share of the Master Portfolio’s income, expenses and realized and unrealized gains and losses. Realized and unrealized gains and losses are adjusted for utilizing partnership tax allocation rules. In addition, the Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Portions of return of capital distributions under U.S. GAAP may be taxed at ordinary income rates. The character of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The portion of distributions that exceeds the Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a non-taxable return of capital. Realized net capital gains can be offset by capital losses carried forward from prior years. However, the Fund has capital loss carryforwards from pre-2012 tax years that offset realized net capital gains but do not offset current and accumulated earnings and profits. Consequently, if distributions in any tax year are less than the Fund’s current earnings and profits but greater than net investment income and net realized capital gains (taxable income), distributions in excess of taxable income are not treated as non-taxable return of capital, but rather may be taxable to shareholders at ordinary income rates. Under certain circumstances, taxable excess distributions could be significant.

Net income and realized gains from investments held by the Master Portfolio’s investment in BlackRock Cayman Master Total Return Portfolio I, Ltd. (“Subsidiary”) are treated as ordinary income for tax purposes. Accordingly, any net gain allocated by the Master Portfolio to the Fund will be treated as ordinary income for federal income tax purposes. If a net loss is realized by the Master Portfolio from the Subsidiary in any taxable year, the loss allocated to the Fund will generally not be available to offset the Fund’s ordinary income and/or capital gains for that year. As such, the net investment income (loss) and realized gains (losses) reported in the Master Portfolio’s financial statements presented under U.S. GAAP for such investments held by the Subsidiary and allocated to

BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	MARCH 31, 2014	23

Notes to Financial Statements (continued)	BlackRock Total Return Fund

the Fund may differ significantly from income dividends and capital gain distributions paid by the Fund.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the four years ended September 30, 2013. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund’s facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Corporation, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the combined average daily net assets of the Fund and the Master Portfolio at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $250 million	0.50%
$250 million - $500 million	0.45%
$500 million - $750 million	0.40%
Greater than $750 million	0.35%

The Manager contractually agreed to waive the Fund’s investment advisor’s fee in the amount of the Fund’s share of the investment advisor’s fee paid to the Master Portfolio. For the six months ended March 31, 2014, the Manager waived $1,542,932, which is included in fees waived by Manager in the Statement of Operations.

The Manager, on behalf of each Fund, entered into separate sub-advisory agreements with BlackRock Financial Management, Inc. (“BFM”), BlackRock International Limited (“BIL”) and BlackRock (Singapore) Limited (“BRS”), each an affiliate of the Manager. The Manager pays BFM, BIL and BRS for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by the Master Portfolio to the Manager.

The Corporation, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:

	Service Fee	Distribution Fee
Service	0.25%	—
Investor A	0.25%	—
Investor A1	0.10%	—
Investor B	0.25%	0.50%
Investor B1	0.25%	0.25%
Investor C	0.25%	0.75%
Investor C1	0.25%	0.55%
Investor C2	0.25%	0.25%
Class R	0.25%	0.25%

24	BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	MARCH 31, 2014

Notes to Financial Statements (continued)	BlackRock Total Return Fund

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Service, Investor A, Investor A1, Investor B, Investor B1, Investor C, Investor C1, Investor C2 and Class R shareholders.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the six months ended March 31, 2014, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

BlackRock	$736
Institutional	$6,426
Service	$36
Investor A	$4,309
Investor A1	$193
Investor B	$153
Investor B1	$9
Investor C	$1,105
Investor C1	$368
Investor C2	$21
Class R	$189

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, income tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitations as a percentage of average daily net assets are as follows: 0.40% (for BlackRock Shares), 0.55% (for Institutional Shares), 0.85% (for Service Shares), 0.90% (for Investor A Shares), 1.65% (for Investor C Shares) and 1.10% (for Class R Shares) until February 1, 2015. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement unless approved by the Board, including a majority of the Independent Directors. In addition to the contractual waivers described above, the Manager has voluntarily agreed to waive and/or reimburse fees or expenses in order to limit expenses (excluding interest expense, dividend expense, acquired fund fees and expenses and certain other Fund expenses) as a percentage of average daily net assets allocated to each class of the Fund as follows: 0.76% (for Service Shares), 1.45% (for Investor C Shares) and 1.08% (for Class R Shares). These voluntary waivers may be reduced or discontinued at any time. As a result, the Manager waived the following amounts, which are included in transfer agent fees waived and/or reimbursed — class specific in the Statement of Operations:

BlackRock	$13,568
Service	299
Institutional	231
Investor C	159,298
Class R	6,866
Total	$180,262

For the six months ended March 31, 2014, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares which totaled $87,294.

For the six months ended March 31, 2014, affiliates received CDSCs as follows:

Investor A	$3,482
Investor B	$2,769
Investor C	$36,103
Investor C1	$58

Certain officers and/or directors of the Corporation are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Corporation’s Chief Compliance Officer, which is included in officer and directors in the Statement of Operations.

4. Income Tax Information:

As of September 30, 2013, the Fund had a capital loss carryforward available to offset future realized capital gains of $42,470,379, all of which is due to expire September 30, 2018.

5. Bank Borrowings:

The Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $800 million credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. The agreement expires in April 2014. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.065% per annum on unused commitment amounts and interest at a rate equal to the higher

BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	MARCH 31, 2014	25

Notes to Financial Statements (continued)	BlackRock Total Return Fund

of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees, which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Fund did not borrow under the credit agreement during the six months ended March 31, 2014.

6. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended March 31, 2014		Year Ended September 30, 2013
	Shares	Amount	Shares	Amount
BlackRock
Shares sold	7,970,837	$91,352,940	13,041,592	$153,551,697
Shares issued to shareholders in reinvestment of distributions	792,103	9,135,654	1,642,487	19,196,741
Shares redeemed	(3,205,177)	(36,837,772)	(20,170,546)	(235,233,664)

Net increase (decrease)	5,557,763	$63,650,822	(5,486,467)	$(62,485,226)

Institutional
Shares sold	12,481,436	$142,980,741	21,883,286	$252,236,524
Shares issued to shareholders in reinvestment of distributions	1,238,637	14,283,724	2,131,566	24,899,292
Shares redeemed	(10,728,981)	(123,643,242)	(22,601,399)	(262,907,524)

Net increase	2,991,092	$33,621,223	1,413,453	$14,228,292

Service
Shares sold and automatic conversion of shares	2,813	$32,574	841	$9,909
Shares issued to shareholders in reinvestment of distributions	633	7,301	1,522	17,825
Shares redeemed	(3,628)	(41,833)	(19,820)	(231,593)

Net decrease	(182)	$(1,958)	(17,457)	$(203,859)

Investor A
Shares sold and automatic conversion of shares	9,231,783	$106,224,739	26,638,087	$311,957,148
Shares issued to shareholders in reinvestment of distributions	1,286,422	14,839,158	2,947,872	34,457,292
Shares redeemed	(24,002,439)	(274,643,323)	(21,063,404)	(245,790,921)

Net increase (decrease)	(13,484,234)	$(153,579,426)	8,522,555	$100,623,519

Investor A1
Shares sold and automatic conversion of shares	365,800	$4,211,126	606,277	$7,089,295
Shares issued to shareholders in reinvestment of distributions	48,556	559,612	109,659	1,281,994
Shares redeemed	(396,016)	(4,545,524)	(1,166,759)	(13,631,479)

Net increase (decrease)	18,340	$225,214	(450,823)	$(5,260,190)

Investor B
Shares sold and automatic conversion of shares	15,507	$178,550	165,584	$1,945,032
Shares issued to shareholders in reinvestment of distributions	9,527	109,827	34,558	405,440
Shares redeemed	(272,234)	(3,125,788)	(1,474,204)	(17,256,223)

Net decrease	(247,200)	$(2,837,411)	(1,274,062)	$(14,905,751)

26	BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	MARCH 31, 2014

Notes to Financial Statements (continued)	BlackRock Total Return Fund

	Six Months Ended March 31, 2014		Year Ended September 30, 2013
	Shares	Amount	Shares	Amount
Investor B1
Shares sold and automatic conversion of shares	4,347	$49,748	52,550	$619,518
Shares issued to shareholders in reinvestment of distributions	1,108	12,782	6,901	80,970
Shares redeemed	(41,885)	(480,969)	(333,817)	(3,915,492)

Net decrease	(36,430)	$(418,439)	(274,366)	$(3,215,004)

Investor B2
Shares sold and automatic conversion of shares[1]	—	—	— [2]	$2
Shares issued to shareholders in reinvestment of distributions	—	—	7	84
Shares redeemed	—	—	(301)	(3,552)

Net decrease	—	—	(294)	$(3,466)

[1] On June 10, 2013, Investor B2 Shares converted to Investor A Shares. [2] Less than 1 share.

Investor C
Shares sold and automatic conversion of shares	4,650,247	$53,466,315	8,303,963	$96,974,442
Shares issued to shareholders in reinvestment of distributions	263,343	3,035,439	482,187	5,632,362
Shares redeemed	(3,063,167)	(35,214,093)	(6,381,540)	(74,264,518)

Net increase	1,850,423	$21,287,661	2,404,610	$28,342,286

Investor C1
Shares sold and automatic conversion of shares	292,256	$3,351,334	523,234	$6,127,995
Shares issued to shareholders in reinvestment of distributions	102,946	1,187,270	242,190	2,832,817
Shares redeemed	(1,096,764)	(12,612,532)	(2,759,503)	(32,233,293)

Net decrease	(701,562)	$(8,073,928)	(1,994,079)	$(23,272,481)

Investor C2
Shares sold and automatic conversion of shares	15,596	$178,949	78,533	$922,260
Shares issued to shareholders in reinvestment of distributions	6,215	71,601	15,953	186,565
Shares redeemed	(91,721)	(1,055,732)	(261,393)	(3,064,712)

Net decrease	(69,910)	$(805,182)	(166,907)	$(1,955,887)

Class R
Shares sold	476,219	$5,473,616	869,498	$10,210,800
Shares issued to shareholders in reinvestment of distributions	36,624	422,468	86,987	1,017,954
Shares redeemed	(632,052)	(7,260,680)	(1,382,977)	(16,178,779)

Net decrease	(119,209)	$(1,364,596)	(426,492)	$(4,950,025)

Total Net Increase (Decrease)	(4,241,109)	$(48,296,020)	2,249,671	$26,942,208

There is a 2% redemption fee on shares redeemed or exchanged that have been held for 30 days or less. The redemption fees are collected and retained by the Fund for the benefit of the remaining shareholders. The redemption fees are recorded as a credit to paid-in-capital.

BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	MARCH 31, 2014	27

Notes to Financial Statements (concluded)	BlackRock Total Return Fund

7. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following item was noted:

Effective April 24, 2014, the credit agreement was terminated and a new agreement was entered into. The Fund became a party to a 364-day, $1.1 billion credit agreement, which expires in April 2015. Excluding commitments designated for a certain individual fund, the Fund can borrow up to an aggregate commitment amount of $650 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed.

28	BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	MARCH 31, 2014

Master Portfolio Information	Master Total Return Portfolio

As of March 31, 2014

Portfolio Composition	Percent of Long-Term Investments

U.S. Government Sponsored Agency Securities	33%
Corporate Bonds	19
U.S. Treasury Obligations	16
Asset-Backed Securities	13
Non-Agency Mortgage-Backed Securities	9
Foreign Government Obligations	4
Taxable Municipal Bonds	3
Floating Rate Loan Interests	1
Preferred Securities	1
Foreign Agency Obligations	1

Credit Quality Allocation[1]	Percent of Long-Term Investments

AAA/Aaa[2]	41%
AA/Aa	25
A	12
BBB/Baa	9
BB/Ba	4
B	2
CCC/Caa	1
Not Rated	6

[1]	Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investor Service ratings.

[2]	Includes U.S. Government Sponsored Agency Securities which are deemed AAA/ Aaa by the investment advisor.

BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	MARCH 31, 2014	29

Consolidated Schedule of Investments March 31, 2014 (Unaudited)	Master Total Return Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
ACE Securities Corp. Home Equity Loan Trust:
Series 2003-OP1, Class A2, 0.87%, 12/25/33 (a)	USD	581	$526,592
Series 2006-CW1, Class A2C, 0.29%, 7/25/36 (a)		1,458	1,056,303
American Credit Acceptance Receivables Trust, Series 2014-1, Class A, 1.14%, 3/12/18 (b)		4,139	4,140,035
AmeriCredit Automobile Receivables Trust:
Series 2011-5, Class C, 3.44%, 10/08/17		4,050	4,179,094
Series 2012-2, Class C, 2.64%, 10/10/17		3,080	3,165,211
Series 2012-3, Class C, 2.42%, 5/08/18		2,880	2,951,994
Series 2012-4, Class B, 1.31%, 11/08/17		1,825	1,836,935
Series 2012-4, Class C, 1.93%, 8/08/18		2,865	2,894,773
Series 2012-5, Class C, 1.69%, 11/08/18		5,040	5,068,446
Series 2013-4, Class B, 1.66%, 9/10/18		1,280	1,284,218
Series 2013-4, Class C, 2.72%, 9/09/19		780	797,966
Series 2013-4, Class D, 3.31%, 10/08/19		1,830	1,888,458
Series 2013-5, Class B, 1.52%, 1/08/19		1,360	1,352,693
Series 2013-5, Class C, 2.29%, 11/08/19		725	727,980
Series 2014-1, Class B, 1.68%, 7/08/19		2,722	2,713,687
Arianna SPV Srl, Series 1, Class A, 3.60%, 10/20/30	EUR	2,690	3,844,869
AUTO ABS, Series 2012-2, Class A, 2.80%, 4/27/25		2,890	4,016,459
Battalion CLO IV Ltd., Series 2013-4A, Class A1, 1.64%, 10/22/25 (a)(b)	USD	4,715	4,681,995
Bear Stearns Asset-Backed Securities I Trust, Series 2006-HE10, Class 21A1, 0.22%, 12/25/36 (a)		828	817,642
Benefit Street Partners CLO II Ltd., Series 2013-IIA, Class A1, 1.47%, 7/15/24 (a)(b)		2,090	2,055,350
BlueMountain CLO Ltd., Series 2012-2A, Class B1, 2.30%, 11/20/24 (a)(b)		3,150	3,126,368
Capital Auto Receivables Asset Trust, Series 2013-1, Class B, 1.29%, 4/20/18		3,660	3,653,994
Carlyle Global Market Strategies CLO Ltd., Series 2012-4A, Class A, 1.63%, 1/20/25 (a)(b)		6,630	6,589,292
Cavalry CLO II, Series 2A, Class B1, 2.24%, 1/17/24 (a)(b)		7,090	6,932,406
Cent CLO Ltd., Series 2013-19A, Class A1A, 1.57%, 10/29/25 (a)(b)		5,055	5,001,411

Asset-Backed Securities		Par (000)	Value
Chesapeake Funding LLC:
Series 2012-1A, Class B, 1.76%, 11/07/23 (a)(b)	USD	2,630	$2,662,736
Series 2012-1A, Class C, 2.16%, 11/07/23 (a)(b)		1,690	1,710,978
CHLUPA Trust, Series 2013-VM, Class A, 3.33%, 8/15/20 (b)		5,861	5,867,839
Chrysler Capital Auto Receivables Trust:
Series 2013-BA, Class A2, 0.56%, 12/15/16 (b)		4,485	4,486,595
Series 2013-BA, Class A3, 0.85%, 5/15/18 (b)		3,920	3,921,838
Series 2013-BA, Class A4, 1.27%, 3/15/19 (b)		2,710	2,709,292
Series 2013-BA, Class B, 1.78%, 6/17/19 (b)		1,240	1,239,883
Series 2013-BA, Class C, 2.24%, 9/16/19 (b)		1,285	1,285,360
Series 2013-BA, Class D, 2.89%, 10/15/20 (b)		1,260	1,265,064
Series 2014-AA, Class B, 1.76%, 8/15/19 (b)		1,435	1,427,640
Series 2014-AA, Class C, 2.28%, 11/15/19 (b)		1,850	1,840,306
CIFC Funding Ltd.:
Series 2012-3A, Class A1L, 1.62%, 1/29/25 (a)(b)		5,000	4,973,553
Series 2012-3A, Class A2L, 2.49%, 1/29/25 (a)(b)		4,480	4,479,973
Countrywide Asset-Backed Certificates:
Series 2003-BC3, Class A2, 0.77%, 9/25/33 (a)		672	634,540
Series 2004-5, Class A, 1.05%, 10/25/34 (a)		752	739,091
Series 2006-17, Class 2A2, 0.30%, 3/25/47 (a)		861	714,714
Credit Acceptance Auto Loan Trust:
Series 2012-2A, Class A, 1.52%, 3/16/20 (b)		4,165	4,187,195
Series 2013-1A, Class A, 1.21%, 10/15/20 (b)		2,580	2,581,112
Series 2013-2A, Class A, 1.50%, 4/15/21 (b)		2,475	2,483,467
CT CDO IV Ltd., Series 2006-4A, Class A1, 0.47%, 10/20/43 (a)(b)		3,415	3,314,125
CVC Cordatus Loan Fund III Ltd., Series 3X, Class A1, 0.00%, 7/08/27 (a)	EUR	1,640	2,252,580

Portfolio Abbreviations

ABS	Asset-Backed Security	EURIBOR	Euro Interbank Offered Rate	MXN	Mexican Peso
AUD	Australian Dollar	FKA	Formerly Known As	OTC	Over-the-counter
BRL	Brazilian Real	GBP	British Pound	PIK	Payment-in-kind
CAD	Canadian Dollar	GO	General Obligation	PLN	Polish Zloty
CDO	Collateralized Debt Obligation	HUF	Hungarian Forint	RB	Revenue Bonds
CHF	Swiss Franc	INR	Indian Rupee	TBA	To-be-announced
CLO	Collateralized Loan Obligation	JPY	Japanese Yen	USD	U.S. Dollar
ETF	Exchange-Traded Fund	KRW	South Korean Won	ZAR	South African Rand
EUR	Euro	LIBOR	London Interbank Offered Rate

See Notes to Consolidated Financial Statements.

30	BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	MARCH 31, 2014

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value
DT Auto Owner Trust:
Series 2012-1A, Class C, 3.38%, 10/16/17 (b)	USD	1,323	$1,326,849
Series 2012-1A, Class D, 4.94%, 7/16/18 (b)		3,885	3,978,496
Series 2012-2A, Class B, 1.85%, 4/17/17 (b)		400	400,168
Series 2012-2A, Class C, 2.72%, 4/17/17 (b)		200	201,169
ECP CLO Ltd., Series 2012-4A, Class A1, 1.58%, 6/19/24 (a)(b)		4,910	4,898,069
Fannie Mae REMIC Trust, Series 2003-W5, Class A, 0.38%, 4/25/33 (a)		6	5,759
Ford Credit Floorplan Master Owner Trust:
Series 2012-2, Class C, 2.86%, 1/15/19		1,030	1,068,031
Series 2012-2, Class D, 3.50%, 1/15/19		1,820	1,913,543
Series 2012-4, Class D, 2.09%, 9/15/16		3,710	3,730,309
GSAA Home Equity Trust, Series 2006-5, Class 2A1, 0.22%, 3/25/36 (a)		27	16,403
GT Loan Financing I Ltd., Series 2013-1A, Class A, 1.51%, 10/28/24 (a)(b)		5,105	5,078,964
HLSS Servicer Advance Receivables Backed Notes:
Series 2012-T2, Class A2, 1.99%, 10/15/45 (b)		6,940	6,988,580
Series 2013-T2, Class A2, 1.15%, 5/16/44 (b)		1,445	1,440,087
Series 2013-T4, Class AT4, 1.18%, 8/15/44 (b)		7,545	7,541,227
Series 2013-T6, Class AT6, 1.29%, 9/15/44 (b)		5,610	5,618,415
HLSS Servicer Advance Receivables Trust:
Series 2013-T1, Class A2, 1.50%, 1/16/46 (b)		11,230	11,207,540
Series 2014-T1, Class AT1, 1.24%, 1/17/45 (b)		6,630	6,633,978
Hyundai Auto Receivables Trust, Series 2012-A, Class D, 2.61%, 5/15/18		2,555	2,632,455
ING Investment Management CLO Ltd., Series 2012-2A, Class A, 1.77%, 10/15/22 (a)(b)		2,850	2,851,226
ING Investment Management Co., Series 2013-3A, Class A1, 1.69%, 1/18/26 (a)(b)		5,900	5,897,517
JGWPT XXIII LLC, Series 2011-1A, Class A, 4.70%, 10/15/56 (b)		2,069	2,233,118
JGWPT XXVI LLC, Series 2012-2A, Class A, 3.84%, 10/15/59 (b)		1,401	1,403,290
JGWPT XXVII LLC, Series 2012-3A, Class A, 3.22%, 9/15/65 (b)		2,225	2,144,480
Jubilee CDO VIII BV, Series VIII-X, Class SUB, 5.39%, 1/15/24 (a)	EUR	880	645,934
KKR Financial CLO Corp., Series 2007-AA, Class A, 0.99%, 10/15/17 (a)(b)	USD	5,816	5,808,400
KKR Financial CLO Ltd., Series 2013-1A, Class A1, 1.39%, 7/15/25 (a)(b)		4,515	4,417,793
Lehman XS Trust, Series 2007-1, Class 2A1, 5.87%, 2/25/37 (a)		6,265	5,596,963
Morgan Stanley ABS Capital I, Inc., Trust, Series 2005-HE1, Class A2MZ, 0.75%, 12/25/34 (a)		820	768,912
Nelnet Student Loan Trust:
Series 2006-1, Class A5, 0.35%, 8/23/27 (a)		6,505	6,380,943
Series 2008-3, Class A4, 1.88%, 11/25/24 (a)		5,600	5,891,973
Series 2014-2A, Class A3, 1.01%, 7/27/37 (a)(b)		3,245	3,225,355

Asset-Backed Securities	Par (000)		Value
New Century Home Equity Loan Trust, Series 2005-2, Class A2MZ, 0.41%, 6/25/35 (a)	USD	1,607	$1,604,713
North Westerly CLO BV, Series IV-X, Class A-1, 1.00%, 1/15/26 (a)	EUR	2,500	3,435,533
Northwoods Capital Corp./Northwoods Capital Ltd.:
Series 2012-9A, Class A, 1.67%, 1/18/24 (a)(b)	USD	4,300	4,285,050
Series 2012-9A, Class B1, 2.49%, 1/18/24 (a)(b)		4,090	4,089,985
Octagon Investment Partners XVI Ltd., Series 2013-1A, Class A, 1.36%, 7/17/25 (a)(b)		5,195	5,090,559
OHA Loan Funding Ltd., Series 2013-2A, Class A, 1.51%, 8/23/24 (a)(b)		5,315	5,261,850
Option One Mortgage Acceptance Corp. Asset Back Certificates, Series 2003-4, Class A2, 0.79%, 7/25/33 (a)		1,347	1,244,211
OZLM Funding Ltd.:
Series 2012-2A, Class A1, 1.72%, 10/30/23 (a)(b)		7,530	7,523,573
Series 2013-4A, Class A1, 1.39%, 7/22/25 (a)(b)		8,895	8,707,199
Prestige Auto Receivables Trust:
Series 2013-1A, Class A2, 1.09%, 2/15/18 (b)		3,253	3,258,687
Series 2013-1A, Class A3, 1.33%, 5/15/19 (b)		2,470	2,472,645
Series 2014-1A, Class A2, 0.97%, 3/15/18 (b)		4,315	4,314,612
RAAC Trust, Series 2005-SP2, Class 2A, 0.45%, 6/25/44 (a)		4,335	3,451,124
RASC Trust, Series 2003-KS5, Class AIIB, 0.73%, 7/25/33 (a)		596	523,634
Santander Drive Auto Receivables Trust:
Series 2011-S1A, Class B, 1.48%, 5/15/17 (b)		630	630,559
Series 2012-1, Class C, 3.78%, 11/15/17-10/15/19 (b)		4,510	4,660,376
Series 2012-4, Class C, 2.94%, 12/15/17		4,600	4,738,874
Series 2012-5, Class B, 1.56%, 8/15/18		4,090	4,124,291
Series 2012-5, Class C, 2.70%, 8/15/18		1,950	2,007,379
Series 2012-6, Class B, 1.33%, 5/15/17		3,565	3,584,668
Series 2012-6, Class C, 1.94%, 3/15/18		3,845	3,887,591
Series 2012-AA, Class B, 1.21%, 10/16/17 (b)		9,060	9,086,827
Series 2012-AA, Class C, 1.78%, 11/15/18 (b)		17,345	17,403,973
Series 2013-2, Class B, 1.33%, 3/15/18		8,700	8,735,400
Series 2013-3, Class B, 1.19%, 5/15/18		8,000	8,024,704
Series 2013-4, Class B, 2.16%, 1/15/20		4,610	4,721,212
Series 2013-4, Class C, 3.25%, 1/15/20		3,890	4,047,856
Series 2013-5, Class B, 1.55%, 10/15/18		10,500	10,478,464
Series 2013-5, Class C, 2.25%, 6/17/19		4,970	5,021,589
Series 2013-A, Class B, 1.89%, 10/15/19 (b)		5,810	5,870,436
Series 2013-A, Class C, 3.12%, 10/15/19 (b)		2,250	2,312,422
Series 2014-1, Class B, 1.59%, 10/15/18		11,180	11,193,505
Series 2014-1, Class C, 2.36%, 4/15/20		4,905	4,947,266
Series 2012-1, Class B, 2.72%, 5/16/16		2,260	2,275,339
Series 2012-2, Class C, 3.20%, 2/15/18		6,490	6,661,024
Series 2012-3, Class B, 1.94%, 12/15/16		6,245	6,303,578
Series 2012-3, Class C, 3.01%, 4/16/18		8,515	8,759,287

See Notes to Consolidated Financial Statements.

BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	MARCH 31, 2014	31

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value
SASCO Mortgage Loan Trust, Series 2005-GEL2, Class A, 0.43%, 4/25/35 (a)	USD	254	$249,039
Scholar Funding Trust, Series 2011-A, Class A, 1.14%, 10/28/43 (a)(b)		3,803	3,813,901
SLC Private Student Loan Trust, Series 2006-A, Class A5, 0.41%, 7/15/36 (a)		9,515	9,417,966
SLM Private Credit Student Loan Trust:
Series 2002-A, Class A2, 0.78%, 12/16/30 (a)		4,275	4,208,411
Series 2004-B, Class A2, 0.43%, 6/15/21 (a)		3,567	3,532,925
Series 2005-B, Class A2, 0.41%, 3/15/23 (a)		4,787	4,724,315
SLM Private Education Loan Trust:
Series 2011-A, Class A3, 2.66%, 1/15/43 (a)(b)		4,425	4,695,783
Series 2011-B, Class A2, 3.74%, 2/15/29 (b)		1,420	1,487,960
Series 2011-B, Class A3, 2.41%, 6/16/42 (a)(b)		1,685	1,781,648
Series 2011-C, Class A2A, 3.41%, 10/17/44 (a)(b)		2,920	3,149,243
Series 2011-C, Class A2B, 4.54%, 10/17/44 (b)		4,120	4,424,579
Series 2012-A, Class A1, 1.56%, 8/15/25 (a)(b)		1,992	2,017,802
Series 2012-A, Class A2, 3.83%, 1/17/45 (b)		7,470	7,843,268
Series 2012-B, Class A2, 3.48%, 10/15/30 (b)		730	758,606
Series 2012-C, Class A1, 1.26%, 8/15/23 (a)(b)		5,267	5,297,965
Series 2012-C, Class A2, 3.31%, 10/15/46 (b)		10,125	10,497,651
Series 2012-D, Class A2, 2.95%, 2/15/46 (b)		12,220	12,552,689
Series 2012-E, Class A1, 0.91%, 10/16/23 (a)(b)		3,780	3,787,170
Series 2013-A, Class A1, 0.76%, 8/15/22 (a)(b)		2,090	2,094,203
Series 2013-A, Class A2A, 1.77%, 5/17/27 (b)		16,655	16,342,835
Series 2013-A, Class A2B, 1.21%, 5/17/27 (a)(b)		11,170	11,226,509
Series 2013-A, Class B, 2.50%, 3/15/47 (b)		620	586,103
Series 2013-B, Class A1, 0.81%, 7/15/22 (a)(b)		6,717	6,729,821
Series 2013-B, Class A2A, 1.85%, 6/17/30 (b)		18,000	17,533,998
Series 2013-B, Class B, 3.00%, 5/16/44 (b)		825	788,188
Series 2013-C, Class A1, 1.01%, 2/15/22 (a)(b)		7,380	7,419,621
Series 2013-C, Class A2A, 2.94%, 10/15/31 (b)		6,190	6,305,023
SLM Student Loan Trust:
Series 2003-11, Class A6, 0.98%, 12/15/25 (a)(b)		8,430	8,421,056
Series 2005-2, Class A5, 0.33%, 4/27/20 (a)		1,680	1,674,798
Series 2008-5, Class A4, 1.94%, 7/25/23 (a)		8,155	8,562,147
Series 2013-6, Class A3, 0.81%, 6/26/28 (a)		8,215	8,247,745
Series 2014-A, Class A1, 0.75%, 7/15/22 (a)(b)		4,005	4,006,362
Sound Point CLO IV Ltd., Series 2013-3A, Class A, 1.65%, 1/21/26 (a)(b)		1,865	1,855,704

Asset-Backed Securities	Par (000)		Value
SpringCastle America Funding LLC:
Series 2013-1A, Class A, 3.75%, 4/03/21 (b)	USD	12,560	$12,691,965
Series 2013-1A, Class B, 4.00%, 12/03/24 (b)		8,728	8,498,366
St. Pauls CLO, Series 4X, Class A1, 0.00%, 4/25/28 (a)	EUR	2,000	2,747,324
Structured Asset Securities Corp. Assistance Loan Trust, Series 2003-AL2, Class A, 3.36%, 1/25/31 (b)	USD	966	941,092
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2004-23XS, Class 2A1, 0.45%, 1/25/35 (a)		1,704	1,583,162
TAGUS-Sociedade de Titularizacao de Creditos SA/Volta II Electricity Receivables, Series 2, Class SNR, 2.80%, 2/16/21	EUR	2,400	3,306,377
Vibrant CLO Ltd.:
Series 2012-1A, Class A1, 1.72%, 7/17/24 (a)(b)	USD	13,740	13,701,053
Series 2012-1A, Class A2, 2.64%, 7/17/24 (a)(b)		2,600	2,593,031
World Financial Network Credit Card Master Trust:
Series 2012-C, Class A, 2.23%, 8/15/22		8,570	8,579,624
Series 2012-C, Class B, 3.57%, 8/15/22		3,000	3,037,596
Series 2012-C, Class C, 4.55%, 8/15/22		5,030	5,247,205
Series 2012-D, Class A, 2.15%, 4/17/23		11,030	10,844,067
Series 2012-D, Class B, 3.34%, 4/17/23		3,551	3,467,566
Series 2012-D, Class M, 3.09%, 4/17/23		2,725	2,646,305
Total Asset-Backed Securities — 21.0%			702,687,760

Common Stocks	Shares
Automobiles — 0.0%
Volkswagen AG, Preference Shares		4,898	1,270,037

Corporate Bonds	Par (000)
Aerospace & Defense — 0.1%
Meccanica Holdings USA, Inc.:
6.25%, 7/15/19 (b)	USD	2,254	2,420,233
7.38%, 7/15/39 (b)		150	149,625
6.25%, 1/15/40 (b)		2,560	2,310,400

			4,880,258
Air Freight & Logistics — 0.2%
FedEx Corp.:
4.90%, 1/15/34		4,435	4,556,142
5.10%, 1/15/44		3,220	3,337,556

			7,893,698
Airlines — 0.1%
Scandinavian Airlines System Denmark-Norway-Sweden, 9.65%, 6/16/14	EUR	800	1,113,147
United Continental Holdings, Inc., 6.00%, 7/15/28	USD	1,815	1,665,263

			2,778,410

See Notes to Consolidated Financial Statements.

32	BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	MARCH 31, 2014

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Auto Components — 0.3%
AA Bond Co. Ltd., 6.27%, 7/02/43	GBP	440	$819,682
FTE Verwaltungs GmbH, 9.00%, 7/15/20	EUR	520	798,766
Grupo Antolin Dutch BV, 4.75%, 4/01/21		215	299,514
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
3.50%, 3/15/17 (b)	USD	877	885,770
4.88%, 3/15/19 (b)		1,195	1,215,913
6.00%, 8/01/20 (b)		1,415	1,499,900
Plastic Omnium SA, 2.88%, 5/29/20	EUR	1,800	2,505,548
Servus Luxembourg Holding SCA, 7.75%, 6/15/18		724	1,064,850

			9,089,943
Automobiles — 0.4%
BMW Finance NV, 0.00%, 4/04/17 (a)		1,900	2,617,679
General Motors Co.:
4.88%, 10/02/23 (b)	USD	2,765	2,834,125
6.25%, 10/02/43 (b)		1,565	1,694,113
Jaguar Land Rover Automotive PLC:
8.25%, 3/15/20	GBP	610	1,154,244
5.00%, 2/15/22		100	169,416
Volkswagen International Finance NV:
5.50%, 11/09/15	EUR	3,400	5,323,405
5.50%, 11/09/15 (b)		400	645,983

			14,438,965
Banks — 3.4%
AIB Mortgage Bank, 2.63%, 7/28/17		1,260	1,792,784
Banca Monte dei Paschi di Siena SpA, 4.88%, 9/15/16		1,018	1,506,183
Banca Popolare dell’Emilia Romagna SC, 3.38%, 10/22/19		700	1,005,124
Banco Popolare SC, 3.50%, 3/14/19		975	1,358,300
Bank of Ireland, 3.25%, 1/15/19		1,830	2,609,352
Bank of Ireland Mortgage Bank, 3.63%, 10/02/20		320	483,944
Bankia SA, 3.50%, 1/17/19		3,100	4,390,489
Barclays Bank PLC, 7.63%, 11/21/22	USD	226	249,165
BNP Paribas SA, 2.88%, 3/20/26 (a)	EUR	3,850	5,287,071
BPCE SA, 5.15%, 7/21/24 (b)	USD	2,955	2,939,749
Caixa Geral de Depositos SA, 3.00%, 1/15/19	EUR	700	1,001,584
CaixaBank SA:
4.50%, 11/22/16		1,200	1,651,205
3.13%, 5/14/18		1,700	2,465,071
Caja Rural de Navarra, Sociedad Cooperativa de Crédito Ltd., 2.88%, 6/11/18		1,400	2,027,470
Citigroup, Inc.:
4.45%, 1/10/17	USD	1,950	2,106,053
2.50%, 9/26/18		3,714	3,734,163
3.38%, 3/01/23		3,595	3,476,527
3.88%, 10/25/23		4,240	4,209,994
6.68%, 9/13/43		1,220	1,428,621
4.95%, 11/07/43		1,220	1,239,770
Commerzbank AG, 7.75%, 3/16/21	EUR	900	1,470,821
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 2.25%, 1/14/19	USD	3,830	3,819,333
DEPFA Bank PLC, 1.00%, 12/15/15 (a)	EUR	257	327,327
HSBC Bank Brasil SA - Banco Multiplo, 4.00%, 5/11/16 (b)	USD	15,610	16,195,375

Corporate Bonds	Par (000)		Value
Banks (concluded)
HSBC Holdings PLC:
4.25%, 3/14/24	USD	1,219	$1,220,501
5.25%, 3/14/44		2,979	3,012,234
ING Bank NV, 4.13%, 11/21/23 (a)		1,596	1,601,985
Intesa Sanpaolo SpA:
3.00%, 1/28/19	EUR	1,920	2,765,591
3.50%, 1/17/22		940	1,361,643
3.25%, 2/10/26		300	430,364
Kutxabank SA, 3.00%, 2/01/17		1,400	2,029,762
Royal Bank of Scotland Group PLC:
1.88%, 3/31/17	USD	4,802	4,805,635
6.00%, 12/19/23		6,105	6,251,233
Societe Generale SA, 5.00%, 1/17/24 (b)		4,170	4,155,522
UniCredit SpA:
3.25%, 1/14/21	EUR	1,850	2,641,692
5.75%, 10/28/25 (a)		2,360	3,536,212
Unione di Banche Italiane SCpA:
2.88%, 2/18/19		1,175	1,671,215
3.30%, 2/05/24		280	400,869
Wells Fargo & Co.:
1.50%, 7/01/15	USD	2,575	2,604,968
2.15%, 1/15/19		2,358	2,352,480
4.13%, 8/15/23		2,200	2,225,617
5.38%, 11/02/43		3,360	3,539,394

			113,382,392
Beverages — 0.4%
Anheuser-Busch InBev Finance, Inc.:
2.15%, 2/01/19		6,215	6,208,810
3.70%, 2/01/24		4,380	4,425,075
Anheuser-Busch InBev NV, 2.75%, 3/31/26	EUR	1,350	1,860,276
Anheuser-Busch InBev NV, 0.00%, 3/29/18 (a)		1,275	1,758,621

			14,252,782
Biotechnology — 0.1%
Amgen, Inc., 5.65%, 6/15/42	USD	1,935	2,145,344
Building Products — 0.0%
Imerys SA, 2.50%, 11/26/20	EUR	600	835,249
Capital Markets — 3.0%
The Bank of New York Mellon Corp., 2.10%, 1/15/19	USD	6,610	6,570,677
Credit Suisse AG, 5.75%, 9/18/25 (a)	EUR	905	1,357,431
The Goldman Sachs Group, Inc.:
3.63%, 2/07/16		2,575	2,696,746
2.38%, 1/22/18		4,150	4,177,573
2.90%, 7/19/18		6,090	6,210,545
2.63%, 1/31/19		13,409	13,374,646
5.75%, 1/24/22		2,001	2,268,972
3.63%, 1/22/23		4,075	4,008,602
1.83%, 11/29/23 (a)		3,350	3,424,883
4.25%, 1/29/26	GBP	1,410	2,359,655
6.75%, 10/01/37	USD	1,220	1,397,533
6.25%, 2/01/41		1,220	1,448,683
Macquarie Bank Ltd., 1.65%, 3/24/17 (b)		5,530	5,513,001
Mediobanca SpA, 2.25%, 3/18/19	EUR	1,175	1,627,733

See Notes to Consolidated Financial Statements.

BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	MARCH 31, 2014	33

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Capital Markets (concluded)
Morgan Stanley:
3.45%, 11/02/15	USD	8,449	$8,771,388
3.80%, 4/29/16		2,620	2,759,539
5.45%, 1/09/17		8,310	9,186,821
2.50%, 1/24/19		8,835	8,810,395
2.55%, 3/31/21	EUR	2,340	3,224,169
5.00%, 11/24/25	USD	6,490	6,677,691
6.38%, 7/24/42		1,220	1,488,243
UBS AG:
4.75%, 5/22/23 (a)		1,340	1,360,770
4.75%, 2/12/26 (a)	EUR	865	1,222,752

			99,938,448
Chemicals — 0.7%
INEOS Finance PLC, 7.50%, 5/01/20 (b)	USD	565	620,087
LyondellBasell Industries NV, 5.00%, 4/15/19		17,722	19,732,720
Rockwood Specialties Group, Inc., 4.63%, 10/15/20		2,355	2,431,537
U.S. Coatings Acquisition, Inc./Axalta Coating Systems Dutch Holding B BV, 7.38%, 5/01/21 (b)		630	685,125

			23,469,469
Commercial Services & Supplies — 0.0%
Algeco Scotsman Global Finance PLC, 9.00%, 10/15/18	EUR	300	450,568
GCL Holdings SCA, 9.38%, 4/15/18		290	429,401
IVS F. SpA, 7.13%, 4/01/20		110	161,571
Verisure Holding AB, 8.75%, 12/01/18		300	449,568

			1,491,108
Communications Equipment — 0.1%
Cisco Systems, Inc., 2.13%, 3/01/19	USD	3,350	3,335,012
Construction & Engineering — 0.1%
Aldesa Financial Services SA, 7.25%, 4/01/21	EUR	255	355,694
Odebrecht Offshore Drilling Finance Ltd., 6.75%, 10/01/22 (b)	USD	2,970	3,081,649

			3,437,343
Construction Materials — 0.0%
Kerneos Tech Group SAS:
5.05%, 3/01/21 (a)	EUR	180	251,698
5.75%, 3/01/21		244	344,842

			596,540
Consumer Finance — 0.0%
John Deere Bank SA, 0.78%, 3/19/19 (a)		1,250	1,727,462
Containers & Packaging — 0.1%
Ardagh Glass Finance PLC, 8.75%, 2/01/20		171	253,248
Ardagh Packaging Finance PLC, 9.25%, 10/15/20		146	224,269
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA, 6.88%, 2/15/21	USD	3,120	3,369,600

			3,847,117
Distributors — 0.1%
VWR Funding, Inc., 7.25%, 9/15/17		3,926	4,220,450
Diversified Financial Services — 3.5%
Annington Finance No. 4 PLC, 1.49%, 1/10/23 (a)	GBP	2,045	3,379,732
AyT Cedulas Cajas Global:
4.00%, 3/21/17	EUR	1,600	2,351,143
4.25%, 6/14/18		400	595,886

Corporate Bonds	Par (000)		Value
Diversified Financial Services (concluded)
AyT Cedulas Cajas X Fondo de Titulizacion:
0.38%, 6/30/15 (a)	EUR	500	$681,502
3.75%, 6/30/25		600	829,261
AyT Cedulas Cajas XXIII Fondo de Titulizacion de Activos, 4.75%, 6/15/16		2,300	3,395,959
Bank of America Corp.:
3.70%, 9/01/15	USD	10,305	10,710,100
5.75%, 12/01/17		4,845	5,485,228
2.60%, 1/15/19		4,178	4,194,482
2.65%, 4/01/19		16,258	16,309,847
3.30%, 1/11/23		8,205	7,910,350
4.10%, 7/24/23		7,635	7,744,303
4.00%, 4/01/24		6,092	6,084,830
5.00%, 1/21/44		4,070	4,155,006
Banque Federative du Credit Mutuel SA, 2.80%, 3/18/24	EUR	2,600	3,558,626
BPE Financiaciones SA:
2.88%, 5/19/16		1,700	2,374,243
2.70%, 2/01/17		900	1,240,496
Cedulas TDA, 4.25%, 3/28/27		100	142,151
Cedulas TDA 6 Fondo de Titulizacion de Activos:
3.88%, 5/23/25		900	1,254,773
4.25%, 4/10/31		1,100	1,512,498
Cedulas TDA 7 Fondo de Titulizacion de Activos, 3.50%, 6/20/17		100	144,698
EC Finance PLC, 9.75%, 8/01/17		329	486,110
Ford Motor Credit Co. LLC, 4.38%, 8/06/23	USD	1,746	1,801,435
Fresenius Finance BV, 3.00%, 2/01/21	EUR	1,470	2,055,938
General Electric Capital Corp., 6.88%, 1/10/39	USD	1,220	1,606,668
Imperial Tobacco Finance PLC, 2.50%, 2/26/21	EUR	525	719,936
JPMorgan Chase & Co.:
4.75%, 3/01/15	USD	5,150	5,344,505
1.35%, 2/15/17		9,365	9,357,396
3.25%, 9/23/22		2,721	2,680,433
3.20%, 1/25/23		1,315	1,275,116
3.88%, 2/01/24		2,400	2,421,533
4.85%, 2/01/44		1,220	1,243,968
Shell International Finance BV, 2.55%, 3/24/26	EUR	2,575	3,541,195

			116,589,347
Diversified Telecommunication Services — 2.4%
AT&T Inc.:
2.30%, 3/11/19	USD	6,005	5,973,948
3.90%, 3/11/24		6,005	5,988,012
Intelsat Jackson Holdings SA, 7.25%, 4/01/19		4,072	4,377,400
Level 3 Financing, Inc., 8.13%, 7/01/19		4,474	4,910,215
Telecom Italia Capital SA:
6.38%, 11/15/33		709	693,047
6.00%, 9/30/34		595	554,837
7.72%, 6/04/38		400	428,000
Telecom Italia Finance SA:
6.13%, 11/15/16	EUR	3,400	5,508,424
7.75%, 1/24/33		730	1,215,710
Telecom Italia SpA:
6.13%, 12/14/18		883	1,371,085
4.50%, 1/25/21		1,190	1,686,447
5.88%, 5/19/23	GBP	650	1,098,670
Telenet Finance V Luxembourg SCA, 6.75%, 8/15/24	EUR	400	608,924

See Notes to Consolidated Financial Statements.

34	BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	MARCH 31, 2014

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Diversified Telecommunication Services (concluded)
Verizon Communications, Inc.:
3.65%, 9/14/18	USD	7,345	$7,818,988
4.50%, 9/15/20		2,820	3,062,641
3.45%, 3/15/21		2,750	2,787,650
4.15%, 3/15/24		1,475	1,498,523
3.85%, 11/01/42		11,354	9,506,068
6.55%, 9/15/43		17,788	21,646,840

			80,735,429
Electric Utilities — 1.4%
CE Energy AS, 7.00%, 2/01/21	EUR	435	623,761
The Cleveland Electric Illuminating Co.:
8.88%, 11/15/18	USD	1,199	1,501,601
5.95%, 12/15/36		2,225	2,406,406
Commonwealth Edison Co., 4.70%, 1/15/44		2,670	2,794,745
Duke Energy Carolinas LLC, 4.25%, 12/15/41		4,015	3,946,661
Duke Energy Florida, Inc., 6.40%, 6/15/38		2,716	3,502,366
Entergy Arkansas, Inc., 3.70%, 6/01/24		3,976	4,035,298
Georgia Power Co., 3.00%, 4/15/16		9,205	9,610,701
Jersey Central Power & Light Co., 7.35%, 2/01/19		2,730	3,248,861
MidAmerican Energy Holdings Co., 6.50%, 9/15/37		25	30,917
Oncor Electric Delivery Co. LLC:
4.10%, 6/01/22		819	858,076
5.30%, 6/01/42		1,275	1,418,047
PacifiCorp:
3.60%, 4/01/24		8,260	8,353,685
5.75%, 4/01/37		2,225	2,672,672
Progress Energy, Inc., 4.88%, 12/01/19		416	461,541

			45,465,338
Electrical Equipment — 0.0%
Trionista Holdco GmbH, 5.00%, 4/30/20	EUR	305	439,346
Trionista TopCo GmbH, 6.88%, 4/30/21		198	296,655

			736,001
Energy Equipment & Services — 0.5%
Transocean, Inc.:
6.00%, 3/15/18	USD	10,402	11,567,742
6.50%, 11/15/20		3,925	4,407,488
6.80%, 3/15/38		2,125	2,292,359

			18,267,589
Food & Staples Retailing — 0.2%
Casino Guichard Perrachon SA, 3.30%, 3/07/24	EUR	100	139,105
CVS Caremark Corp., 5.30%, 12/05/43	USD	811	895,201
Wal-Mart Stores, Inc., 4.00%, 4/11/43		3,182	2,961,643
WM Treasury PLC, 4.63%, 12/03/42	GBP	1,140	1,894,590

			5,890,539
Food Products — 0.1%
Mondelez International, Inc., 2.25%, 2/01/19	USD	3,880	3,844,517
Health Care Equipment & Supplies — 0.2%
Boston Scientific Corp., 2.65%, 10/01/18		3,915	3,944,550
Medtronic, Inc., 3.63%, 3/15/24		1,930	1,937,919

			5,882,469
Health Care Providers & Services — 0.8%
Aetna, Inc., 4.75%, 3/15/44		846	858,631
Coventry Health Care, Inc., 5.45%, 6/15/21		3,862	4,428,857
HCA, Inc., 7.25%, 9/15/20		3,925	4,243,906

Corporate Bonds	Par (000)		Value
Health Care Providers & Services (concluded)
IDH Finance PLC, 6.00%, 12/01/18	GBP	309	$535,752
Priory Group No. 3 PLC, 7.00%, 2/15/18		360	633,179
Tenet Healthcare Corp., 4.75%, 6/01/20	USD	1,977	1,991,827
UnitedHealth Group, Inc., 3.38%, 11/15/21		1,670	1,691,857
Voyage Care BondCo PLC, 11.00%, 2/01/19	GBP	1,800	3,255,922
WellPoint, Inc.:
1.88%, 1/15/18	USD	4,895	4,858,346
2.30%, 7/15/18		4,928	4,941,636

			27,439,913
Hotels, Restaurants & Leisure — 0.2%
Cirsa Funding Luxembourg SA, 8.75%, 5/15/18	EUR	588	846,515
Gala Group Finance PLC, 8.88%, 9/01/18	GBP	280	499,475
Intralot Finance Luxembourg SA, 9.75%, 8/15/18	EUR	1,575	2,452,319
Lottomatica Group SpA, 3.50%, 3/05/20		1,300	1,910,293

			5,708,602
Household Durables — 0.1%
K. Hovnanian Enterprises, Inc., 7.25%, 10/15/20 (b)	USD	3,615	3,922,275
Industrial Conglomerates — 0.1%
General Electric Co., 4.50%, 3/11/44		2,251	2,285,920
Insurance — 1.8%
Achmea BV:
2.50%, 11/19/20	EUR	875	1,223,397
6.00%, 4/04/43 (a)		1,122	1,722,096
American International Group, Inc.:
3.80%, 3/22/17	USD	8,228	8,803,137
5.45%, 5/18/17		4,250	4,742,753
3.38%, 8/15/20		6,390	6,523,500
4.13%, 2/15/24		3,588	3,663,969
Assicurazioni Generali SpA, 2.88%, 1/14/20	EUR	565	801,950
BUPA Finance PLC, 5.00%, 4/25/23	GBP	820	1,373,069
Cloverie PLC for Zurich Insurance Co. Ltd., 7.50%, 7/24/39 (a)	EUR	400	673,414
Genworth Holdings, Inc.:
7.63%, 9/24/21	USD	2,750	3,387,695
4.90%, 8/15/23		896	939,555
Manulife Financial Corp., 3.40%, 9/17/15		3,265	3,384,208
Metropolitan Life Global Funding I, 5.13%, 6/10/14 (b)		1,600	1,614,589
Prudential Financial, Inc.:
4.75%, 9/17/15		8,759	9,253,384
7.38%, 6/15/19		3,780	4,631,445
5.38%, 6/21/20		2,135	2,419,036
Scottish Widows PLC, 5.60%, 6/16/23	GBP	1,385	2,351,242
XLIT Ltd.:
2.30%, 12/15/18	USD	1,674	1,660,558
5.25%, 12/15/43		764	809,743

			59,978,740
Internet & Catalog Retail — 0.0%
Experian Finance PLC, 3.60%, 10/15/21	GBP	100	166,496
IT Services — 0.4%
APX Group, Inc., 6.38%, 12/01/19	USD	962	981,240
Cerved Group SpA, 8.00%, 1/15/21	EUR	300	455,726
International Business Machines Corp., 3.63%, 2/12/24	USD	5,516	5,561,706

See Notes to Consolidated Financial Statements.

BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	MARCH 31, 2014	35

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
IT Services (concluded)
MasterCard, Inc.:
2.00%, 4/01/19	USD	3,362	$3,347,480
3.38%, 4/01/24		2,162	2,158,469

			12,504,621
Life Sciences Tools & Services — 0.3%
Thermo Fisher Scientific, Inc.:
2.40%, 2/01/19		8,693	8,656,646
5.30%, 2/01/44		435	468,784

			9,125,430
Machinery — 0.1%
CNH Industrial Finance Europe SA, 3.00%, 3/18/19	EUR	2,510	3,433,921
Media — 1.6%
CBS Corp.:
4.63%, 5/15/18	USD	1,825	1,984,605
8.88%, 5/15/19		3,530	4,525,767
5.75%, 4/15/20		1,450	1,647,006
Clear Channel Worldwide Holdings, Inc., 6.50%, 11/15/22		4,844	5,177,025
Comcast Cable Communications Holdings, Inc., 9.46%, 11/15/22		2,285	3,238,293
Comcast Corp.:
5.88%, 2/15/18		6,510	7,454,041
4.65%, 7/15/42		2,495	2,488,583
4.75%, 3/01/44		1,040	1,055,634
COX Communications, Inc., 8.38%, 3/01/39 (b)		3,755	4,926,252
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.:
4.60%, 2/15/21		1,815	1,914,939
5.00%, 3/01/21		2,265	2,435,267
3.80%, 3/15/22		2,575	2,548,063
5.15%, 3/15/42		3,148	2,976,091
Discovery Communications LLC, 2.56%, 3/07/22	EUR	800	1,096,373
The Interpublic Group of Cos., Inc., 4.20%, 4/15/24	USD	368	367,308
NBCUniversal Media LLC:
5.15%, 4/30/20		3,598	4,064,790
4.45%, 1/15/43		3,417	3,305,770
Odeon & UCI Finco PLC, 9.00%, 8/01/18	GBP	172	301,389
Unitymedia KabelBW GmbH, 9.50%, 3/15/21	EUR	340	540,912
Virgin Media Secured Finance PLC, 6.00%, 4/15/21	GBP	310	546,530

			52,594,638
Metals & Mining — 0.6%
BHP Billiton Finance USA Ltd.:
3.85%, 9/30/23	USD	2,644	2,708,640
5.00%, 9/30/43		1,510	1,597,855
Eco-Bat Finance PLC, 7.75%, 2/15/17	EUR	300	429,002
Freeport-McMoRan Copper & Gold, Inc., 3.88%, 3/15/23	USD	2,765	2,643,818
Novelis, Inc., 8.75%, 12/15/20		6,865	7,671,637
Rio Tinto Finance USA PLC, 2.88%, 8/21/22		2,261	2,152,009
Steel Dynamics, Inc., 6.38%, 8/15/22		1,345	1,462,687
ThyssenKrupp AG, 3.13%, 10/25/19	EUR	405	560,975

			19,226,623
Multi-Utilities — 0.6%
CenterPoint Energy Houston Electric LLC, 4.50%, 4/01/44	USD	4,095	4,199,951

Corporate Bonds	Par (000)		Value
Multi-Utilities (concluded)
CMS Energy Corp.:
3.88%, 3/01/24	USD	1,311	$1,328,283
4.88%, 3/01/44		2,861	2,914,864
Dominion Gas Holdings LLC, 4.80%, 11/01/43 (b)		430	438,476
Dominion Resources, Inc., 1.95%, 8/15/16		6,505	6,627,645
Pacific Gas & Electric Co., 4.75%, 2/15/44		1,188	1,202,016
PG&E Corp., 2.40%, 3/01/19		1,690	1,679,000
Virginia Electric and Power Co., 3.45%, 2/15/24		680	678,599

			19,068,834
Oil, Gas & Consumable Fuels — 3.8%
Access Midstream Partners LP/ACMP Finance Corp., 4.88%, 5/15/23		1,345	1,355,087
Apache Corp.:
4.75%, 4/15/43		1,320	1,326,967
4.25%, 1/15/44		2,375	2,227,596
BP Capital Markets PLC:
2.24%, 5/10/19		6,305	6,267,485
3.25%, 5/06/22		2,790	2,766,519
2.75%, 5/10/23		5,385	5,050,532
3.81%, 2/10/24		3,785	3,818,849
3.10%, 2/27/26	EUR	1,350	1,874,548
CONSOL Energy, Inc., 8.25%, 4/01/20	USD	549	596,351
Energy Transfer Partners LP, 5.95%, 10/01/43		2,380	2,561,139
EP Energy LLC/EP Energy Finance, Inc., 9.38%, 5/01/20		1,525	1,763,281
EP Energy LLC/Everest Acquisition Finance, Inc., 6.88%, 5/01/19		1,260	1,360,800
Exxon Mobil Corp., 1.82%, 3/15/19		9,675	9,605,717
Galp Energia SGPS SA, 4.13%, 1/25/19	EUR	900	1,305,290
Husky Energy, Inc., 4.00%, 4/15/24	USD	2,755	2,801,769
IVG Finance BV, 1.75%, 3/29/17	EUR	2,000	2,231,805
Kerr-McGee Corp., 6.95%, 7/01/24	USD	2,920	3,540,763
Kinder Morgan Energy Partners LP:
3.50%, 3/01/21		730	727,119
4.15%, 2/01/24		9,095	9,040,594
Laredo Petroleum, Inc.:
9.50%, 2/15/19		1,925	2,124,719
7.38%, 5/01/22		655	727,050
Linn Energy LLC/Linn Energy Finance Corp., 7.25%, 11/01/19 (b)		3,995	4,164,787
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 4.50%, 7/15/23		1,105	1,063,563
MEG Energy Corp., 6.50%, 3/15/21 (b)		910	957,775
Noble Energy, Inc.:
8.25%, 3/01/19		2,730	3,399,418
6.00%, 3/01/41		3,070	3,508,319
5.25%, 11/15/43		3,520	3,673,965
Noble Holding International Ltd., 3.95%, 3/15/22		1,525	1,512,201
Peabody Energy Corp., 6.00%, 11/15/18		614	643,933
Sabine Pass Liquefaction LLC:
5.63%, 2/01/21		4,005	4,130,156
5.63%, 4/15/23		1,053	1,047,735
Sabine Pass LNG LP, 7.50%, 11/30/16		5,000	5,525,000
Schlumberger Investment SA, 3.65%, 12/01/23		2,140	2,170,546
Shell International Finance BV:
2.00%, 11/15/18		5,814	5,831,459
4.55%, 8/12/43		5,501	5,685,817
Total Capital International SA, 3.70%, 1/15/24		2,785	2,836,628

See Notes to Consolidated Financial Statements.

36	BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	MARCH 31, 2014

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Oil, Gas & Consumable Fuels (concluded)
TransCanada PipeLines Ltd.:
3.75%, 10/16/23	USD	2,540	$2,559,375
4.63%, 3/01/34		2,135	2,182,194
Western Gas Partners LP, 5.38%, 6/01/21		5,302	5,813,134
The Williams Cos., Inc.:
7.88%, 9/01/21		1,899	2,256,265
3.70%, 1/15/23		2,747	2,492,859
Williams Partners LP, 5.40%, 3/04/44		1,990	2,041,995

			126,571,104
Paper & Forest Products — 0.3%
International Paper Co., 4.75%, 2/15/22		10,341	11,181,186
Pharmaceuticals — 0.6%
AbbVie, Inc., 4.40%, 11/06/42		3,895	3,810,436
Actavis, Inc.:
3.25%, 10/01/22		4,070	3,901,799
4.63%, 10/01/42		3,865	3,693,510
Bayer Nordic SE, 0.54%, 3/28/17 (a)	EUR	1,700	2,342,720
Bristol-Myers Squibb Co., 4.50%, 3/01/44	USD	4,623	4,648,390
Teva Pharmaceutical Finance Co. BV, 3.65%, 11/10/21		2,170	2,173,607

			20,570,462
Professional Services — 0.0%
TMF Group Holding BV, 9.88%, 12/01/19	EUR	326	501,887
Real Estate Investment Trusts (REITs) — 0.3%
ARC Properties Operating Partnership LP/Clark Acquisition LLC, 3.00%, 2/06/19 (b)	USD	4,050	4,031,548
GELF Bond Issuer I SA, 3.13%, 4/03/18	EUR	1,795	2,577,612
GLP Capital LP/GLP Financing II, Inc.:
4.38%, 11/01/18 (b)	USD	226	231,933
4.88%, 11/01/20 (b)		355	364,319
Ventas Realty LP/Ventas Capital Corp., 2.70%, 4/01/20		1,302	1,267,334

			8,472,746
Real Estate Management & Development — 0.1%
The Unique Pub Finance Co. PLC:
Series A3, 6.54%, 3/30/21	GBP	474	830,061
Series A4, 5.66%, 6/30/27		1,526	2,560,898

			3,390,959
Road & Rail — 0.1%
Burlington Northern Santa Fe LLC:
3.00%, 3/15/23	USD	1,440	1,359,101
3.75%, 4/01/24		722	724,086

			2,083,187
Software — 0.1%
First Data Corp., 7.38%, 6/15/19 (b)		2,290	2,461,750
Specialty Retail — 0.2%
DFS Furniture Holdings PLC, 7.63%, 8/15/18	GBP	278	498,224
Dufry Finance SCA, 5.50%, 10/15/20 (b)	USD	1,760	1,833,498
House of Fraser Funding PLC, 8.88%, 8/15/18	GBP	891	1,611,682
Marks & Spencer PLC, 4.75%, 6/12/25		800	1,342,586
Phosphorus Holdco PLC, 10.00% (10.00% Cash or 10.50% PIK), 4/01/19 (c)		100	160,879

Corporate Bonds	Par (000)		Value
Specialty Retail (concluded)
Punch Taverns Finance B Ltd.:
Series A6, 5.94%, 12/30/24	GBP	176	$287,548
Series A7, 4.77%, 6/30/33		849	1,352,428

			7,086,845
Technology Hardware, Storage & Peripherals — 0.1%
Hewlett-Packard Co., 3.75%, 12/01/20	USD	4,145	4,210,512
Thrifts & Mortgage Finance — 0.0%
Abbey National Treasury Services PLC, 2.00%, 1/14/19	EUR	605	843,750
Achmea Hypotheekbank NV, 2.75%, 2/18/21		625	876,603

			1,720,353
Tobacco — 0.3%
Altria Group, Inc., 4.00%, 1/31/24	USD	2,317	2,321,391
Philip Morris International, Inc.:
1.88%, 1/15/19		4,996	4,931,122
4.88%, 11/15/43		1,638	1,689,877

			8,942,390
Trading Companies & Distributors — 0.3%
Aircastle Ltd., 6.25%, 12/01/19		2,100	2,268,000
H&E Equipment Services, Inc., 7.00%, 9/01/22		1,605	1,765,500
United Rentals North America, Inc.:
5.75%, 7/15/18		753	805,710
7.38%, 5/15/20		3,535	3,901,756
7.63%, 4/15/22		1,874	2,101,223

			10,842,189
Transportation Infrastructure — 0.0%
Gategroup Finance Luxembourg SA, 6.75%, 3/01/19	EUR	300	446,402
Wireless Telecommunication Services — 0.9%
America Movil SAB de CV, 2.38%, 9/08/16	USD	8,225	8,463,525
Crown Castle International Corp., 5.25%, 1/15/23		2,235	2,271,319
Play Finance 1 SA, 6.50%, 8/01/19	EUR	405	583,059
Play Finance 2 SA, 5.25%, 2/01/19		210	295,094
Sprint Communications, Inc., 9.00%, 11/15/18 (b)	USD	10,660	13,031,850
Sprint Corp., 7.88%, 9/15/23 (b)		3,190	3,509,000
T-Mobile USA, Inc.:
6.63%, 4/28/21		1,230	1,322,250
6.73%, 4/28/22		1,180	1,264,075
6.84%, 4/28/23		375	402,187

			31,142,359
Total Corporate Bonds — 31.1%			1,044,251,563

Floating Rate Loan Interests (a)
Capital Markets — 0.0%
Hellios BV, Facility D2, 4.25%, 9/30/20		1,300	1,808,309
Containers & Packaging — 0.0%
Ardagh Holdings USA, Inc. (Ardagh Packaging Finance SA), Incremental Term Loan B, 3.00%, 12/17/19		510	509,786
Diversified Telecommunication Services — 0.7%
Intelsat Jackson Holdings SA, Tranche B-2 Term Loan, 3.75%, 6/30/19		12,002	12,021,166
Level 3 Financing, Inc., Tranche B 2020 Term Loan, 4.00%, 1/15/20		8,090	8,100,113

See Notes to Consolidated Financial Statements.

BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	MARCH 31, 2014	37

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (a)	Par (000)		Value
Diversified Telecommunication Services (concluded)
Ziggo BV:
EUR B1 Facility, 3.50%, 1/15/22	USD	631	$864,636
EUR B2 Facility, 3.50%, 1/15/22		407	557,011
EUR B3 Facility, 2.75%, 1/15/22		669	916,903
EUR B4 Facility, 3.00%, 1/15/22		473	648,104

			23,107,933
Health Care Providers & Services — 0.0%
Emdeon, Inc., Term B-2 Loan, 3.75%, 11/02/18		917	916,606
Hotels, Restaurants & Leisure — 0.9%
BRE/Lauderdale Grande LLC, Mezzanine Loan, 7.35%, 3/09/16		6,540	6,540,000
Caesars Entertainment Resort Properties LLC, Term B Loan, 7.00%, 10/11/20		5,771	5,840,592
Hilton Worldwide Finance LLC, Initial Term Loan, 3.75%, 10/26/20		12,699	12,713,281
Motel 6, Loan, 10.00%, 10/15/17		5,991	6,245,502

			31,339,375
Life Sciences Tools & Services — 0.0%
Pharmaceutical Product Development, Inc. (Jaguar Holdings LLC), 2013 Term Loan, 4.00%, 12/05/18		978	979,375
Multiline Retail — 0.1%
Hema Holding BV:
Extended Facility C, 4.38%, 12/05/17		1,100	1,428,923
Extended Facility D, 5.75%, 1/05/18		630	782,216

			2,211,139
Oil, Gas & Consumable Fuels — 0.2%
Obsidian Natural Gas Trust, Loan, 7.00%, 11/02/15		5,114	5,177,918
Pharmaceuticals — 0.1%
inVentiv Health, Inc. (FKA Ventive Health, Inc.), Consolidated Term Loan, 7.50%, 8/04/16		2,649	2,646,070
Real Estate Investment Trusts (REITs) — 0.0%
iStar Financial, Inc., Loan, 4.50%, 10/15/17		417	418,410
Real Estate Management & Development — 0.0%
Realogy Corp., Extended Synthetic Commitment, 0.00% — 4.40%, 10/10/16		177	177,546
Software — 0.2%
First Data Corp., 2018 Dollar Term Loan,, 4.15%, 3/23/18		6,090	6,100,061
Total Floating Rate Loan Interests — 2.2%			75,392,528

Foreign Agency Obligations
Brazil — 0.9%
Petrobras Global Finance BV:
4.88%, 3/17/20		3,930	3,938,658
6.25%, 3/17/24		8,440	8,695,403
5.38%, 10/01/29	GBP	185	269,880
6.63%, 1/16/34		530	850,069
7.25%, 3/17/44	USD	1,187	1,218,486
Petrobras International Finance Co., 3.88%, 1/27/16		15,335	15,748,110

			30,720,606

Foreign Agency Obligations	Par (000)		Value
Canada — 0.0%
Nexen Energy ULC, 5.88%, 3/10/35	USD	250	$272,842
Germany — 0.1%
HSH Nordbank AG:
1.09%, 2/14/17 (a)	EUR	289	304,579
1.13%, 2/14/17 (a)		1,661	1,748,252

			2,052,831
Mexico — 0.1%
Petroleos Mexicanos, 3.50%, 1/30/23	USD	2,805	2,639,505
Norway — 0.2%
Eksportfinans ASA, 5.50%, 6/26/17		275	291,844
Statoil ASA, 2.90%, 11/08/20		6,595	6,653,610

			6,945,454
Portugal — 0.1%
Caixa Geral de Depositos SA, 5.63%, 12/04/15	EUR	2,000	2,930,001
Total Foreign Agency Obligations — 1.4%			45,561,239

Foreign Government Obligations
Brazil — 0.4%
Federative Republic of Brazil, 4.25%, 1/07/25	USD	14,050	13,593,375
Colombia — 0.1%
Republic of Colombia, 4.00%, 2/26/24		4,410	4,365,900
Greece — 0.1%
Hellenic Republic, 2.00%, 2/24/23 (d)	EUR	3,205	3,460,784
Indonesia — 0.3%
Indonesia Government International Bond, 5.38%, 10/17/23	USD	6,125	6,354,687
Republic of Indonesia, 5.88%, 1/15/24		2,720	2,920,600

			9,275,287
Italy — 0.3%
Buoni Poliennali Del Tesoro:
5.50%, 11/01/22	EUR	6,200	10,098,073
4.50%, 5/01/23		30	45,730

			10,143,803
Mexico — 0.4%
United Mexican States, 4.00%, 10/02/23	USD	12,115	12,236,150
Netherlands — 4.4%
Kingdom of the Netherlands, 1.25%, 1/15/18	EUR	104,000	147,002,962
Peru — 0.1%
Peruvian Government International Bond, 7.35%, 7/21/25	USD	2,470	3,177,037
Portugal — 0.4%
Republic of Portugal, 3.50%, 3/25/15		12,800	12,973,658
South Africa — 0.4%
Republic of South Africa, 8.00%, 12/21/18	ZAR	125,275	11,980,850
Spain — 0.3%
Autonomous Community of Madrid Spain, 3.00%, 7/29/14	CHF	410	466,696
Autonomous Community of Valencia Spain:
3.25%, 7/06/15	EUR	1,280	1,786,325
4.38%, 7/16/15		1,860	2,647,823
Kingdom of Spain, 5.40%, 1/31/23		3,330	5,413,504

			10,314,348

See Notes to Consolidated Financial Statements.

38	BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	MARCH 31, 2014

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio
(Percentages shown are based on Net Assets)

Foreign Government Obligations	Par (000)		Value
Turkey — 0.2%
Turkey Government International Bond, 5.75%, 3/22/24	USD	7,740	$8,007,030
Total Foreign Government Obligations — 7.4%			246,531,184

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 4.0%
BlackRock Capital Finance LP, Series 1997-R2, Class AP, 1.08%, 12/25/35 (a)(b)(e)		7	6,999
Citigroup Mortgage Loan Trust, Series 2007-2, Class 2A, 6.00%, 11/25/36		190	178,087
Collateralized Mortgage Obligation Trust, Series 57, Class D, 9.90%, 2/01/19		5	6,141
Countrywide Alternative Loan Trust:
Series 2005-21CB, Class A17, 6.00%, 6/25/35		12,176	12,103,536
Series 2006-43CB, Class 1A10, 6.00%, 2/25/37		5,090	4,135,656
Series 2006-J4, Class 2A8, 6.00%, 7/25/36		9,829	7,929,233
Series 2006-OA21, Class A1, 0.35%, 3/20/47 (a)		20,877	16,296,748
Series 2007-22, Class 2A16, 6.50%, 9/25/37		21,729	17,665,859
Countrywide Home Loan Mortgage Pass-Through Trust:
Series 2004-29, Class 1A1, 0.69%, 2/25/35 (a)		813	761,875
Series 2005-HYB9, Class 2A1, 2.42%, 2/20/36 (a)		13,642	11,588,377
Credit Suisse Mortgage Capital Certificates:
Series 2010-20R, Class 9A1, 2.60%, 1/27/36 (a)(b)		6,485	6,448,213
Series 2011-2R, Class 1A1, 2.60%, 3/27/37 (a)(b)		3,301	3,224,355
Series 2011-2R, Class 2A1, 2.61%, 7/27/36 (a)(b)		11,340	11,217,812
Series 2011-5R, Class 3A1, 4.96%, 9/27/47 (a)(b)		4,631	4,552,652
Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-RMP1, Class A2, 0.30%, 12/25/36 (a)		4,895	3,982,106
First Horizon Mortgage Pass-Through Trust, Series 2005-AR3, Class 3A1, 2.59%, 8/25/35 (a)		1,503	1,366,771
Gemgarto, Series 2012-1, Class A1, 3.47%, 5/14/45 (a)	GBP	1,066	1,830,859
GSR Mortgage Loan Trust, Series 2005-AR2, Class 2A1, 2.75%, 4/25/35 (a)	USD	4,124	4,117,349
HomeBanc Mortgage Trust:
Series 2005-4, Class A1, 0.42%, 10/25/35 (a)		20,228	17,907,825
Series 2006-2, Class A1, 0.33%, 12/25/36 (a)		5,474	4,733,041
Impac Secured Assets CMN Owner Trust, Series 2004-3, Class 1A4, 0.95%, 11/25/34 (a)		948	925,916
Paragon Mortgages No. 13 PLC, Series 13X, Class A2C, 0.42%, 1/15/39 (a)		486	447,758
Residential Mortgage Securities PLC, Series 26, Class A1, 2.77%, 2/14/41 (a)	GBP	1,805	3,136,187

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Collateralized Mortgage Obligations (concluded)
Silk Road Finance Number Three PLC, Series 2012-1, Class A, 1.88%, 6/21/55 (a)	GBP	765	$1,294,898

			135,858,253
Commercial Mortgage-Backed Securities — 11.0%
Banc of America Commercial Mortgage Trust:
Series 2007-3, Class A1A, 5.60%, 6/10/49 (a)	USD	8,599	9,321,483
Series 2007-3, Class A4, 5.60%, 6/10/49 (a)		2,730	3,007,231
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-3, Class A3A, 4.62%, 7/10/43		850	862,998
Bear Stearns Commercial Mortgage Securities Trust:
Series 2006-PW14, Class A1A, 5.19%, 12/11/38		7,486	8,179,143
Series 2007-PW15, Class A1A, 5.32%, 2/11/44		5,176	5,626,087
Series 2007-PW17, Class A1A, 5.65%, 6/11/50 (a)		5,197	5,747,580
Citigroup Commercial Mortgage Trust:
Series 2014-GC19, Class A3, 3.75%, 3/10/47		2,785	2,812,813
Series 2014-GC19, Class A4, 4.02%, 3/10/47		4,235	4,361,733
Citigroup/Deutsche Bank Commercial Mortgage Trust:
Series 2007-CD4, Class AMFX, 5.37%, 12/11/49 (a)		5,945	6,233,237
Series 2007-CD5, Class AMA, 6.12%, 11/15/44 (a)		640	715,555
Commercial Mortgage Pass-Through Certificates:
Series 2010-RR1, Class GEB, 5.54%, 12/11/49 (a)(b)		2,260	2,426,261
Series 2012-LTRT, Class A2, 3.40%, 10/05/30 (b)		3,755	3,564,584
Series 2013-CR11, Class AM, 4.72%, 9/10/23 (a)		1,385	1,476,773
Series 2013-FL3, Class A, 1.67%, 10/13/16 (a)(b)		6,320	6,358,337
Series 2013-GAM, Class A2, 3.37%, 2/10/28 (b)		4,900	4,767,739
Series 2014-CR14, Class B, 4.62%, 2/10/47 (a)		2,900	3,026,965
Series 2014-UBS2, Class A5, 3.96%, 3/10/47		3,045	3,124,009
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C3, Class AJ, 4.77%, 7/15/37		920	942,914
Credit Suisse Mortgage Capital Certificates:
Series 2007-TF2A, Class A3, 0.43%, 4/15/22 (a)(b)		3,700	3,623,732
Series 2010-RR1, Class 2A, 5.70%, 9/15/40 (a)(b)		4,730	5,134,926
Del Coronado Trust, Series 2013-HDMZ, Class M, 5.17%, 3/15/18 (a)(b)		3,820	3,830,696
Deutsche Bank Re-REMIC Trust:
Series 2011-C32, Class A3A, 5.72%, 6/17/49 (a)(b)		3,400	3,661,351
Series 2012-EZ1, Class A, 0.95%, 9/25/45 (b)		3,639	3,639,561
Series 2013-EZ3, Class A, 1.64%, 12/18/49 (a)(b)		3,909	3,921,691

See Notes to Consolidated Financial Statements.

BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	MARCH 31, 2014	39

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Commercial Mortgage-Backed Securities (continued)
Extended Stay America Trust, Series 2013-ESH7, Class A27, 2.96%, 12/05/31 (b)	USD	3,850	$3,819,793
GE Capital Commercial Mortgage Corp. Trust, Series 2007-C1, Class A2, 5.42%, 12/10/49		15,269	15,271,743
German Residential Funding PLC, Series 2013-1, Class E, 4.37%, 8/27/24 (a)	EUR	1,181	1,679,938
Greenwich Capital Commercial Funding Corp.:
Series 2005-GG3, Class A3, 4.57%, 8/10/42	USD	323	323,081
Series 2007-GG11, Class AJ, 6.03%, 12/10/49 (a)		920	927,755
Series 2007-GG11, Class AM, 5.87%, 12/10/49 (a)		1,670	1,834,772
GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4, 4.76%, 7/10/39		12,809	13,188,225
GS Mortgage Securities Corp. Trust, Series 2012-SHOP, Class C, 3.63%, 6/05/31 (b)		820	830,518
GS Mortgage Securities Trust, Series 2006-GG8, Class AJ, 5.62%, 11/10/39		200	198,025
Hilton USA Trust:
Series 2013-HLT, Class DFX, 4.41%, 11/05/30 (b)		2,380	2,421,093
Series 2013-HLT, Class EFX, 4.45%, 11/05/30 (a)(b)		6,715	6,794,895
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2006-CB14, Class AM, 5.45%, 12/12/44 (a)		5,065	5,411,157
Series 2006-LDP8, Class AJ, 5.48%, 5/15/45 (a)		2,000	2,111,770
Series 2006-LDP9, Class AM, 5.37%, 5/15/47		3,410	3,582,611
Series 2007-CB18, Class A1A, 5.43%, 6/12/47 (a)		10,354	11,331,146
Series 2007-CB20, Class AJ, 6.10%, 2/12/51 (a)		11,095	11,581,538
Series 2007-CB20, Class AM, 5.90%, 2/12/51 (a)		1,000	1,129,505
Series 2007-LD11, Class A2, 5.80%, 6/15/49 (a)		7,808	7,811,395
Series 2007-LD12, Class A1A, 5.85%, 2/15/51 (a)		9,319	10,464,529
Series 2007-LDPX, Class A1A, 5.44%, 1/15/49		7,717	8,498,628
Series 2008-C2, Class ASB, 6.13%, 2/12/51 (a)		1,977	2,107,216
LB-UBS Commercial Mortgage Trust:
Series 2005-C2, Class AJ, 5.21%, 4/15/30 (a)		3,055	3,159,615
Series 2007-C1, Class AJ, 5.48%, 2/15/40		5,670	5,838,484
Series 2007-C1, Class B, 5.51%, 2/15/40		1,230	1,216,135
Series 2007-C7, Class AM, 6.15%, 9/15/45 (a)		2,205	2,513,804
Merrill Lynch Mortgage Trust:
Series 2005-CKI1, Class AJ, 5.28%, 11/12/37 (a)		4,160	4,371,798
Series 2007-C1, Class A1A, 5.84%, 6/12/50 (a)		2,846	3,027,946
ML-CFC Commercial Mortgage Trust:

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Commercial Mortgage-Backed Securities (concluded)
Series 2006-1, Class AJ, 5.57%, 2/12/39 (a)	USD	3,100	$3,246,605
Series 2007-9, Class ASB, 5.64%, 9/12/49		17,101	17,413,515
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-CKSV, Class CK, 4.30%, 10/15/30 (b)		8,496	7,339,416
Morgan Stanley Capital I Trust:
Series 2007-HQ12, Class A2FX, 5.58%, 4/12/49 (a)		631	644,673
Series 2007-HQ12, Class AM, 5.58%, 4/12/49 (a)		6,695	7,267,443
Series 2007-IQ13, Class A1A, 5.31%, 3/15/44		10,266	11,267,140
Series 2007-IQ14, Class A1A, 5.67%, 4/15/49 (a)		2,941	3,226,894
Series 2007-IQ15, Class AM, 5.91%, 6/11/49 (a)		7,480	8,162,827
Morgan Stanley Capital I, Inc., Series 1998-WF2, Class G, 6.34%, 7/15/30 (a)(b)		697	702,898
Morgan Stanley Re-REMIC Trust:
Series 2009-IO, Class B, 0.00%, 7/17/56 (b)(f)		3,352	3,322,844
Series 2010-GG10, Class A4B, 5.82%, 8/15/45 (a)(b)		1,330	1,463,613
Series 2011-IO, Class A, 2.50%, 3/23/51 (b)		539	547,155
Series 2011-IO, Class B, 0.00%, 3/23/51 (b)(f)		3,430	3,344,250
Series 2012-IO, Class AXB1, 1.00%, 3/27/51 (b)		1,933	1,940,555
Series 2012-IO, Class AXB2, 1.00%, 3/27/51 (b)		2,680	2,638,460
Series 2012-XA, Class A, 2.00%, 7/27/49 (b)		4,265	4,276,055
Motel 6 Trust, Series 2012-MTL6, Class B, 2.74%, 10/05/25 (b)		2,655	2,667,266
New York Mortgage Securitization Trust, Series 2012-1, Class A, 6.65%, 12/27/47 (a)(b)		12,069	12,069,000
RBSCF Trust, Series 2010-RR3, Class WBTA, 5.95%, 2/16/51 (a)(b)		14,186	15,024,125
RCMC LLC, Series 2012-CRE1, Class A, 5.62%, 11/15/44 (b)		6,505	6,666,511
SCG Trust, Series 2013-SRP1, Class AJ, 2.11%, 11/15/26 (a)(b)		2,775	2,775,966
SMA Issuer I LLC, Series 2012-LV1, Class A, 3.50%, 8/20/25 (b)		727	726,015
STRIPs Ltd., Series 2012-1A, Class A, 1.50%, 12/25/44 (b)		6,363	6,299,370
Wachovia Bank Commercial Mortgage Trust:
Series 2006-WL7A, Class H, 0.56%, 9/15/21 (a)(b)		3,690	3,553,020
Series 2007-C33, Class AJ, 5.95%, 2/15/51 (a)		3,775	3,916,230
Wells Fargo Resecuritization Trust, Series 2012-IO, Class A, 1.75%, 8/20/21 (b)		3,523	3,525,586
WF-RBS Commercial Mortgage Trust, Series 2013-C11, Class A4, 3.04%, 3/15/45		5,745	5,566,308

			367,408,254

See Notes to Consolidated Financial Statements.

40	BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	MARCH 31, 2014

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Interest Only Commercial Mortgage-Backed Securities — 0.8%
Citigroup Commercial Mortgage Trust, Series 2013-GC15, Class XA, 1.30%, 9/10/46 (a)	USD	15,787	$1,141,001
Commercial Mortgage Pass-Through Certificates:
Series 2012-CR1, Class XA, 2.22%, 5/15/45 (a)		21,636	2,522,374
Series 2013-CR6, Class XA, 1.55%, 3/10/46 (a)		54,635	4,050,073
GS Mortgage Securities Corp. II, Series 2013-KYO, Class XB1, 3.25%, 11/08/29 (a)(b)		49,680	1,908,855
GS Mortgage Securities Corp. Trust, Series 2014-GC20, Class XA, 1.23%, 4/10/47		9,755	785,249
Hilton USA Trust, Series 2013-HLT, Class X1FX, 1.67%, 11/05/30 (a)(b)		54,590	679,427
JPMBB Commercial Mortgage Securities Trust, Series 2014-C18, Class XA, 1.18%, 2/15/47 (a)		9,675	692,736
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2012-CBX, Class XA, 2.00%, 6/15/45 (a)		20,529	1,965,337
Series 2013-LC11, Class XA, 1.58%, 4/15/46 (a)		25,901	2,428,295
Series 2013-LC11, Class XB, 0.59%, 4/15/46 (a)		4,570	199,842
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7, Class XA, 1.74%, 2/15/46 (a)		21,990	2,120,982
WaMu Commercial Mortgage Securities Trust, Series 2005-C1A, Class X, 0.82%, 5/25/36 (a)(b)		1,023	15,861
WF-RBS Commercial Mortgage Trust:
Series 2012-C10, Class XA, 1.82%, 12/15/45 (a)(b)		36,155	3,800,107
Series 2013-C15, Class XA, 0.71%, 8/15/46 (a)		41,172	1,693,345
Series 2014-LC14, Class XA, 1.48%, 3/15/47 (a)		23,705	2,161,213

			26,164,697
Total Non-Agency Mortgage-Backed Securities — 15.8%			529,431,204

Other Interests (g)	Beneficial Interest (000)
Capital Markets — 0.0%
Lehman Brothers Holdings Capital Trust VII (h)(i)		1,888	—
Lehman Brothers Holdings, Inc. (h)(i)		7,360	1
Total Other Interests — 0.0%			1

Preferred Securities
Capital Trusts	Par (000)
Automobiles — 0.2%
Volkswagen International Finance NV:
3.75% (a)(j)	EUR	1,150	1,575,597
4.63% (a)(j)		3,420	4,741,007

			6,316,604

Capital Trusts	Par (000)		Value
Banks — 0.5%
Banco Bilbao Vizcaya Argentaria SA:
7.00% (a)(j)	EUR	1,000	$1,390,745
9.00% (a)(j)	USD	1,000	1,083,750
Banco Popular Espanol SA, 11.50% (a)(j)	EUR	900	1,410,376
Banco Santander SA, 6.25% (a)(j)		1,500	2,040,655
Barclays Bank PLC, 4.75% (a)(j)		410	503,413
Barclays PLC:
8.00% (a)(j)		932	1,348,175
8.25% (a)(j)	USD	2,275	2,388,750
Credit Agricole SA, 7.88% (a)(b)(j)		300	316,875
Danske Bank A/S, 5.75% (a)(j)	EUR	1,675	2,304,691
Lloyds Banking Group PLC, 6.38% (a)(j)		1,266	1,787,717
RBS Capital Trust B, 6.80% (j)	USD	360	354,600
Societe Generale SA:
6.75% (a)(j)	EUR	1,575	2,196,933
8.25% (a)(j)	USD	370	398,675

			17,525,355
Capital Markets — 0.0%
Credit Suisse Group AG, 7.50% (a)(j)		730	792,963
State Street Capital Trust IV, 1.23%, 6/01/77 (a)		770	631,400

			1,424,363
Chemicals — 0.0%
Solvay Finance SA, 4.20% (a)(j)	EUR	310	430,277
Diversified Financial Services — 0.2%
HBOS Capital Funding LP, 6.85% (j)	USD	346	347,730
JPMorgan Chase & Co., Series S, 6.75% (a)(j)		1,034	1,088,285
Nationwide Building Society, 6.88% (a)(j)	GBP	2,175	3,621,495

			5,057,510
Electric Utilities — 0.2%
Electricite de France:
5.00% (a)(j)	EUR	600	854,327
7.00% (a)(j)	GBP	600	1,019,589
Enel SpA:
8.75%, 9/24/73 (a)(b)	USD	1,375	1,542,887
5.25%, 1/15/75 (a)	EUR	464	650,739
6.63%, 9/15/76 (a)	GBP	660	1,136,182

			5,203,724
Insurance — 0.2%
MetLife Capital Trust IV, 7.88%, 12/15/67 (b)	USD	1,841	2,172,380
Vienna Insurance Group AG Wiener Versicherung Gruppe, 5.75%, 10/09/43 (a)	EUR	700	1,037,079
XL Group PLC, 6.50% (a)(j)	USD	4,705	4,628,544

			7,838,003
Media — 0.1%
NBCUniversal Enterprise, Inc., 5.25% (b)(j)		3,600	3,636,000
Total Capital Trusts — 1.4%			47,431,836

See Notes to Consolidated Financial Statements.

BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	MARCH 31, 2014	41

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio
(Percentages shown are based on Net Assets)

Preferred Stocks		Shares	Value
Capital Markets — 0.1%
State Street Corp., 5.90%		55,294	$1,431,562
Commercial Banks — 0.0%
Royal Bank of Scotland Group PLC, 6.13%		1,919	42,314
Royal Bank of Scotland Group PLC, 6.60%		9,596	221,668

			263,982
Electric Utilities — 0.0%
SCE Trust III, 5.75%		19,516	499,610
Total Preferred Stocks — 0.1%			2,195,154

Trust Preferreds
Diversified Financial Services — 0.3%
Citigroup Capital XIII, 7.88%, 10/30/40 (a)		349,440	9,693,466
Electric Utilities — 0.0%
SSE PLC, 5.03% (a)(j)		1,226,000	1,744,968
Total Trust Preferreds — 0.3%			11,438,434
Total Preferred Securities — 1.8%			61,065,424

Taxable Municipal Bonds	Par (000)
California Educational Facilities Authority RB, 5.00%, 10/01/32	USD	1,750	2,164,995
California Health Facilities Financing Authority RB, 5.00%, 8/15/51-8/15/52		12,500	12,868,395
City of Austin, TX Water & Wastewater System Revenue RB, 5.00%, 11/15/42		5,000	5,391,650
City of Houston, TX Utility System Revenue RB, 5.00%, 5/15/23		10,000	11,907,000
County of Miami-Dade, FL Aviation Revenue RB, CIFG, 5.00%, 10/01/38		8,770	8,805,168
Dallas/Fort Worth International Airport RB, 5.00%, 11/01/42-11/01/45		16,820	16,957,334
Indiana Finance Authority RB, 5.00%, 5/01/42		5,960	6,095,173
Los Angeles Community College District/CA GO, 6.60%, 8/01/42		835	1,112,095
Los Angeles Department of Water & Power RB, 5.00%, 7/01/43		10,000	10,732,100
Love Field Airport Modernization Corp RB, 5.25%, 11/01/40		1,700	1,744,608
Metropolitan Transportation Authority RB, 6.81%, 11/15/40		860	1,114,930
Municipal Electric Authority of Georgia RB, 6.64%, 4/01/57		725	826,500
New Jersey State Turnpike Authority RB, 7.41%, 1/01/40		1,059	1,486,667
New Jersey Transportation Trust Fund Authority RB, 5.00%, 6/15/42		5,000	5,214,950
New York City Municipal Water Finance Authority RB:
5.38%, 6/15/43		4,410	4,948,152
5.50%, 6/15/43		5,285	5,989,121
New York City Water & Sewer System RB, 5.88%, 6/15/44		835	1,002,518
New York State Dormitory Authority RB, 5.39%, 3/15/40		805	918,408
New York State Thruway Authority RB, 5.00%, 1/01/27		10,000	11,433,900
Port Authority of New York & New Jersey RB, 4.96%, 8/01/46		1,395	1,469,884
Private Colleges & Universities Authority RB, 5.00%, 10/01/43		4,000	4,353,160
South Carolina State Public Service Authority RB, 5.50%, 12/01/53		5,000	5,367,650

Taxable Municipal Bonds	Par (000)		Value
State of California GO:
7.60%, 11/01/40	USD	3,900	$5,492,487
5.00%, 4/01/43-12/01/43		7,460	7,945,024
State of Illinois GO:
5.10%, 6/01/33		3,735	3,687,752
5.00%, 2/01/39		7,375	7,512,249
University of California RB, 4.86%, 5/15/12		780	739,112
University of Massachusetts Building Authority RB, 5.00%, 11/01/44		15,000	16,419,150
Total Taxable Municipal Bonds — 4.9%			163,700,132

U.S. Government Sponsored Agency Securities
Agency Obligations — 0.9%
Fannie Mae, 6.63%, 11/15/30		1,450	1,992,425
Freddie Mac:
2.50%, 4/23/14 (k)		6,100	6,109,040
3.75%, 3/27/19 (l)		3,650	3,981,248
4.38%, 7/17/15 (k)		7,950	8,375,412
4.88%, 6/13/18		4,300	4,892,592
FREMF Mortgage Trust:
Series 2012-K23, Class B, 3.66%, 10/25/45		3,060	2,939,763
Series 2012-K706, Class C, 4.02%, 11/25/44 (a)		710	710,229
Series 2013-K713, Class B, 3.17%, 4/25/20 (a)		615	595,980

			29,596,689
Collateralized Mortgage Obligations — 1.3%
Fannie Mae:
Series 2005-48, Class AR, 5.50%, 2/25/35		22	23,390
Series 2013-100, Class CA, 4.00%, 3/25/39		1,903	2,017,005
Series 2014-26, Class KA, 4.00%, 3/01/44 (m)		6,000	6,349,687
Series 2014-27, Class CA, 4.00%, 11/01/43 (m)		6,000	6,341,484
Series 2014-30, Class A, 4.00%, 4/01/44 (m)		2,510	2,657,165
Freddie Mac:
Series 4213, Class IG, 4.00%, 5/15/39- 6/15/43		10,394	7,349,197
Series 4324, Class EA, 4.00%, 12/01/43 (m)		3,425	3,635,183
Series 4325, Class MA, 4.00%, 1/01/44 (m)		2,644	2,796,864
Series 4327, Class A, 4.00%, 11/01/42 (m)		5,457	5,787,831
Series 4328, Class DA, 4.00%, 3/01/44 (m)		2,600	2,751,531
Series 4329, Class A, 4.00%, 8/01/43 (m)		2,100	2,220,750

			41,930,087
Commercial Mortgage-Backed Securities — 0.1%
Fannie Mae, Series 2006-M2, Class A2A, 5.27%, 10/25/32 (a)		4,130	4,699,322
Interest Only Commercial Mortgage-Backed Securities — 0.3%
Fannie Mae, Series 2013-M5, Class X2, 2.39%, 1/25/21		13,189	1,659,196

See Notes to Consolidated Financial Statements.

42	BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	MARCH 31, 2014

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio
(Percentages shown are based on Net Assets)

U.S. Government Sponsored Agency Securities	Par (000)		Value
Interest Only Commercial Mortgage-Backed Securities (concluded)
Freddie Mac:
Series K019, Class X1, 1.74%, 3/25/22	USD	10,136	$1,078,384
Series K707, Class X1, 1.56%, 1/25/47		22,778	1,431,382
Series K710, Class X1, 1.78%, 5/25/19		16,967	1,307,208
Series K009, Class X1, 1.49%, 8/25/20		41,313	2,909,892
Ginnie Mae, Series 2012-120, Class IO, 1.02%, 2/16/53		23,501	1,693,380

			10,079,442
Mortgage-Backed Securities — 52.9%
Fannie Mae Mortgage-Backed Securities:
2.23%, 10/01/42 (a)		4,554	4,694,283
2.50%, 9/01/27-4/01/29		77,747	77,850,331
2.51%, 10/01/38 (a)		22	23,784
3.00%, 4/01/29-4/01/44		192,775	188,264,042
3.01%, 3/01/41 (a)		1,729	1,830,697
3.14%, 3/01/41 (a)		2,039	2,148,736
3.22%, 12/01/40 (a)		3,785	3,979,037
3.50%, 7/01/28-4/01/44		188,394	192,154,287
4.00%, 1/01/25-4/01/44		342,177	356,641,636
4.50%, 2/01/25-4/01/44		107,141	114,451,124
4.99%, 8/01/38 (a)		3,254	3,498,683
5.00%, 5/01/23-4/01/44		68,210	74,544,086
5.50%, 12/01/32-4/01/44		47,069	52,098,000
6.00%, 2/01/34-4/01/44		33,791	37,731,373
6.50%, 5/01/40		13,073	14,664,865
Freddie Mac Mortgage-Backed Securities:
2.31%, 10/01/36 (a)		38	40,989
2.45%, 2/01/37 (a)		27	29,186
2.50%, 4/01/29		21,600	21,589,874
2.61%, 2/01/37 (a)		95	100,972
2.92%, 6/01/42 (a)		4,897	5,052,052
3.00%, 4/01/29-7/01/43		71,722	69,999,672
3.03%, 2/01/41 (a)		3,206	3,397,746
3.50%, 4/01/29-2/01/44		50,279	50,988,283
4.00%, 4/01/29-4/01/44		82,500	85,694,633
4.50%, 9/01/43-4/01/44		54,391	57,970,202
5.00%, 7/01/35-4/01/44		36,956	40,166,595
5.50%, 3/01/43-4/01/44		15,330	16,834,435
Ginnie Mae Mortgage-Backed Securities:
1.63%, 5/20/34 (a)		1,124	1,169,124
3.00%, 4/15/44		40,000	39,331,248
3.50%, 2/15/42-4/15/44		63,827	65,174,744
4.00%, 2/20/44-4/15/44		71,467	75,157,486
4.50%, 5/20/41-2/15/42 (k)		56,835	61,424,669
5.00%, 11/15/38-4/15/44 (k)		50,211	54,914,048

			1,773,610,922
Total U.S. Government Sponsored Agency Securities — 55.5%			1,859,916,462

U.S. Treasury Obligations
U.S. Treasury Bonds, 3.63%, 2/15/44		129,351	130,846,455
U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/42 (k)		12,152	10,589,186
U.S. Treasury Inflation Indexed Notes:
0.13%, 4/15/18-1/15/23 (n)		65,266	66,377,807
0.38%, 7/15/23 (k)		10,608	10,492,060
0.63%, 1/15/24		67,972	68,205,754

U.S. Treasury Obligations	Par (000)		Value
U.S. Treasury Notes:
0.38%, 3/31/16 (k)	USD	142,180	$142,024,455
0.75%, 3/15/17 (k)		185,265	184,570,256
1.63%, 3/31/19 (k)		203,170	202,138,303
2.00%, 2/28/21 (k)		31,273	30,679,312
2.25%, 3/31/21		59,380	59,157,325
2.75%, 2/15/24		819	820,792
Total U.S. Treasury Obligations — 27.0%			905,901,705
Total Long-Term Investments
(Cost — $5,570,957,282) — 168.1%			5,635,709,239

Short-Term Securities
Borrowed Bond Agreements — 8.0%
Barclays Bank PLC, 0.04%, Open (Purchased on 11/19/13 to be repurchased at EUR 3,068,154, collateralized by Kingdom of Spain, 4.10% due at 7/30/18, par and fair value of EUR 2,860,000 and $4,358,816, respectively)	EUR	3,062	4,218,839
Barclays Bank PLC, 0.04%, Open (Purchased on 9/04/13 to be repurchased at EUR 915,377, collateralized by Kingdom of Spain, 4.10% due at 7/30/18, par and fair value of EUR 860,000 and $1,300,338, respectively)		914	1,258,579
Barclays Bank PLC, 0.05%, Open (Purchased on 1/22/14 to be repurchased at EUR 2,943,542, collateralized by Buoni Poliennali Del Tesoro, 4.50% due at 3/01/26, par and fair value of EUR 2,600,000 and $3,932,219, respectively)		2,926	4,030,472
Barclays Bank PLC, 0.05%, Open (Purchased on 11/18/13 to be repurchased at EUR 6,218,423, collateralized by Buoni Poliennali Del Tesoro, 3.75% due at 8/01/21, par and fair value of EUR 5,985,000 and $8,835,805, respectively)		6,194	8,533,526
Barclays Bank PLC, 0.08%, Open (Purchased on 11/18/13 to be repurchased at EUR 32,408, collateralized by Buoni Poliennali Del Tesoro, 4.50% due at 5/01/23, par and fair value of EUR 30,000 and $45,730, respectively)		32	44,308
Barclays Bank PLC, 0.08%, Open (Purchased on 3/05/14 to be repurchased at EUR 151,476, collateralized by Buoni Poliennali Del Tesoro, 3.75% due at 3/01/21, par and fair value of EUR 138,000 and $204,346, respectively)		151	207,505
Barclays Bank PLC, 0.10%, Open (Purchased on 1/22/14 to be repurchased at EUR 29,773,077, collateralized by French Treasury Notes, 1.00% due at 7/25/17, par and fair value of EUR 29,115,000 and $41,023,396, respectively)		29,668	40,872,336
Barclays Bank PLC, 0.10%, Open (Purchased on 1/22/14 to be repurchased at EUR 29,773,077, collateralized by French Treasury Notes, 1.00% due at 7/25/17, par and fair value of EUR 29,115,000 and $41,023,396, respectively)		29,668	40,872,336

See Notes to Consolidated Financial Statements.

BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	MARCH 31, 2014	43

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio
(Percentages shown are based on Net Assets)

Short-Term Securities	Par (000)		Value
Borrowed Bond Agreements (concluded)
Barclays Capital, Inc., 0.00%, 4/02/14 (Purchased on 3/26/14 to be repurchased at $11,167,875, collateralized by U.S. Treasury Notes, 2.75% due at 11/15/23, par and fair value of USD 11,030,000 and $11,070,513, respectively)	USD	11,168	$11,167,875
Citigroup Global Markets, Inc., (0.35)%, Open (Purchased on 3/04/14 to be repurchased at $2,262,284, collateralized by General Electric Capital Corp., 1.63% due at 4/02/18, par and fair value of USD 2,270,000 and $2,258,089, respectively)		2,296	2,295,538
Citigroup Global Markets Limited, (0.07)%, Open (Purchased on 10/21/13 to be repurchased at EUR 59,156,262, collateralized by French Treasury Notes, 1.00% due at 7/25/17, par and fair value of EUR 58,800,000 and $82,017,057, respectively)	EUR	59,315	81,715,045
Credit Suisse Securities (USA) LLC, (0.20)%, Open (Purchased on 1/31/14 to be repurchased at $1,594,991, collateralized by Noble Holding International Ltd., 5.25% due at 3/15/42, par and fair value of USD 1,700,000 and $1,664,322, respectively)	USD	1,692	1,691,500
Credit Suisse Securities (USA) LLC, 0.02%, Open (Purchased on 3/21/14 to be repurchased at $20,014,714, collateralized by U.S. Treasury Notes, 0.63% due at 4/30/18, par and fair value of USD 20,590,000 and $19,876,610, respectively)		19,998	19,998,037
Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.04%, 4/01/14 (Purchased on 3/31/14 to be repurchased at $6,422,543, collateralized by U.S. Treasury Notes, 2.75% due at 2/15/24, par and fair value of USD 6,373,000 and $6,396,408, respectively)		6,397	6,396,899
Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.05%, Open (Purchased on 3/13/14 to be repurchased at $40,516,131, collateralized by U.S. Treasury Notes, 0.63% due at 4/30/18, par and fair value of USD 41,415,000 and $40,185,897, respectively)		40,431	40,431,394
Morgan Stanley & Co. International PLC, 0.05%, Open (Purchased on 3/06/14 to be repurchased at EUR 3,060,866, collateralized by Kingdom of Spain, 5.85% due at 1/31/22, par and fair value of EUR 2,501,000 and $4,175,316, respectively)	EUR	3,049	4,199,983

			267,934,172

	Shares
Money Market Funds — 0.5%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (e)(o)	16,795,848	16,795,848
Total Short-Term Securities (Cost — $283,784,265) — 8.5%		284,730,020

Options Purchased			Value
(Cost — $5,612,594) — 0.1%			$2,570,483
Total Investments Before TBA Sale Commitments, Options Written and Borrowed Bonds (Cost — $5,860,354,141*) — 176.7%			5,923,009,742

TBA Sale Commitments (p)	Par (000)
Fannie Mae Mortgage-Backed Securities:
2.50%, 4/01/29	USD	64,100	(64,049,925)
3.00%, 4/01/29-4/01/44		97,600	(96,364,138)
3.50%, 4/01/29-4/01/44		79,800	(82,352,063)
4.00%, 4/01/29-4/01/44		161,100	(167,762,461)
4.50%, 4/01/29-4/01/44		56,500	(60,200,847)
6.00%, 7/01/43-4/01/44		5,100	(5,682,161)
5.50%, 10/01/43-4/01/44		15,100	(16,673,590)
5.00%, 4/01/44		73,300	(79,858,665)
Freddie Mac Mortgage-Backed Securities:
3.00%, 4/01/44		18,000	(17,348,204)
3.50%, 4/01/44		15,400	(15,474,595)
4.00%, 4/01/44		25,100	(26,038,308)
4.50%, 4/01/44		12,800	(13,644,000)
5.00%, 4/01/44		12,100	(13,146,461)
Ginnie Mae Mortgage-Backed Securities:
3.50%, 4/15/44		21,900	(22,343,140)
4.00%, 4/15/44		3,800	(3,992,968)
4.50%, 4/15/44		6,900	(7,437,281)
5.00%, 4/15/44		15,100	(16,489,797)
Total TBA Sale Commitments (Proceeds — $708,802,691) — (21.2)%			(708,858,604)

Options Written
(Premiums Received — $1,698,803) — (0.0)%			(1,106,633)

Borrowed Bonds
Corporate Bonds — (0.1)%
General Electric Capital Corp.,
1.63%, 4/02/18		2,270	(2,258,089)
Noble Holding International Ltd.,
5.25%, 3/15/42		1,700	(1,664,322)

			(3,922,411)
Foreign Government Obligations — (5.6)%
Buoni Poliennali Del Tesoro,
3.75%, 3/01/21-8/01/21	EUR	6,123	(9,040,151)
4.50%, 5/01/23-3/01/26		2,630	(3,977,949)
Kingdom of Spain,
4.10%, 7/30/18		3,720	(5,659,154)
5.85%, 1/31/22		2,501	(4,175,316)
Republic of France,
1.00%, 7/25/17		117,030	(164,063,849)

			(186,916,419)
U.S. Treasury Obligations — (2.3)%
U.S. Treasury Notes:
0.63%, 4/30/18	USD	62,005	(60,062,507)
2.75%, 11/15/23-2/15/24		17,403	(17,466,921)

			(77,529,428)
Total Borrowed Bonds (Proceeds — $253,641,635) — (8.0)%			(268,368,258)

See Notes to Consolidated Financial Statements.

44	BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	MARCH 31, 2014

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Value
Total Investments Net of TBA Sale
Commitments, Options Written and Borrowed Bonds — 147.5%	$4,944,676,247
Liabilities in Excess of Other Assets — (47.5)%	(1,592,181,496)

Net Assets — 100.0%	$3,352,494,751

Notes to Consolidated Schedule of Investments

*	As of March 31, 2014, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$5,875,831,757

Gross unrealized appreciation	$83,903,254
Gross unrealized depreciation	(36,725,269)

Net unrealized appreciation	$47,177,985

(a)	Variable rate security. Rate shown is as of report date.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.

(d)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(e)	Investments in issuers considered to be an affiliate of the Master Portfolio during the six months ended March 31, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Par/Shares Held at September 30, 2013	Par/Shares Purchased	Par/Shares Sold	Par/Shares Held at March 31, 2014	Value at March 31, 2014	Income
BlackRock Capital Finance LP, Series 1997-R2, Class AP	—	8,540	(1,266)	7,274	$6,999	$1,303
BlackRock Liquidity Funds, TempFund, Institutional Class	51,436,621	—	(34,640,773)[1]	16,795,848	$16,795,848	$3,812
iShares iBoxx $ High Yield Corporate Bond ETF	190,000	—	(190,000)	—	—	$344,318
iShares JPMorgan USD Emerging Markets Bond Fund	114,500	—	(114,500)	—	—	$99,593

[1]	Represents net shares sold.

(f)	Zero-coupon bond.

(g)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

(h)	Issuer filed for bankruptcy and/or is in default of interest payments.

(i)	Non-income producing security.

(j)	Security is perpetual in nature and has no stated maturity date.

(k)	All or a portion of security has been pledged as collateral in connection with outstanding reverse repurchase agreements.

(l)	All or a portion of security has been pledged in connection with outstanding financial futures contracts.

(m)	When-issued security.

(n)	All or a portion of security has been pledged as collateral in connection with outstanding OTC derivatives.

(o)	Represents the current yield as of report date.

(p)	Represents or includes a TBA transaction. Unsettled TBA transactions as of March 31, 2014 were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Barclays Capital, Inc.	$2,103,855	$4,762
Citigroup Global Markets, Inc.	$(3,515,094)	$22,016
Credit Suisse Securities (USA) LLC	$6,054,529	$(120,275)
Deutsche Bank Securities, Inc.	$113,929,488	$(480,449)
Goldman Sachs & Co.	$(27,895,638)	$(355,083)
J.P. Morgan Securities LLC	$(82,215,072)	$(13,245)
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$97,119,354	$76,893
Morgan Stanley & Co. LLC	$23,658,672	$(158,801)
Nomura Securities International, Inc.	$(37,061,296)	$16,273
RBC Capital Markets, LLC	$(3,845,688)	$(12,430)
RBS Securities, Inc.	$(4,172,500)	$21,875
Wells Fargo Securities, LLC	$(25,398,001)	$66,937

See Notes to Consolidated Financial Statements.

BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	MARCH 31, 2014	45

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

•

For Master Portfolio compliance purposes, the Master Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Reverse repurchase agreements outstanding as of March 31, 2014 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest
BNP Paribas Securities Corp.	0.08%	4/09/13	Open	$13,031,400	$13,055,953
Deutsche Bank Securities, Inc.	0.11%	6/20/13	Open	8,745,000	8,747,730
Deutsche Bank Securities, Inc.	0.11%	6/20/13	Open	6,237,250	6,239,197
Credit Suisse Securities (USA) LLC	0.11%	12/10/13	Open	8,439,488	8,442,113
Credit Suisse Securities (USA) LLC	0.11%	12/10/13	Open	27,379,950	27,388,468
Credit Suisse Securities (USA) LLC	0.11%	12/10/13	Open	31,756,000	31,765,880
Barclays Bank PLC	(5.00%)	2/19/14	Open	357,307	357,307
Barclays Capital, Inc.	0.14%	3/12/14	4/10/14	35,744,567	35,747,208
Credit Suisse Securities (USA) LLC	0.14%	3/12/14	4/10/14	217,440,945	217,457,011
BNP Paribas Securities Corp.	0.08%	3/14/14	Open	18,810,000	18,810,941
Credit Suisse Securities (USA) LLC	0.14%	3/17/14	4/16/14	92,846,951	92,852,006
BNP Paribas Securities Corp.	0.08%	3/17/14	Open	35,640,000	35,641,188
BNP Paribas Securities Corp.	0.08%	3/17/14	Open	18,810,000	18,811,019
Credit Suisse Securities (USA) LLC	0.14%	3/18/14	4/16/14	44,647,000	44,649,431
RBC Capital Markets LLC	0.13%	3/19/14	4/22/14	66,967,202	66,970,104
Credit Suisse Securities (USA) LLC	0.08%	3/24/14	Open	34,074,525	34,075,131
Credit Suisse Securities (USA) LLC	0.08%	3/24/14	Open	22,345,650	22,346,047
BNP Paribas Securities Corp.	0.18%	3/27/14	4/10/14	33,866,000	33,866,847
BNP Paribas Securities Corp.	0.07%	3/27/14	Open	10,555,000	10,555,103
Morgan Stanley & Co. LLC	0.08%	3/27/14	Open	132,063,750	132,064,924
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.05%	3/31/14	4/01/14	248,904,563	248,904,908
BNP Paribas Securities Corp.	0.08%	3/31/14	4/01/14	142,002,275	142,002,591
Deutsche Bank Securities, Inc.	(0.03%)	3/31/14	4/01/14	184,338,675	184,338,675
RBC Capital Markets LLC	0.12%	3/31/14	Open	43,780,000	43,780,146
RBC Capital Markets LLC	0.12%	3/31/14	Open	19,600,000	19,600,065
RBC Capital Markets LLC	0.13%	3/31/14	Open	34,074,525	34,074,648
Total				$1,532,458,023	$1,532,544,641

•	Financial futures contracts outstanding as of March 31, 2014 were as follows:

Contracts Purchased/ (Sold)	Issue	Exchange	Expiration		Notional Value	Unrealized Appreciation (Depreciation)
44	CBOE Volatility Index	Chicago Board of Trade	May 2014	USD	697,400	$(36,915)
(2,119)	U.S. Treasury Notes (10 Year)	Chicago Board of Trade	June 2014	USD	261,696,500	929,575
(210)	U.S. Treasury Notes (2 Year)	Chicago Board of Trade	June 2014	USD	46,108,125	42,579
779	U.S. Treasury Bonds (30 Year)	Chicago Board of Trade	June 2014	USD	103,777,406	327,251
(226)	Ultra Treasury Bonds	Chicago Board Options	June 2014	USD	32,649,938	157,277
518	U.S. Treasury Notes (5 Year)	Chicago Board Options	June 2014	USD	61,617,719	14,668
13	Nikkei 225 Index	Chicago Mercantile	June 2014	USD	1,867,849	71,739
(291)	Euro STOXX Banks Index	Eurex	June 2014	USD	3,072,885	(65,464)
(286)	Euro-Bobl	Eurex	June 2014	USD	49,397,027	(25,990)
(239)	Euro-Bund	Eurex	June 2014	USD	47,209,307	(156,502)
(16)	Euro-Schatz	Eurex	June 2014	USD	2,433,824	2,075
273	Canadian Bankers Acceptance	Montreal	June 2014	USD	60,958,887	(29,390)
(114)	Gilt British	NYSE Liffe	June 2014	USD	20,816,598	(124,813)
345	90-day Australian Bank Bill	Sydney	June 2014	USD	75,633,960	(45,648)
98	Canadian Bankers Acceptance	Montreal	September 2014	USD	21,882,678	(17,923)
(371)	Canadian Bankers Acceptance	Montreal	June 2015	USD	82,715,717	81,093
(348)	Euro Dollar Futures	Chicago Mercantile	December 2015	USD	85,995,150	101,869
42	3-month EURIBOR	NYSE Liffe	June 2016	USD	14,371,375	11,556
174	3-month EURIBOR	NYSE Liffe	September 2016	USD	59,472,633	233,027
(42)	3-month EURIBOR	NYSE Liffe	June 2017	USD	14,304,834	(19,665)

See Notes to Consolidated Financial Statements.

46	BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	MARCH 31, 2014

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

•	Financial futures contracts outstanding as of March 31, 2014 were as follows: (concluded)

Contracts Purchased/ (Sold)	Issue	Exchange	Expiration		Notional Value	Unrealized Appreciation (Depreciation)
(174)	3-month EURIBOR	NYSE Liffe	September 2017	USD	59,190,971	$(309,223)
(87)	Euro Dollar Futures	Chicago Mercantile	December 2017	USD	21,068,137	(35,942)
Total						$1,105,234

•	Forward foreign currency exchange contracts outstanding as of March 31, 2014 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	2,903,000	USD	2,623,507	The Bank of New York Mellon	4/22/14	$1,122
EUR	23,829,000	USD	32,195,791	Citibank N.A.	4/22/14	630,742
EUR	29,350,000	USD	40,089,459	The Bank of New York Mellon	4/22/14	342,735
USD	2,135,415	AUD	2,311,000	Westpac Banking Corp.	4/22/14	(4,585)
USD	4,081,044	EUR	3,000,000	Bank of America N.A.	4/22/14	(51,719)
USD	3,382,964	EUR	2,487,000	Barclays Bank PLC	4/22/14	(43,096)
USD	343,787,789	EUR	252,853,000	Barclays Bank PLC	4/22/14	(4,539,345)
USD	758,340	EUR	550,000	Citibank N.A.	4/22/14	667
USD	4,129,554	EUR	3,000,000	Citibank N.A.	4/22/14	(3,209)
USD	1,177,747	EUR	858,000	Goldman Sachs Bank USA	4/22/14	(4,224)
USD	2,299,724	EUR	1,700,000	Goldman Sachs Bank USA	4/22/14	(42,174)
USD	7,299,155	EUR	5,300,000	Goldman Sachs Bank USA	4/22/14	(2,059)
USD	38,391,635	EUR	28,068,000	Goldman Sachs Bank USA	4/22/14	(274,491)
USD	2,320,942	EUR	1,693,000	Royal Bank of Scotland PLC	4/22/14	(11,313)
USD	3,281,821	EUR	2,390,000	Royal Bank of Scotland PLC	4/22/14	(10,613)
USD	37,403,696	GBP	22,800,000	Barclays Bank PLC	4/22/14	(601,019)
USD	1,602,678	GBP	969,000	Citibank N.A.	4/22/14	(12,523)
USD	1,979,172	GBP	1,200,000	Goldman Sachs International	4/22/14	(21,076)
USD	1,429,384	GBP	854,000	Royal Bank of Scotland PLC	4/22/14	5,874
USD	1,885,038	JPY	191,000,000	JPMorgan Chase Bank N.A.	4/22/14	34,309
USD	1,979,505	ZAR	21,354,000	JPMorgan Chase Bank N.A.	4/22/14	(41,971)
USD	5,970,367	ZAR	63,995,000	JPMorgan Chase Bank N.A.	4/22/14	(87,720)
USD	3,965,315	ZAR	42,712,000	UBS AG	4/22/14	(78,016)
AUD	18,645,000	USD	16,838,318	Bank of America N.A.	6/18/14	358,918
EUR	4,261,000	HUF	1,342,569,515	Barclays Bank PLC	6/18/14	(122,289)
INR	994,088,940	USD	15,977,000	UBS AG	6/18/14	351,818
MXN	23,343,075	USD	1,750,000	Citibank N.A.	6/18/14	26,990
PLN	24,875,452	EUR	5,850,000	Credit Suisse International	6/18/14	126,817
USD	22,109,393	AUD	24,850,000	Bank of America N.A.	6/18/14	(811,032)
USD	1,925,000	CAD	2,156,404	Citibank N.A.	6/18/14	(21,918)
USD	15,900,000	CAD	17,747,644	Royal Bank of Scotland PLC	6/18/14	(123,528)
USD	7,935,000	INR	486,177,450	Deutsche Bank AG	6/18/14	(50,908)
USD	8,495,000	JPY	869,176,119	BNP Paribas S.A.	6/18/14	70,433
USD	1,885,000	JPY	191,337,113	Citibank N.A.	6/18/14	30,448
USD	33,144,000	JPY	3,401,780,841	Credit Suisse International	6/18/14	171,936
USD	16,580,000	KRW	17,835,271,800	UBS AG	6/18/14	(108,546)
USD	1,750,000	MXN	23,113,967	Deutsche Bank AG	6/18/14	(9,549)
USD	7,632,000	ZAR	84,469,442	JPMorgan Chase Bank N.A.	6/18/14	(291,964)

See Notes to Consolidated Financial Statements.

BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	MARCH 31, 2014	47

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

•	Forward foreign currency exchange contracts outstanding as of March 31, 2014 were as follows: (concluded)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
ZAR	47,373,691	USD	4,426,000	BNP Paribas S.A.	6/18/14	$18,062
Total						$(5,198,016)

•	Exchange-traded options purchased as of March 31, 2014 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
E-Mini S&P 500 Index Futures	Call	USD	1,870.00	4/17/14	86	$66,650
U.S. Treasury Notes (10 Year)	Put	USD	123.50	4/25/14	86	55,094
Euro Dollar 3-Year Mid-Curve	Put	USD	97.25	6/13/14	445	222,500
iShares MSCI Emerging Market ETF	Put	USD	35.00	6/21/14	4,800	120,000
Euro Dollar 1-Year Mid-Curve	Put	USD	98.63	12/12/14	2,582	1,307,135
Total						$1,771,379

•	OTC barrier options purchased as of March 31, 2014 were as follows:

Description	Counterparty	Strike Price		Barrier Price/Range		Expiration Date	Notional Amount (000)		Market Value
	Goldman Sachs
USD Currency Call/BRL Currency Put	Bank USA	BRL	2.39	BRL	2.47	4/10/14	USD	4,409	$459
USD Currency Call/ZAR Currency Put	Deutsche Bank AG	ZAR	11.05	ZAR	11.55	4/10/14	USD	4,410	1,414
Total									$1,873

•	OTC options purchased as of March 31, 2014 were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Notional Amount (000)		Market Value
USD Currency	Deutsche Bank AG	Call	CAD	1.12	6/27/14	USD	8,550	$96,716
USD Currency	Barclays Bank PLC	Call	JPY	112.00	7/17/14	USD	5,080	6,045
EUR Currency	BNP Paribas S.A.	Put	USD	1.39	4/04/14	EUR	9,580	89,584
AUD Currency	Citibank N.A.	Put	USD	0.83	4/10/14	AUD	178,888	17
AUD Currency	Deutsche Bank AG	Put	USD	0.87	4/10/14	AUD	177,603	99
EUR Currency	HSBC Bank USA N.A.	Put	USD	1.30	5/23/14	EUR	6,105	3,191
EUR Currency	Barclays Bank PLC	Put	USD	1.30	6/06/14	EUR	5,885	5,781
EUR Currency	Citibank N.A.	Put	USD	1.30	6/06/14	EUR	5,985	5,879
USD Currency	Deutsche Bank AG	Put	MXN	12.80	6/26/14	USD	8,615	58,174
Total								$265,486

•	OTC interest rate swaptions purchased as of March 31, 2014 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
					1-day Overnight
					Brazil CETIP
	JPMorgan Chase				Interbank
1-Year Interest Rate Swap	Bank N.A.	Call	11.85%	Receive	Deposit	7/01/14	BRL	90,385	$70,952
					1-day Overnight
					Brazil CETIP
	Credit Suisse				Interbank
2-Year Interest Rate Swap	International	Call	12.00%	Receive	Deposit	7/01/14	BRL	167,458	198,443
					6-month JPY
10-Year Interest Rate Swap	Barclays Bank PLC	Put	1.10%	Pay	LIBOR	6/05/14	JPY	3,437,000	26,480

See Notes to Consolidated Financial Statements.

48	BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	MARCH 31, 2014

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

•	OTC interest rate swaptions purchased as of March 31, 2014 were as follows: (concluded)

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
10-Year Interest Rate Swap	Barclays Bank PLC	Put	1.10%	Pay	6-month JPY LIBOR	6/06/14	JPY	1,720,000	$13,673
10-Year Interest Rate Swap	Bank of America N.A.	Put	1.10%	Pay	6-month JPY LIBOR	6/09/14	JPY	3,573,000	31,055
Total									$340,603

•	Exchange-traded options written as of March 31, 2014 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
CBOE Volatility Index	Call	USD	17.00	4/16/14	1,438	$(71,900)
E-Mini S&P 500 Index Futures	Call	USD	1,890.00	4/17/14	43	(14,512)
U.S. Treasury Notes (10 Year)	Put	USD	122.00	4/25/14	86	(14,781)
Euro Dollar 3-Year Mid-Curve	Put	USD	97.00	6/13/14	445	(114,031)
Euro Dollar 3-Year Mid-Curve	Put	USD	96.38	12/12/14	1,279	(535,581)
Total						$(750,805)

•	OTC interest rate swaptions written as of March 31, 2014 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
10-Year Interest Rate Swap	Barclays Bank PLC	Put	1.40%	Receive	6-month JPY LIBOR	6/05/14	JPY	3,437,000	$(4,033)
10-Year Interest Rate Swap	Barclays Bank PLC	Put	1.40%	Receive	6-month JPY LIBOR	6/06/14	JPY	1,720,000	(2,016)
	Bank of America				6-month JPY
10-Year Interest Rate Swap	N.A.	Put	1.40%	Receive	LIBOR	6/09/14	JPY	3,573,000	(5,130)
1-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Put	12.75%	Receive	1-day Overnight Brazil CETIP Interbank Deposit	7/01/14	BRL	106,970	(213,050)
Total									$(224,229)

•	OTC options written as of March 31, 2014 were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Notional Amount (000)		Market Value
USD Currency	Deutsche Bank AG	Call	CAD	1.14	6/27/14	USD	8,550	$(41,998)
EUR Currency	Deutsche Bank AG	Put	USD	1.39	4/04/14	EUR	9,580	(89,584)
AUD Currency	Deutsche Bank AG	Put	USD	0.83	4/10/14	AUD	178,888	(17)
Total								$(131,599)

•	OTC structured options as of March 31, 2014 were as follows:

Description	Counterparty	Expiration Date	Units	Market Value
Call on Global Dispersion, Strike=9.8%	Bank of America N.A.	1/23/15	8,610,000	$191,142

•	Centrally cleared credit default swaps – buy protection outstanding as of March 31, 2014 were as follows:

Issuer/Index	Pay Fixed Rate	Clearinghouse	Expiration Date	Notional Amount (000)		Unrealized Depreciation
iTraxx Europe Crossover Series 20 Version 1	5.00%	InterContinental Exchange	12/20/18	EUR	20,070	$(275,298)
iTraxx Europe Crossover Series 21 Version 1	5.00%	InterContinental Exchange	6/20/19	EUR	4,450	(57,235)
Total						$(332,533)

See Notes to Consolidated Financial Statements.

BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	MARCH 31, 2014	49

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

•	Centrally cleared credit default swaps – sold protection outstanding as of March 31, 2014 were as follows:

Issuer/Index	Receive Fixed Rate	Clearinghouse	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation
CDX.NA.HY Series 21 Version 1	5.00%	Chicago Mercantile	12/20/18	B+	USD	4,600	$18,733
iTraxx Europe Series 21 Version 1	1.00%	InterContinental Exchange	6/20/19	A-	EUR	7,990	19,088
Total							$37,821

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Master Portfolio may pay should a negative credit event take place as defined under the terms of the agreement.

•	Centrally cleared interest rate swaps outstanding as of March 31, 2014 were as follows:

Fixed Rate	Floating Rate	Clearinghouse	Effective Date	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
0.65%[1]	3-month LIBOR	Chicago Mercantile	N/A	11/26/16	USD	12,695	$40,479
1.70%[1]	3-month LIBOR	Chicago Mercantile	7/03/14[2]	8/31/18	USD	195,720	(164,177)
1.52%[1]	3-month LIBOR	Chicago Mercantile	7/03/14[2]	8/31/18	USD	58,300	374,990
1.71%[1]	3-month LIBOR	Chicago Mercantile	7/03/14[2]	8/31/18	USD	51,590	(61,237)
1.54%[1]	6-month LIBOR	Chicago Mercantile	7/03/14[2]	8/31/18	USD	29,200	161,425
2.82%[1]	3-month LIBOR	Chicago Mercantile	N/A	11/18/23	USD	4,150	(50,468)
0.82%[1]	6-month JPY LIBOR	Chicago Mercantile	N/A	11/25/23	JPY	1,675,380	(69,646)
0.79%[1]	6-month JPY LIBOR	Chicago Mercantile	N/A	11/28/23	JPY	1,827,685	(28,271)
2.79%[1]	6-month LIBOR	Chicago Mercantile	N/A	2/26/24	GBP	13,200	(61,497)
Total							$141,598

[1]	Master Portfolio pays the fixed rate and receives the floating rate.

[2]	Forward swap.

•	OTC credit default swaps – buy protection outstanding as of March 31, 2014 were as follows:

Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Republic of Portugal	1.00%	JPMorgan Chase Bank N.A.	6/20/15	USD	12,800	$(85,709)	$458,679	$(544,388)
Republic of Portugal	1.00%	Barclays Bank PLC	12/20/15	USD	1,200	(4,599)	64,102	(68,701)
Republic of Portugal	1.00%	Deutsche Bank AG	12/20/15	USD	1,350	(5,173)	72,115	(77,288)
Banca Monte dei Paschi di Siena SpA	5.00%	Deutsche Bank AG	12/20/16	EUR	750	(49,154)	91,728	(140,882)
Republic of Ireland	1.00%	Citibank N.A.	12/20/16	USD	4,000	(64,504)	499,627	(564,131)
Transocean Worldwide, Inc.	1.00%	Goldman Sachs Bank USA	12/20/16	USD	5,750	(144,900)	(29,969)	(114,931)
Jaguar Land Rover Automotive PLC	5.00%	Credit Suisse International	3/20/17	EUR	130	(21,844)	(18,839)	(3,005)
Jaguar Land Rover Automotive PLC	5.00%	Credit Suisse International	3/20/17	EUR	130	(21,844)	(18,839)	(3,005)
Jaguar Land Rover Automotive PLC	5.00%	Credit Suisse International	3/20/17	EUR	120	(20,163)	(17,747)	(2,416)
Banca Monte dei Paschi di Siena SpA	5.00%	JPMorgan Chase Bank N.A.	3/20/17	EUR	3,800	(262,958)	385,563	(648,521)
Republic of Ireland	1.00%	Citibank N.A.	3/20/17	USD	2,000	(32,396)	223,324	(255,720)
Caja de Ahorros Y Pensiones de Barcelona	3.00%	BNP Paribas S.A.	6/20/17	EUR	720	(69,572)	(6,609)	(62,963)
Caja de Ahorros Y Pensiones de Barcelona	3.00%	BNP Paribas S.A.	6/20/17	EUR	540	(52,179)	(3,954)	(48,225)
Republic of Portugal	1.00%	Citibank N.A.	6/20/17	USD	6,000	63,804	1,290,237	(1,226,433)
CDX.NA.IG Series 18 Version 1	1.00%	Credit Suisse International	6/20/17	USD	103,800	(2,122,890)	(7,943)	(2,114,947)
Peugeot SA	5.00%	BNP Paribas S.A.	9/20/17	EUR	2,975	(444,944)	258,228	(703,172)
Finmeccanica SpA	5.00%	Bank of America N.A.	3/20/18	EUR	470	(83,543)	(33,528)	(50,015)
Deutsche Bank AG	1.00%	Barclays Bank PLC	3/20/18	EUR	3,200	(70,787)	(1,448)	(69,339)
Deutsche Bank AG	1.00%	Citibank N.A.	3/20/18	EUR	1,250	(27,651)	(1,135)	(26,516)
Marks & Spencer PLC	1.00%	Credit Suisse International	3/20/18	EUR	1,330	5,447	54,425	(48,978)
Republic of Ireland	1.00%	Bank of America N.A.	3/20/18	USD	800	(11,404)	23,501	(34,905)

See Notes to Consolidated Financial Statements.

50	BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	MARCH 31, 2014

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

•	OTC credit default swaps — buy protection outstanding as of March 31, 2014 were as follows: (concluded)

Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Republic of Italy	1.00%	Barclays Bank PLC	3/20/18	USD	6,000	$30,548	$292,522	$(261,974)
Republic of Ireland	1.00%	Deutsche Bank AG	3/20/18	USD	900	(12,829)	26,439	(39,268)
AXA SA	1.00%	Barclays Bank PLC	6/20/18	EUR	1,810	(30,523)	41,747	(72,270)
AXA SA	1.00%	BNP Paribas S.A.	6/20/18	EUR	925	(15,598)	42,905	(58,503)
iTraxx Europe Series 9 3-6%	5.00%	Citibank N.A.	6/20/18	EUR	3,780	(378,629)	440,653	(819,282)
AXA SA	1.00%	Credit Suisse International	6/20/18	EUR	995	(16,779)	47,090	(63,869)
Finmeccanica SpA	5.00%	Credit Suisse International	6/20/18	EUR	570	(103,103)	(33,795)	(69,308)
Finmeccanica SpA	5.00%	Goldman Sachs International	6/20/18	EUR	90	(16,279)	(9,274)	(7,005)
Credit Agricole SA	3.00%	JPMorgan Chase Bank N.A.	6/20/18	EUR	960	(124,812)	(39,268)	(85,544)
Finmeccanica SpA	5.00%	JPMorgan Chase Bank N.A.	6/20/18	EUR	1,290	(233,338)	(121,217)	(112,121)
Société Générale SA	3.00%	JPMorgan Chase Bank N.A.	6/20/18	EUR	960	(122,990)	(38,299)	(84,691)
Republic of France	0.25%	Barclays Bank PLC	6/20/18	USD	2,530	13,183	38,405	(25,222)
Republic of France	0.25%	Citibank N.A.	6/20/18	USD	2,740	14,277	47,107	(32,830)
Republic of France	0.25%	JPMorgan Chase Bank N.A.	6/20/18	USD	2,735	14,252	36,102	(21,850)
Pernod-Ricard SA	1.00%	Barclays Bank PLC	9/20/18	EUR	100	(2,017)	123	(2,140)
Peugeot SA	5.00%	Barclays Bank PLC	9/20/18	EUR	2,975	(452,089)	95,402	(547,491)
Finmeccanica SpA	5.00%	Barclays Bank PLC	12/20/18	EUR	530	(97,038)	(56,823)	(40,215)
iTraxx Financials Series 20 Version 1	1.00%	Barclays Bank PLC	12/20/18	EUR	1,450	(17,145)	(8,693)	(8,452)
iTraxx Financials Series 20 Version 1	1.00%	Citibank N.A.	12/20/18	EUR	3,120	(36,891)	(18,339)	(18,552)
Koninklijke KPN NV	1.00%	Barclays Bank PLC	3/20/19	EUR	25	266	211	55
Marks & Spencer PLC	1.00%	Barclays Bank PLC	3/20/19	EUR	136	3,296	3,848	(552)
Koninklijke KPN NV	1.00%	Citibank N.A.	3/20/19	EUR	30	320	327	(7)
Koninklijke KPN NV	1.00%	Credit Suisse International	3/20/19	EUR	20	213	194	19
Banco Bilbao Vizcaya Argentaria SA	3.00%	Deutsche Bank AG	3/20/19	EUR	45	(5,107)	(4,122)	(985)
Koninklijke KPN NV	1.00%	Deutsche Bank AG	3/20/19	EUR	15	160	154	6
Tesco PLC	1.00%	Goldman Sachs International	3/20/19	EUR	20	(2)	(100)	98
Banco Bilbao Vizcaya Argentaria SA	3.00%	HSBC Bank PLC	3/20/19	EUR	75	(8,513)	(6,945)	(1,568)
Banco Bilbao Vizcaya Argentaria SA	3.00%	HSBC Bank PLC	3/20/19	EUR	50	(5,674)	(4,548)	(1,126)
Banco Bilbao Vizcaya Argentaria SA	3.00%	HSBC Bank PLC	3/20/19	EUR	30	(3,405)	(2,748)	(657)
Tesco PLC	1.00%	Deutsche Bank AG	6/20/19	EUR	300	922	(1,201)	2,123
Tesco PLC	1.00%	Deutsche Bank AG	6/20/19	EUR	290	891	(558)	1,449
Federative Republic of Brazil	1.00%	Bank of America N.A.	6/20/19	USD	3,832	121,711	141,522	(19,811)
Federative Republic of Brazil	1.00%	Bank of America N.A.	6/20/19	USD	1,187	37,701	48,623	(10,922)
Federative Republic of Brazil	1.00%	Citibank N.A.	6/20/19	USD	1,155	36,685	55,018	(18,333)
Total						$(4,935,299)	$4,293,980	$(9,229,279)

•	OTC credit default swaps – sold protection outstanding as of March 31, 2014 were as follows:

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Norske Skogindustrier ASA	5.00%	Credit Suisse International	12/20/14	CCC+	EUR	590	$(25,281)	$(81,164)	$55,883
Banca Monte dei Paschi di Siena SpA	3.00%	BNP Paribas S.A.	9/20/16	Not Rated	EUR	2,000	(9,728)	(177,854)	168,126
Banca Monte dei Paschi di Siena SpA	5.00%	Deutsche Bank AG	9/20/16	Not Rated	EUR	750	46,344	(18,991)	65,335

See Notes to Consolidated Financial Statements.

BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	MARCH 31, 2014	51

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

•	OTC credit default swaps — sold protection outstanding as of March 31, 2014 were as follows: (continued)

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Banca Monte dei Paschi di Siena SpA	3.00%	JPMorgan Chase Bank N.A.	9/20/16	Not Rated	EUR	2,200	$(10,700)	$(112,634)	$101,934
Republic of Italy	1.00%	Citibank N.A.	12/20/16	BBB	USD	4,000	15,306	(343,851)	359,157
CDX.NA.IG Series 18 Version 1	1.00%	Citibank N.A.	6/20/17	BBB+	USD	103,800	2,122,890	75,526	2,047,364
Ardagh Packaging Finance PLC	5.00%	Barclays Bank PLC	9/20/17	CCC+	EUR	370	45,029	(26,090)	71,119
Ardagh Packaging Finance PLC	5.00%	Credit Suisse International	9/20/17	CCC+	EUR	550	66,935	(39,858)	106,793
ThyssenKrupp AG	1.00%	Credit Suisse International	12/20/17	BB	EUR	1,500	(56,199)	(122,482)	66,283
ThyssenKrupp AG	1.00%	Goldman Sachs International	12/20/17	BB	EUR	725	(27,163)	(61,433)	34,270
ThyssenKrupp AG	1.00%	JPMorgan Chase Bank N.A.	12/20/17	BB	EUR	525	(19,669)	(44,486)	24,817
Ardagh Packaging Finance PLC	5.00%	Credit Suisse International	3/20/18	CCC+	EUR	300	35,027	2,861	32,166
Ardagh Packaging Finance PLC	5.00%	Deutsche Bank AG	3/20/18	CCC+	EUR	310	36,196	3,089	33,107
Republic of Italy	1.00%	Barclays Bank PLC	3/20/18	BBB	EUR	4,500	16,702	(221,580)	238,282
Republic of Italy	1.00%	Barclays Bank PLC	3/20/18	BBB	USD	37	(188)	(2,364)	2,176
Schaeffler Finance BV	5.00%	Barclays Bank PLC	3/20/18	B+	EUR	660	131,946	32,822	99,124
Schaeffler Finance BV	5.00%	Barclays Bank PLC	3/20/18	B+	EUR	650	129,947	25,200	104,747
Schaeffler Finance BV	5.00%	Credit Suisse International	3/20/18	B+	EUR	660	131,946	32,822	99,124
Swiss Reinsurance Co. Ltd.	1.00%	Barclays Bank PLC	3/20/18	AA-	EUR	3,200	84,916	5,537	79,379
Swiss Reinsurance Co. Ltd.	1.00%	Citibank N.A.	3/20/18	AA-	EUR	1,250	33,171	1,776	31,395
Tata Motors Finance Ltd.	5.00%	Credit Suisse International	3/20/18	BB	EUR	720	142,701	68,924	73,777
Aviva PLC	1.00%	Barclays Bank PLC	6/20/18	Not Rated	EUR	1,810	20,976	(39,020)	59,996
Aviva PLC	1.00%	BNP Paribas S.A.	6/20/18	Not Rated	EUR	925	10,720	(42,468)	53,188
Aviva PLC	1.00%	Credit Suisse International	6/20/18	Not Rated	EUR	995	11,531	(45,447)	56,978
Deutsche Bank AG	1.00%	Barclays Bank PLC	6/20/18	A	EUR	1,260	26,727	(3,587)	30,314
Muenchener Rueckversicherungs AG	1.00%	JPMorgan Chase Bank N.A.	6/20/18	AA-	EUR	2,110	78,093	15,945	62,148
RWE AG	1.00%	JPMorgan Chase Bank N.A.	6/20/18	BBB+	EUR	1,190	19,887	12,078	7,809
Techem GmbH	5.00%	Credit Suisse International	6/20/18	B+	EUR	530	77,934	43,587	34,347
Tesco PLC	1.00%	Goldman Sachs International	6/20/18	BBB+	EUR	1,180	10,987	17,046	(6,059)
General Electric Capital Corp.	1.00%	Deutsche Bank AG	9/20/18	AA+	USD	4,250	88,790	(32,146)	120,936
RWE AG	1.00%	Barclays Bank PLC	9/20/18	BBB+	EUR	100	1,406	99	1,307
Bayerische Landesbank Gtd.	1.00%	Barclays Bank PLC	12/20/18	Not Rated	EUR	790	3,183	2,385	798
iTraxx Sub Financials Series 20 Version 1	5.00%	Barclays Bank PLC	12/20/18	BBB+	EUR	1,160	280,077	265,183	14,894
iTraxx Sub Financials Series 20 Version 1	5.00%	Citibank N.A.	12/20/18	BBB+	EUR	1,660	400,800	376,058	24,742
iTraxx Sub Financials Series 20 Version 1	5.00%	Deutsche Bank AG	12/20/18	BBB+	EUR	830	200,400	188,886	11,514
Norske Skogindustrier ASA	5.00%	Credit Suisse International	12/20/18	CCC+	EUR	130	(72,540)	(63,610)	(8,930)
Banco Santander SA	3.00%	Deutsche Bank AG	3/20/19	BBB	EUR	45	5,384	4,182	1,202
Banco Santander SA	3.00%	HSBC Bank PLC	3/20/19	BBB	EUR	75	8,974	6,970	2,004
Banco Santander SA	3.00%	HSBC Bank PLC	3/20/19	BBB	EUR	50	5,983	4,615	1,368
Banco Santander SA	3.00%	HSBC Bank PLC	3/20/19	BBB	EUR	30	3,589	2,788	801
CNH Industrial NV	5.00%	Citibank N.A.	3/20/19	BB+	EUR	240	50,012	48,926	1,086
CNH Industrial NV	5.00%	Citibank N.A.	3/20/19	BB+	EUR	240	50,012	49,876	136
J Sainsbury PLC	1.00%	Goldman Sachs International	3/20/19	Not Rated	EUR	20	(311)	(157)	(154)
ThyssenKrupp AG	1.00%	Bank of America N.A.	3/20/19	BB	EUR	156	(13,228)	(15,439)	2,211

See Notes to Consolidated Financial Statements.

52	BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	MARCH 31, 2014

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

•	OTC credit default swaps — sold protection outstanding as of March 31, 2014 were as follows: (concluded)

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
ThyssenKrupp AG	1.00%	Citibank N.A.	3/20/19	BB	EUR	156	$(13,228)	$(14,839)	$1,611
ThyssenKrupp AG	1.00%	Goldman Sachs International	3/20/19	BB	EUR	163	(13,808)	(16,300)	2,492
ThyssenKrupp AG	1.00%	JPMorgan Chase Bank N.A.	3/20/19	BB	EUR	156	(13,229)	(14,452)	1,223
Transocean, Inc.	1.00%	Barclays Bank PLC	3/20/19	BBB-	USD	4,531	(120,586)	(88,695)	(31,891)
Transocean, Inc.	1.00%	JPMorgan Chase Bank N.A.	3/20/19	BBB-	USD	3,880	(103,256)	(97,599)	(5,657)
Trionista Holdco GmbH	5.00%	Citibank N.A.	3/20/19	Not Rated	EUR	80	10,941	8,478	2,463
Astaldi SpA	5.00%	Credit Suisse International	6/20/19	B+	EUR	72	186	572	(386)
CDX.EM Series 21 Version 1	5.00%	Citibank N.A.	6/20/19	BB+	USD	9,320	881,361	737,713	143,648
iTraxx Financials Series 21 Version 1	1.00%	Citibank N.A.	6/20/19	A-	EUR	170	325	359	(34)
J Sainsbury PLC	1.00%	Deutsche Bank AG	6/20/19	Not Rated	EUR	300	(6,068)	(3,752)	(2,316)
J Sainsbury PLC	1.00%	Deutsche Bank AG	6/20/19	Not Rated	EUR	300	(6,067)	(3,134)	(2,933)
Republic of Turkey	1.00%	Barclays Bank PLC	6/20/19	BB+	USD	2,800	(172,962)	(167,843)	(5,119)
Barrick Gold Corp.	1.00%	Goldman Sachs International	6/20/21	BBB	USD	3,172	(278,459)	(270,356)	(8,103)
Glencore International AG	1.00%	BNP Paribas S.A.	6/20/21	BBB	EUR	160	(18,659)	(20,676)	2,017
Glencore International AG	1.00%	Citibank N.A.	6/20/21	BBB	EUR	320	(37,318)	(42,565)	5,247
Republic of France	0.25%	Barclays Bank PLC	6/20/23	AA	USD	1,550	(82,796)	(110,659)	27,863
Republic of France	0.25%	Citibank N.A.	6/20/23	AA	USD	1,670	(89,207)	(125,911)	36,704
Republic of France	0.25%	JPMorgan Chase Bank N.A.	6/20/23	AA	USD	1,670	(89,207)	(116,995)	27,788
CMBX.NA Series 7 AAA	0.50%	Goldman Sachs International	1/17/47	AAA	USD	2,130	(65,839)	(80,952)	15,113
CMBX.NA Series 2 AM	0.50%	Deutsche Bank AG	3/15/49	A-	USD	4,830	(76,891)	(673,987)	597,096
CMBX.NA Series 3 AM	0.50%	Credit Suisse International	12/13/49	BBB-	USD	920	(43,327)	(89,237)	45,910
CMBX.NA Series 3 AM	0.50%	JPMorgan Chase Bank N.A.	12/13/49	BBB-	USD	5,000	(235,473)	(466,024)	230,551
CMBX.NA Series 3 AM	0.50%	Royal Bank of Scotland PLC	12/13/49	BBB-	USD	2,320	(109,260)	(227,880)	118,620
CMBX.NA Series 4 AM	0.50%	Deutsche Bank AG	2/17/51	BB-	USD	2,000	(111,047)	(292,591)	181,544
Total							$3,365,640	$(2,384,805)	$5,750,445

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.
[2]	The maximum potential amount the Master Portfolio may pay should a negative credit event take place as defined under the terms of the agreement.

•	OTC interest rate swaps outstanding as of March 31, 2014 were as follows:

Fixed Rate	Floating Rate	Counterparty	Effective Date	Expiration Date	Notional Amount (000)		Market Value	Premiums (Received)	Unrealized Appreciation (Depreciation)
11.77%[1]	1-day Overnight Brazil Interbank Deposit Rate	Deutsche Bank AG	N/A	1/04/16	BRL	28,932	$(20,297)	$(10,351)	$(9,946)
4.74%[1]	28-day Mexican Interbank Rate	Credit Suisse International	2/09/15[2]	2/08/16	MXN	121,401	16,232	—	16,232
4.74%[1]	28-day Mexican Interbank Rate	Deutsche Bank AG	2/09/15[2]	2/08/16	MXN	168,235	21,879	—	21,879
4.71%[1]	28-day Mexican Interbank Rate	Deutsche Bank AG	2/11/15[2]	2/10/16	MXN	287,967	30,995	—	30,995
4.74%[1]	28-day Mexican Interbank Rate	Bank of America N.A.	3/19/15[2]	3/17/16	MXN	253,175	14,011	—	14,011
3.28%[3]	3-month WIBOR	JPMorgan Chase Bank N.A.	3/26/15[2]	3/26/16	PLN	59,850	(2,755)	—	(2,755)
3.27%[3]	3-month LIBOR	Deutsche Bank AG	N/A	5/16/21	USD	9,510	(673,579)	—	(673,579)

See Notes to Consolidated Financial Statements.

BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	MARCH 31, 2014	53

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

•	OTC interest rate swaps outstanding as of March 31, 2014 were as follows: (concluded)

Fixed Rate	Floating Rate	Counterparty	Effective Date	Expiration Date	Notional Amount (000)		Market Value	Premiums (Received)	Unrealized Appreciation (Depreciation)
6.83%[1]	28-day Mexican Interbank Rate	JPMorgan Chase Bank N.A.	N/A	11/03/23	MXN	63,740	$107,758	—	$107,758
Total							$(505,756)	$(10,351)	$(495,405)

[1]	Master Portfolio pays the floating rate and receives the fixed rate.
[2]	Forward swap.
[3]	Master Portfolio pays the fixed rate and receives the floating rate.

•	OTC total return swaps outstanding as of March 31, 2014 were as follows:

Reference Entity	Fixed Rate/ Floating Rate	Counterparty	Expiration Date	Notional Amount/ Contract Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Volkswagen AG	3-month EURIBOR plus 0.03%	JPMorgan Chase Bank N.A.	4/02/14	EUR	3	$51,827	—	$51,827
Volkswagen AG	3-month EURIBOR plus 0.03%	JPMorgan Chase Bank N.A.	4/02/14	EUR	2	34,383	—	34,383
Volkswagen AG	3-month EURIBOR plus 0.03%	JPMorgan Chase Bank N.A.	4/02/14	EUR	1	11,156	—	11,156
Volkswagen AG	3-month EURIBOR plus 0.03%	JPMorgan Chase Bank N.A.	4/02/14	EUR	1	8,638	—	8,638
Volkswagen AG	3-month EURIBOR plus 0.03%	JPMorgan Chase Bank N.A.	4/02/14	EUR	1	8,638	—	8,638
Volkswagen AG	3-month EURIBOR minus 0.05%	JPMorgan Chase Bank N.A.	4/14/14	EUR	4	70,392	—	70,392
iBoxx GBP Corporate Index	3-month LIBOR	JPMorgan Chase Bank N.A.	6/20/14	GBP	9,800	(42,595)	—	(42,595)
iBoxx GBP Corporate Index	3-month LIBOR	JPMorgan Chase Bank N.A.	6/20/14	GBP	4,900	(50,904)	—	(50,904)
Telecom Italia SpA	3-month EURIBOR minus 0.25%	JPMorgan Chase Bank N.A.	11/08/14	EUR	1,244	(306,807)	—	(306,807)
Repsol SA	3-month EURIBOR minus 0.50%	Citibank N.A.	11/12/14	EUR	51	(20,465)	—	(20,465)
Repsol SA	3-month EURIBOR minus 0.50%	Citibank N.A.	1/19/15	EUR	1	(35,015)	—	(35,015)
UniCredit SpA	3-month EURIBOR plus 0.10%	Bank of America N.A.	1/21/15	EUR	70	(66,776)	—	(66,776)
Volkswagen AG	3-month EURIBOR minus 0.25%	BNP Paribas S.A.	1/30/15	EUR	2	4,428	—	4,428
Volkswagen AG	3-month EURIBOR minus 0.25%	BNP Paribas S.A.	1/30/15	EUR	2	9,411	—	9,411
Volkswagen AG	3-month EURIBOR minus 0.25%	BNP Paribas S.A.	2/02/15	EUR	3	9,409	—	9,409
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Bank of America N.A.	1/12/41	USD	1,222	(938)	$(9,280)	8,342

See Notes to Consolidated Financial Statements.

54	BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	MARCH 31, 2014

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

•	OTC total return swaps outstanding as of March 31, 2014 were as follows: (continued)

Reference Entity	Fixed Rate/ Floating Rate	Counterparty	Expiration Date	Notional Amount/ Contract Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Bank of America N.A.	1/12/41	USD	1,222	$938	$5,732	$(4,794)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Bank of America N.A.	1/12/41	USD	1,222	(938)	4,770	(5,708)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Citibank N.A.	1/12/41	USD	2,396	(1,840)	(2,605)	765
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Citibank N.A.	1/12/41	USD	2,114	(1,623)	5,357	(6,980)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Citibank N.A.	1/12/41	USD	2,067	(1,588)	(7,247)	5,659
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/41	USD	2,490	(1,912)	(1,929)	17
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/41	USD	2,443	(1,876)	(26,918)	25,042
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/41	USD	2,443	(1,876)	(4,366)	2,490
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/41	USD	2,396	(1,839)	(19,397)	17,558
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/41	USD	2,396	1,840	(11,231)	13,071
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/41	USD	2,396	(1,840)	(1,343)	(497)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/41	USD	2,208	1,695	(6,775)	8,470
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/41	USD	2,114	1,623	1,037	586
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/41	USD	1,315	(1,010)	(1,164)	154
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/41	USD	1,269	974	(10,286)	11,260
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/41	USD	1,222	(938)	(9,889)	8,951

See Notes to Consolidated Financial Statements.

BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	MARCH 31, 2014	55

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

•	OTC total return swaps outstanding as of March 31, 2014 were as follows: (continued)

Reference Entity	Fixed Rate/ Floating Rate	Counterparty	Expiration Date	Notional Amount/ Contract Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/41	USD	1,222	$938	$5,039	$(4,101)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/41	USD	1,128	(866)	(998)	132
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/41	USD	1,081	830	5,165	(4,335)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/41	USD	1,081	830	5,334	(4,504)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/41	USD	1,081	830	(3,315)	4,145
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/41	USD	1,034	(794)	(2,056)	1,262
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Deutsche Bank AG	1/12/41	USD	2,490	1,912	11,294	(9,382)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Deutsche Bank AG	1/12/41	USD	1,081	830	(314)	1,144
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Goldman Sachs Bank USA	1/12/41	USD	4,322	(3,319)	(28,089)	24,770
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Goldman Sachs Bank USA	1/12/41	USD	2,443	(1,875)	9,654	(11,529)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Goldman Sachs Bank USA	1/12/41	USD	1,973	1,515	6,644	(5,129)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Goldman Sachs Bank USA	1/12/41	USD	1,269	(974)	(8,684)	7,710
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Goldman Sachs Bank USA	1/12/41	USD	1,222	938	(5,726)	6,664
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Goldman Sachs Bank USA	1/12/41	USD	1,128	866	(3,812)	4,678
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	JPMorgan Chase Bank N.A.	1/12/41	USD	1,269	(973)	4,176	(5,149)
Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/41	USD	2,139	715	1,291	(576)

See Notes to Consolidated Financial Statements.

56	BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	MARCH 31, 2014

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

•	OTC total return swaps outstanding as of March 31, 2014 were as follows: (concluded)

Reference Entity	Fixed Rate/ Floating Rate	Counterparty	Expiration Date	Notional Amount/ Contract Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/41	USD	1,070	$357	$1,890	$(1,533)
Return on Markit IOS 3.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/43	USD	2,171	1,880	752	1,128
Return on Markit IOS 3.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/43	USD	2,080	1,801	(408)	2,209
Return on Markit IOS 3.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/43	USD	1,085	940	220	720
Return on Markit IOS 3.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/43	USD	995	861	(88)	949
Return on Markit IOS 3.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Deutsche Bank AG	1/12/43	USD	1,085	939	84	855
Return on Markit IOS 3.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	JPMorgan Chase Bank N.A.	1/12/43	USD	2,171	1,879	(1,471)	3,350
Return on Markit IOS 3.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	JPMorgan Chase Bank N.A.	1/12/43	USD	2,080	1,801	387	1,414
Total						$(313,567)	$(98,565)	$(215,002)

[1]	Master Portfolio pays the total return of the reference entity and receives the floating rate.

[2]	Master Portfolio pays the floating rate and receives the total return of the reference entity.

•	OTC total return variance swaps outstanding as of March 31, 2014 were as follows:

Index	Variance Strike Price[1]		Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
EURO STOXX 50 Index	EUR	460.10	BNP Paribas S.A.	3/20/15	EUR	36	$50,661	—	$50,661
S&P 500 Index	USD	336.72	BNP Paribas S.A.	3/20/15	USD	49	(29,402)	—	(29,402)
Total							$21,259	—	$21,259

[1]	At expiration, the Master Portfolio pays or receives the difference between the realized variance and predefined variance strike price multiplied by the notional amount.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

See Notes to Consolidated Financial Statements.

BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	MARCH 31, 2014	57

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Consolidated Financial Statements.

The following tables summarize the Master Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy as of March 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$663,216,563	$39,471,197	$702,687,760
Common Stocks	—	1,270,037	—	1,270,037
Corporate Bonds	—	1,044,251,563	—	1,044,251,563
Floating Rate Loan Interests	—	57,429,108	17,963,420	75,392,528
Foreign Agency Obligations	—	45,561,239	—	45,561,239
Foreign Government Obligations	—	246,531,184	—	246,531,184
Non-Agency Mortgage-Backed Securities	—	502,446,833	26,984,371	529,431,204
Other Interests	—	—	1	1
Preferred Securities	$11,888,620	49,176,804	—	61,065,424
Taxable Municipal Bonds	—	163,700,132	—	163,700,132
U.S. Government Sponsored Agency Securities	—	1,859,916,462	—	1,859,916,462
U.S. Treasury Obligations	—	905,901,705	—	905,901,705
Short-Term Securities:
Borrowed Bond Agreements	—	267,934,172	—	267,934,172
Money Market Fund	16,795,848	—	—	16,795,848
Options Purchased:
Equity Contracts	186,650	191,142	—	377,792
Foreign Currency Exchange Contracts	—	267,359	—	267,359
Interest Rate Contracts	1,584,729	340,603	—	1,925,332
Liabilities:
Investments in Securities:
TBA Sale Commitments	—	(708,858,604)	—	(708,858,604)
Borrowed Bonds	—	(268,368,258)	—	(268,368,258)
Total	$30,455,847	$4,830,908,044	$84,418,989	$4,945,782,880

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$3,468,817	—	$3,468,817
Equity contracts	$71,739	1,961,754	—	2,033,493
Foreign currency exchange contracts	—	2,170,871	—	2,170,871
Interest rate contracts	1,900,970	1,623,234	—	3,524,204
Liabilities:
Credit contracts	—	(3,293,800)	—	(3,293,800)
Equity contracts	(79,976)	(3,688,413)	—	(3,768,389)
Foreign currency exchange contracts	—	(7,368,887)	—	(7,368,887)
Interest rate contracts	(1,538,304)	(4,616,917)	—	(6,155,221)
Total	$354,429	$(9,743,341)	—	$(9,388,912)

[1]    Derivative financial instruments are swaps, financial futures contracts, forward foreign currency exchange contracts and options written. Swaps, financial futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options written are shown at value.

See Notes to Consolidated Financial Statements.

58	BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	MARCH 31, 2014

Consolidated Schedule of Investments (concluded)	Master Total Return Portfolio

The carrying amount or face value, including accrued interest, for certain of the Master Portfolio’s assets and/or liabilities approximates fair value for financial statement purposes. As of March 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$963,270	—	—	$963,270
Foreign currency at value	5,606,028	—	—	5,606,028
Cash pledged for financial futures contracts	2,060,000	—	—	2,060,000
Cash pledged as collateral for OTC derivatives	4,880,000	—	—	4,880,000
Cash pledged for centrally cleared swaps	5,985,000	—	—	5,985,000
Cash pledged as collateral for reverse repurchase agreements	6,495,840	—	—	6,495,840
Liabilities:
Reverse repurchase agreements	—	$(1,532,544,641)	—	(1,532,544,641)
Cash received as collateral for OTC derivatives	—	(2,400,000)	—	(2,400,000)
Total	$25,990,138	$(1,534,944,641)	—	$(1,508,954,503)

There were no transfers between Level 1 and Level 2 during the six months ended March 31, 2014.

A reconciliation of Level 3 investments is presented when the Master Portfolio had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Corporate Bonds	Floating Rate Loan Interests	Non-Agency Mortgage-Backed Securities	Other Interests	Total
Assets:
Opening Balance, as of September 30, 2013	$179,198,390	$7,684,364	$19,411,401	$36,708,955	$1	$243,003,111
Transfers into Level 3	—	—	—	—	—	—
Transfers out of Level 3[1]	(99,555,874)	(754,774)	—	(10,874,982)	—	(111,185,630)
Accrued discounts/premiums	9,145	—	11,674	4,448	—	25,267
Net realized gain (loss)	341,989	—	6,075	14,814	—	362,878
Net change in unrealized appreciation/depreciation[2,3]	(33,169)	10,410	120,342	13,771	—	111,354
Purchases	6,186,367	—	—	4,045,819	—	10,232,186
Sales	(46,675,651)	(6,940,000)	(1,586,072)	(2,928,454)	—	(58,130,177)
Closing Balance, as of March 31, 2014	$39,471,197	—	$17,963,420	$26,984,371	$1	$84,418,989

Net change in unrealized appreciation/depreciation on investments still held at March 31, 2014[3]	$(62,287)	—	$120,342	$21,862	—	$79,917

[1]

As of March 31, 2014, the Master Portfolio used significant unobservable inputs in determining the value of certain investments. As of March 31, 2014, the Master Portfolio used observable inputs in determining the value of the same investments. As a result, investments with a beginning of period value of $111,185,629 transferred from Level 3 to Level 2 in the disclosure hierarchy.

[2]	Included in the related net change in unrealized appreciation/depreciation in the Consolidated Statement of Operations.

[3]

Any difference between Net change in unrealized appreciation/depreciation and Net change in unrealized appreciation/depreciation on investments still held at March 31, 2014 is generally due to investments no longer held or categorized as Level 3 at period end.

The Master Portfolio’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value in such Level 3 investments.

See Notes to Consolidated Financial Statements.

BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	MARCH 31, 2014	59

Consolidated Statement of Assets and Liabilities	Master Total Return Portfolio

March 31, 2014 (Unaudited)

Assets
Investments at value — unaffiliated (cost — $5,843,551,061)	$5,906,206,895
Investments at value — affiliated (cost — $16,803,080)	16,802,847
Cash	963,270
Cash pledged as collateral for reverse repurchase agreements	6,495,840
Cash pledged as collateral for OTC derivatives	4,880,000
Cash pledged for centrally cleared swaps	5,985,000
Cash pledged for financial futures contracts	2,060,000
Foreign currency at value (cost — $5,595,282)	5,606,028
Variation margin receivable on financial futures contracts	423,740
Investments sold receivable	174,459,732
Swaps receivable	19,382,102
TBA sale commitments receivable	708,802,691
Swap premiums paid	6,883,050
Unrealized appreciation on forward foreign currency exchange contracts	2,170,871
Unrealized appreciation on OTC swaps	6,439,090
Contributions receivable from investors	7,917,959
Interest receivable	22,823,914
Dividends receivable — unaffiliated	470
Prepaid expenses	20,691
Other assets	1,846,379

Total assets	6,900,170,569

Liabilities
Options written at value (premiums received — $1,698,803)	1,106,633
Borrowed bonds at value (proceeds — $253,641,635)	268,368,258
TBA sale commitments at value (proceeds — $708,802,691)	708,858,604
Reverse repurchase agreements	1,532,544,641
Cash received as collateral for OTC derivatives	2,400,000
Variation margin payable on financial futures contracts	377,067
Variation margin payable on centrally cleared swaps	156,706
Investments purchased payable	986,456,638
Swaps payable	18,992,061
Swap premiums received	5,082,791
Unrealized depreciation on forward foreign currency exchange contracts	7,368,887
Unrealized depreciation on OTC swaps	10,607,072
Interest expense payable	1,627,915
Withdrawals payable to investors	3,121,293
Investment advisory fees payable	205,227
Professional fees payable	81,359
Directors’ fees payable	18,178
Other affiliates payable	9,316
Other accrued expenses payable	293,172

Total liabilities	3,547,675,818

Net Assets	$3,352,494,751

Net Assets Consist of
Investors’ capital	$3,312,521,181
Net unrealized appreciation/depreciation	39,973,570

Net Assets	$3,352,494,751

See Notes to Consolidated Financial Statements.

60	BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	MARCH 31, 2014

Consolidated Statement of Operations	Master Total Return Portfolio

Six Months Ended March 31, 2014 (Unaudited)

Investment Income
Interest — unaffiliated	$68,205,070
Dividends — affiliated	447,723
Dividends — unaffiliated	353,361
Foreign taxes withheld	18,968
Interest — affiliated	1,303

Total income	69,026,425

Expenses
Investment advisory	1,199,622
Accounting services	273,003
Custodian	257,029
Professional	74,540
Directors	32,565
Miscellaneous	67,310

Total expenses excluding interest expense	1,904,069
Interest expense	2,109,620

Total expenses	4,013,689
Less fees waived by Manager	(7,133)

Total expenses after fees waived	4,006,556

Net investment income	65,019,869

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	42,191,267
Options written	5,340,799
Financial futures contracts	5,329,058
Swaps	(750,529)
Foreign currency transactions	(8,880,713)
Borrowed bonds	783,167

44,013,049

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated	20,057,904
Investments — affiliated	(233)
Options written	(1,284,382)
Financial futures contracts	2,827,503
Swaps	(6,302,248)
Foreign currency translations	(807,155)
Borrowed bonds	(7,391,297)

7,100,092

Total realized and unrealized gain	51,113,141

Net Increase in Net Assets Resulting from Operations	$116,133,010

See Notes to Consolidated Financial Statements.

BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	MARCH 31, 2014	61

Consolidated Statements of Changes in Net Assets	Master Total Return Portfolio

Increase (Decrease) in Net Assets:	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30, 2013

Operations
Net investment income	$65,019,869	$123,609,667
Net realized gain	44,013,049	376,093
Net change in unrealized appreciation/depreciation	7,100,092	(79,201,377)

Net increase in net assets resulting from operations	116,133,010	44,784,383

Capital Transactions
Proceeds from contributions	433,447,095	854,417,121
Value of withdrawals	(528,243,052)	(1,038,194,357)

Net decrease in net assets derived from capital transactions	(94,795,957)	(183,777,236)

Net Assets
Total increase (decrease) in net assets	21,337,053	(138,992,853)
Beginning of period	3,331,157,698	3,470,150,551

End of period	$3,352,494,751	$3,331,157,698

See Notes to Consolidated Financial Statements.

62	BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	MARCH 31, 2014

Consolidated Statement of Cash Flows	Master Total Return Portfolio

Six Months Ended March 31, 2014 (Unaudited)

Cash Used for Operating Activities
Net increase in net assets resulting from operations	$116,133,010
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Decrease in cash pledged for financial futures contracts	100,000
Decrease in cash pledged for centrally cleared swaps	2,785,000
Decrease in cash pledged as collateral for reverse repurchase agreements	1,541,160
Decrease in cash pledged as collateral for OTC derivatives	1,100,000
Decrease in variation margin receivable on financial futures contracts	192,733
Decrease in variation margin receivable on centrally cleared swaps	1,124,675
Increase in dividends receivable — unaffiliated	(221)
Increase in interest receivable	(783,972)
Decrease in swap premiums paid	17,973
Increase in swaps receivable	(19,019,863)
Increase in prepaid expenses	(6,290)
Increase in other assets	(1,205,067)
Decrease in cash received as collateral for reverse repurchase agreements	(1,330,003)
Decrease in cash received as collateral for OTC derivatives	(4,000,000)
Increase in variation margin payable on financial futures contracts	85,237
Increase in variation margin payable on centrally cleared swaps	156,706
Increase in investment advisory fee payable	8,288
Decrease in professional fees payable	(37,604)
Increase in directors’ fees payable	2,615
Increase in other accrued expenses payable	37,320
Increase in other affiliates payable	332
Increase in interest expense payable	288,319
Decrease in swap premiums received	(2,182,382)
Increase in swaps payable	17,158,213
Amortization of premium and accretion of discount on investments	1,886,759
Net realized (gain) loss on investments, options written and borrowed bonds	(48,315,233)
Net unrealized (gain) loss on investments, options written, swaps, borrowed bonds and foreign currency translations	(2,538,100)
Premiums received from options written	15,998,025
Premiums paid on closing options written	(14,482,160)
Proceeds from borrowed bonds	340,719,749
Payments for borrowed bonds	(380,171,321)
Purchases of long-term investments	(15,330,313,390)
Proceeds from sales of long-term investments	14,832,527,032
Net proceeds from sales of short-term securities	68,774,196

Cash provided by operating activities	(403,748,264)

Cash Used for Financing Activities
Net borrowing of reverse repurchase agreements	543,723,572
Cash receipts from contributions	434,324,248
Cash payments on withdrawals	(529,401,375)
Decrease in bank overdrafts	(41,121,654)

Cash used for financing activities	407,524,791

Cash Impact from Foreign Exchange Fluctuations
Cash impact from foreign exchange fluctuations	(9,091)

Cash and Foreign Currency
Net increase in cash and foreign currency	3,767,436
Cash and foreign currency at beginning of period	2,801,862

Cash and foreign currency at end of period	$6,569,298

Supplemental Disclosure of Cash Flow Information
Cash paid during the period for interest expense and fees	$1,821,301

See Notes to Consolidated Financial Statements.

BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	MARCH 31, 2014	63

Financial Highlights	Master Total Return Portfolio

	Six Months Ended March 31, 2014 (Unaudited)[1]	Year Ended September 30,
		2013[1]	2012[1]	2011	2010	2009
Total Investment Return
Total investment return	3.52%[2]	1.30%	10.04%	2.82%	13.05%	10.95%

Ratios to Average Net Assets
Total expenses	0.24%[3]	0.32%	0.29%	0.56%	0.58%	0.17%

Total expenses after fees waived and paid indirectly	0.24%[3]	0.32%	0.29%	0.56%	0.58%	0.17%

Total expenses after fees waived and paid indirectly and excluding interest expense	0.11%[3]	0.12%	0.12%	0.11%	0.13%	0.13%

Net investment income	3.94%[3]	3.59%	4.20%	4.67%	4.97%	6.10%

Supplemental Data
Net assets, end of period (000)	$3,352,495	$3,331,158	$3,470,151	$3,899,364	$3,591,890	$3,123,655

Portfolio turnover	322%[4]	777%[5]	1,346%[6]	1,771%[7]	1,754%[8]	708%[9]

[1]	Consolidated Financial Highlights.

[2]	Aggregate total investment return.

[3]	Annualized.

[4]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 231%.

[5]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 450%.

[6]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 752%.

[7]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 1,379%.

[8]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 1,248%.

[9]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 469%.

See Notes to Consolidated Financial Statements.

64	BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	MARCH 31, 2014

Notes to Consolidated Financial Statements (Unaudited)	Master Total Return Portfolio

1. Organization:

Master Total Return Portfolio (the “Master Portfolio”), a series of Master Bond LLC (the “Master LLC”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Master LLC is organized as a Delaware limited liability company. The Limited Liability Company Agreement of the Master LLC permits the Board of Directors of the Master LLC (the “Board”) to issue nontransferable interests in the Master LLC, subject to certain limitations.

Basis of Consolidation: The accompanying consolidated financial statements include the accounts of BlackRock Cayman Master Total Return Portfolio I, Ltd. (the “Subsidiary”), which is a wholly owned subsidiary of the Master Portfolio and primarily invests in commodity-related instruments. The Subsidiary enables the Master Portfolio to hold these commodity-related instruments while allowing its investors to satisfy regulated investment company tax requirements. The Master Portfolio may invest up to 25% of its total assets in the Subsidiary. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to the Master Portfolio, except that the Subsidiary may invest without limitation in commodity-related instruments.

2. Significant Accounting Policies:

The Master Portfolio’s consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Master Portfolio:

Valuation: U.S. GAAP defines fair value as the price the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Master Portfolio for all financial instruments.

The Master Portfolio values its bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Swap agreements are valued utilizing quotes received daily by the Master Portfolio’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Certain centrally cleared swaps are valued at the price determined by the relevant exchange or clearinghouse. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

Equity investments traded on a recognized securities exchange or the NASDAQ Stock Market (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price.

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate,

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Notes to Consolidated Financial Statements (continued)	Master Total Return Portfolio

in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Master Portfolio’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Master Portfolio’s net assets. If events (e.g., a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the Global Valuation Committee using a pricing service and/or policies approved by the Board.

Foreign Currency: The Master Portfolio’s books and records are maintained in U.S. dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the Master Portfolio’s investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

The Master Portfolio does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Consolidated Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Master Portfolio reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

The Master Portfolio does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Consolidated Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Master Portfolio reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes. The Master Portfolio has elected to treat realized gains (losses) from certain foreign currency exchange contracts as capital gain (loss) for federal income tax purposes.

Segregation and Collateralization: In cases where the Master Portfolio enters into certain investments (e.g., dollar rolls, TBA sale commitments, financial futures contracts, forward foreign currency exchange contracts, options written, swaps, short sales and structured options), or certain borrowings (e.g., reverse repurchase transactions and treasury roll transactions) that would be “senior securities” for 1940 Act purposes, the Master Portfolio may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Master Portfolio’s future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Master Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income,

66	BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	MARCH 31, 2014

Notes to Consolidated Financial Statements (continued)	Master Total Return Portfolio

expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Income Taxes: The Master Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s U.S. federal tax returns remains open for each of the four years ended September 30, 2013. The statutes of limitations on Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Master Portfolio’s facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Master Portfolio has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Consolidated Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: The Master Portfolio may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. In addition, the Master Portfolio may subsequently have to reinvest the proceeds at lower interest rates. If the Master

Portfolio has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Master Portfolio may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Fred-die Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the Treasury.

Collateralized Debt Obligations: The Master Portfolio may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). CBOs and CLOs are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: The Master Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

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Notes to Consolidated Financial Statements (continued)	Master Total Return Portfolio

Multiple Class Pass-Through Securities: The Master Portfolio may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, U.S. government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, the Master Portfolio may not fully recoup its initial investment in IOs.

Stripped Mortgage-Backed Securities: The Master Portfolio may invest in stripped mortgage-backed securities issued by the U.S. government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. The Master Portfolio also may invest in stripped mortgage-backed securities that are privately issued.

Zero-Coupon Bonds: The Master Portfolio may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Capital Trusts and Trust Preferred Securities: The Master Portfolio may invest in capital trusts and/or trust preferred securities. These securities are typically issued by corporations, generally in the form of interest bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation will pay interest to the trust, which will then be distributed to holders of the trust preferred securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stock: The Master Portfolio may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: The Master Portfolio may invest in floating rate loan interests. The floating rate loan interests held by the Master Portfolio holds are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Master Portfolio may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Master Portfolio considers these investments to be investments in debt securities for purposes of its investment policies.

When the Master Portfolio purchases a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest it may pay a facility fee. On an ongoing basis, the Master Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Master Portfolio upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Master Portfolio may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

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Notes to Consolidated Financial Statements (continued)	Master Total Return Portfolio

Floating rate loan interests are usually freely callable at the borrower’s option. The Master Portfolio may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Master Portfolio having a contractual relationship only with the lender, not with the borrower. The Master Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Master Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Master Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Master Portfolio will assume the credit risk of both the borrower and the lender that is selling the Participation. The Master Portfolio’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Master Portfolio may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Master Portfolio having a direct contractual relationship with the borrower, and the Master Portfolio may enforce compliance by the borrower with the terms of the loan agreement.

Forward Commitments and When-Issued Delayed Delivery Securities: The Master Portfolio may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Master Portfolio may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Master Portfolio may be required to pay more at settlement than the security is worth. In addition, the Master Portfolio is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Master Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Master Portfolio’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Consolidated Schedule of Investments.

TBA Commitments: The Master Portfolio may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Master Portfolio generally enters into TBA commitments with the intent to take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help the Master Portfolio mitigate its counterparty risk, TBA commitments may be entered into by the Master Portfolio under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by the Master Portfolio and the counterparty. Cash collateral that has been pledged to cover the obligations of the Master Portfolio and cash collateral received from the counterparty, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by the Master Portfolio, if any, is noted in the Consolidated Schedule of Investments. Typically, the Master Portfolio is permitted to sell, repledge or use the collateral they receive; however, the counterparty is not. To the extent amounts due to the Master Portfolio are not fully collateralized, contractually or otherwise, the Master Portfolio bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: The Master Portfolio may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Master Portfolio will not be entitled to receive interest and principal payments on the securities sold. The Master Portfolio accounts for mortgage dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions may increase the Master Portfolio’s portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the Master Portfolio is required to purchase may decline below the agreed upon repurchase price of those securities.

Borrowed Bond Agreements: The Master Portfolio may enter into borrowed bond agreements. In a borrowed bond agreement, the Master Portfolio borrows a bond from a counterparty in exchange for cash collateral. The borrowed bond agreement contains a commitment that the security and the cash will be returned to the counterparty and the Master Portfolio at a mutually agreed upon date. Certain agreements have no stated maturity and can be terminated by either party at any time. Borrowed bond agreements are entered into primarily in connection with short sales of bonds. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between the Master Portfolio and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. Full realization of the collateral by the Master Portfolio may be limited if the value of an investment purchased with the cash collateral by the lender

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Notes to Consolidated Financial Statements (continued)	Master Total Return Portfolio

decreases. The Master Portfolio may also experience delays in gaining access to the collateral.

Reverse Repurchase Agreements: The Master Portfolio may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Master Portfolio sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. During the term of the reverse repurchase agreement, the Master Portfolio continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Master Portfolio may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities to be repurchased may decline below the repurchase price.

For financial reporting purposes, cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Consolidated Statement of Assets and Liabilities at face value including accrued interest. Due to the short term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by the Master Portfolio to the counterparties are recorded as a component of interest expense in the Consolidated Statement of Operations. In periods of increased demand for the security, the Master Portfolio may receive a fee for us of the security by the counterparty, which may result in interest income to the Master Portfolio.

Treasury Roll Transactions: The Master Portfolio may enter into treasury roll transactions. In a treasury roll transaction, the Master Portfolio sells a Treasury security to a counterparty with a simultaneous agreement to repurchase the same security at an agreed upon price and future settlement date. The Master Portfolio receives cash from the sale of the Treasury security to use for other investment purposes. The difference between the sale price and repurchase price represents net interest income or net interest expense reflective of an agreed upon rate between the Master Portfolio and the counterparty over the term of the borrowing. For U.S. GAAP purposes, a treasury roll transaction is accounted for as a secured borrowing and not as a purchase or sale. During the term of the borrowing, interest income from the Treasury security and the related interest expense on the secured borrowing is recorded by the Master Portfolio on an accrual basis. The Master Portfolio will benefit from the transaction if the income earned on the investment purchased with the cash received in the treasury roll transaction exceeds the interest expense incurred by the Master Portfolio. If the interest expense exceeds the income earned, the Master Portfolio’s net investment income and dividends to shareholders may be adversely impacted. Treasury roll transactions involve the risk that the market value of the securities that the Master Portfolio is required to repurchase may decline below the agreed upon repurchase price of those securities.

Reverse repurchase transactions, borrowed bond agreements and treasury roll transactions are entered into by the Master Portfolio under Master Repurchase Agreements (“MRA”), which permit the Master Portfolio, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Master Portfolio. With reverse repurchase transactions, borrowed bond agreements and treasury roll transactions, typically the Master Portfolio and the counterparties are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Master Portfolio receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by the Master Portfolio upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Master Portfolio is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

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Notes to Consolidated Financial Statements (continued)	Master Total Return Portfolio

The following table is a summary of the Master Portfolio’s open reverse repurchase agreements and borrowed bond agreements by counterparty which are subject to offset under an MRA on a net basis as of March 31, 2014:

Counterparty	Borrowed Bond Agreements[1]	Reverse Repurchase Agreements	Borrowed Bonds at Value Including Accrued Interest[2]	Exposure Due (to)/from Counterparty Before Collateral	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Collateral (Received)/ Pledged	Net Exposure Due (to)/from Counterparty[3]
Barclays Bank PLC	$100,037,901	$(357,307)	$(101,469,492)	$(1,788,898)	$589,006	$1,433,080	$2,022,086	$233,188 [4]
Barclays Capital, Inc.	11,167,875	(35,747,208)	(11,185,307)	(35,764,640)	36,735,453	—	36,735,453	970,813
BNP Paribas Securities
Corp.	—	(272,743,642)	—	(272,743,642)	270,599,879	3,345,760	273,945,639	1,201,997
Citigroup Global Markets
Limited	81,715,045	—	(82,563,497)	(848,452)	—	1,092,000	1,092,000	243,548
Citigroup Global Markets,
Inc.	2,295,538	—	(2,258,089)	37,449	—	—	—	37,449
Credit Suisse Securities
(USA) LLC	21,689,537	(478,976,087)	(21,598,644)	(478,885,194)	491,672,771	—	491,672,771	12,787,577
Deutsche Bank Securities,
Inc.	—	(199,325,602)	—	(199,325,602)	199,257,030	625,000	199,882,030	556,428
Merrill Lynch, Pierce, Fenner
& Smith, Inc.	46,828,293	(248,904,908)	(46,712,777)	(248,789,392)	249,209,173	—	249,209,173	419,781
Morgan Stanley & Co.
International PLC	4,199,983	—	(4,208,367)	(8,384)	—	—	—	(8,384)
Morgan Stanley & Co. LLC	—	(132,064,924)	—	(132,064,924)	131,622,968	—	131,622,968	(441,956)
RBC Capital Markets LLC	—	(164,424,963)	—	(164,424,963)	166,478,516	—	166,478,516	2,053,553

Total	$267,934,172	$(1,532,544,641)	$(269,996,173)	$(1,534,606,642)	$1,546,164,796	$6,495,840	$1,552,660,636	$18,053,994

[1]	Included in Investments at value-unaffiliated in the Consolidated Statement of Assets and Liabilities.

[2]	Includes accrued interest on borrowed bonds in the amount of $1,627,915 which is included in interest expense payable in the Consolidated Statement of Assets and Liabilities.

[3]	Net exposure represents the net receivable (payable) that would be due from/to the counterparty in the event of default.

[4]	Net receivable is subject to set-off provision with net payable under the ISDA Master Agreement.

When the Master Portfolio enters into an MRA and an ISDA and/or MSLA with the same counterparty, the agreements may contain a set-off provision allowing the Master Portfolio to offset a net amount payable with a net amount receivable upon default of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. For example, regardless of the contractual rights included in an MRA, such laws may prohibit the Master Portfolio from setting off amounts owed to a defaulting counterparty under an MRA against amounts owed to the Master Portfolio by affiliates of the defaulting counterparty. However, the insolvency regimes of many jurisdictions generally permit set-off of simultaneous payables and receivables with the same legal entity under certain types of financial contracts. These rules would apply upon a default of the legal entity, regardless of the existence of a contractual set-off right in those contracts.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, the Master Portfolio’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce the Master Portfolio’s obligation to repurchase the securities.

Short Sales: The Master Portfolio may enter into short sale transactions in which the Master Portfolio sells a security it does not hold in anticipation of a decline in the market price of that security. When the Master Portfolio makes a short sale, it will borrow the security sold short (borrowed bond) and deliver the security to the counterparty to which it sold the security short. An amount equal to the proceeds received by the

Master Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Master Portfolio is required to repay the counterparty interest on the security sold short, which is shown as interest expense in the Consolidated Statement of Operations. The Master Portfolio is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which the Master Portfolio sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance the Master Portfolio will be able to close out a short position at a particular time or at an acceptable price.

4. Derivative Financial Instruments:

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master Portfolio and/or to economically hedge its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk or other risk (inflation risk). These contracts may be transacted on an exchange or OTC.

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Notes to Consolidated Financial Statements (continued)	Master Total Return Portfolio

Financial Futures Contracts: The Master Portfolio purchases and/or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are agreements between the Master Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Consolidated Schedule of Investments and cash deposited, if any, is recorded on the Consolidated Statement of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Master Portfolio as unrealized appreciation or depreciation and, if applicable, as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities.

When the contract is closed, the Master Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Forward Foreign Currency Exchange Contracts: The Master Portfolio enters into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Master Portfolio, help to manage the overall exposure to the currencies in which some of the investments held by the Master Portfolio are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Master Portfolio as an unrealized gain or loss. When the contract is closed, the Master Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that the counterparty to the contract does not perform its obligations under the agreement.

Options: The Master Portfolio purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including credit risk, equity risk, interest rate risk and/or foreign currency exchange risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Master Portfolio purchases (writes) an option, an amount equal to the premium paid (received) by the Master Portfolio is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Master Portfolio enters into a closing transaction), the Master Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Master Portfolio writes a call option, such option is “covered,” meaning that the Master Portfolio holds the underlying instrument subject to being called by the option counterparty. When the Master Portfolio writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

The Master Portfolio also purchases or sells listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate risk). When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold (receipts from the foreign currency purchased). Such transactions may be effected with respect to hedges on non-U.S. dollar denominated instruments owned by the Master Portfolio but not yet delivered, or committed or anticipated to be purchased by the Master Portfolio.

The Master Portfolio may also purchase and write a variety of options with non-standard payout structures or other features (“barrier options”). Barrier options are generally traded OTC. The Master Portfolio may invest in various types of barrier options including up-and-out options. Up-and-out options expire worthless if the price of the underlying instrument increases beyond a predetermined barrier price level prior to the option’s

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Notes to Consolidated Financial Statements (continued)	Master Total Return Portfolio

expiration date. Barrier options may also be referred to as knockout options. In a reverse knockout option, the option expires worthless if the price of the underlying instrument decreases beyond a predetermined barrier price level prior to the option’s expiration date.

In purchasing and writing options, the Master Portfolio bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Master Portfolio may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Master Portfolio purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

The Master Portfolio invests in structured options to increase or decrease its exposure to an underlying index or group of securities (equity risk). These structured options are European-Style Options and may consist of single or multiple OTC options which are priced as a single security. European-Style Options may only be exercised at the expiration date, but may be transferred/sold prior to the expiration date. The value of a structured option may either increase or decrease with the underlying index or group of securities, depending on the combination of options used. Structured options are issued in units whereby each unit represents a structure based on the specific index with an initial reference strike price. One type of structure involves the combination of selling a put while buying a call on a specific index. This option would rise in value as the underlying index increases and fall in value as the underlying index decreases. Alternatively, another structure involves the sale of a call and the purchase of a put. This option structure would rise in value as the underlying index decreases and fall in value as the underlying index increases. Upon the exercise of the structured option, the Master Portfolio will receive a payment from, or be required to remit a payment to the counterparty, depending on the value of the underlying index at exercise.

Swaps: The Master Portfolio enter into swap agreements, in which the Master Portfolio and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Consolidated Statement of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Master Portfolio for OTC swaps are recorded in the Consolidated Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Master Portfolio will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Master Portfolio’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Master Portfolio’s counterparty on the swap agreement becomes the CCP. The Master Portfolio is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Master Portfolio are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Consolidated Schedule of Investments and cash deposited is recorded on the Consolidated Statement of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — The Master Portfolio enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Master Portfolio may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, the Master Portfolio will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Master Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — The Master Portfolio enters into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return

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Notes to Consolidated Financial Statements (continued)	Master Total Return Portfolio

of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Master Portfolio will receive a payment from or make a payment to the counterparty.

•

Interest rate swaps — The Master Portfolio enters into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Interest rate floors, which are a type of interest rate swap, are agreements in which one party agrees to make payments to the other party to the extent that interest rates fall below a specified rate or floor in return for a premium. In more complex swaps, the notional principal amount may decline (or amortize) over time.

•

Forward swaps — The Master Portfolio may enter into forward interest rate swaps and forward total return swaps. In a forward swap, the Master Portfolio and the counterparty agree to make either periodic net payments beginning on a specified future effective date or a net payment at termination, unless terminated earlier.

The following is a summary of the Master Portfolio’s derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of March 31, 2014
	Derivatives Assets
	Consolidated Statement of Assets and Liabilities Location	Value
Interest rate contracts	Net unrealized appreciation/ depreciation[1]; Unrealized appreciation on OTC derivatives; Swap premiums received; Investments at value - unaffiliated[2]	$5,038,040

Foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts; Investments at value - unaffiliated[2]	2,438,230

Credit contracts	Net unrealized appreciation/depreciation[1]; Unrealized appreciation on OTC derivatives; Swap premiums received;	13,149,953

Equity contracts	Net unrealized appreciation/ depreciation[1]; Unrealized appreciation on OTC derivatives; Investments at value - unaffiliated[2]	500,192

Total		$21,126,415

	Derivatives Liabilities
	Consolidated Statement of Assets and Liabilities Location	Value
Interest rate contracts	Net unrealized appreciation/ depreciation[1]; Unrealized depreciation on OTC derivatives; Swap premiums received; Options written at value	$3,539,813

Foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts; Options written at value	7,500,486

Credit contracts	Net unrealized appreciation/ depreciation[1]; Unrealized depreciation on OTC derivatives; Swap premiums received;	18,112,693

Equity contracts	Net unrealized appreciation/ depreciation[1]; Unrealized depreciation on OTC derivatives; Options written at value	218,193

Total		$29,371,185

[1]

Includes cumulative appreciation/depreciation on financial futures contracts and centrally cleared swaps, if any, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

[2]	Includes options purchased at value as reported within the Consolidated Statement of Assets and Liabilities.

74	BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	MARCH 31, 2014

Notes to Consolidated Financial Statements (continued)	Master Total Return Portfolio

The Effect of Derivative Financial Instruments in the Consolidated Statement of Operations Six Months Ended March 31, 2014
Net Realized Gain (Loss) From
Interest rate contracts:
Financial futures contracts	$5,810,557
Swaps	3,509,100
Options[3]	(73,771)
Foreign currency exchange contracts:
Financial futures contracts	(76,517)
Foreign currency transactions	(6,272,994)
Options[3]	(1,332,858)
Credit contracts:
Swaps	(3,201,108)
Options[3]	(487,918)
Equity contracts:
Financial futures contracts	(404,982)
Swaps	(1,058,521)
Options[3]	1,168,283

Total	$(2,420,729)

Net Change in Unrealized Appreciation/Depreciation on
Interest rate contracts:
Financial futures contracts	$2,956,681
Swaps	(7,099,023)
Options[3]	(468,972)
Foreign currency exchange contracts:
Foreign currency translations	(590,590)
Options[3]	(129,981)
Credit contracts:
Swaps	(390,745)
Options[3]	(9,773)
Equity contracts:
Financial futures contracts	(129,178)
Swaps	21,259
Options[3]	(144,994)
Other contracts:
Swaps	1,166,261
Options[3]	191,142

Total	$(4,627,913)

[3]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

For the six months ended March 31, 2014, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts purchased	3,847
Average number of contracts sold	2,879
Average notional value of contracts purchased	$703,940,393
Average notional value of contracts sold	$477,615,691
Forward foreign currency exchange contracts:
Average number of contracts - USD purchased	26
Average number of contracts - USD sold	12
Average USD amounts purchased	$529,254,201
Average USD amounts sold	$126,830,553
Options:
Average number of option contracts purchased	6,193
Average number of option contracts written	3,480
Average notional value of option contracts purchased	$1,054,753,453
Average notional value of option contracts written	$785,582,221
Average number of swaption contracts purchased	3
Average number of swaption contracts written	5
Average notional value of swaption contracts purchased	$121,097,754
Average notional value of swaption contracts written	$25,253,823

Structured options:
Average number of units	1
Average notional value	$4,305,000
Credit default swaps:
Average number of contracts - buy protection	56
Average number of contracts - sell protection	74
Average notional value - buy protection	$292,905,814
Average notional value - sell protection	$235,259,988
Interest rate swaps:
Average number of contracts - pays fixed rate	8
Average number of contracts - receives fixed rate	6
Average notional value - pays fixed rate	$241,949,771
Average notional value - receives fixed rate	$58,000,071
Total return swaps:
Average number of contracts	36
Average notional value	$57,210,845

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Master Portfolio’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Master Portfolio.

For OTC options purchased, the Master Portfolio bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Master Portfolio should the counterparty fail to perform under the contracts. Options written by the Master Portfolio do not typically give rise to counterparty credit risk, as options written generally obligate the Master Portfolio, and not the counterparty, to perform.

With exchange-traded purchased options and futures and centrally cleared swaps, there is less counterparty credit risk to the Master Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Master Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Master Portfolio.

In order to better define its contractual rights and to secure rights that will help the Master Portfolio mitigate its counterparty risk, the Master

BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	MARCH 31, 2014	75

Notes to Consolidated Financial Statements (continued)	Master Total Return Portfolio

Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between each Master Portfolio and a counterparty that governs OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Master Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Master Portfolio’s net assets decline by a stated percentage or the Master Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the Master Portfolio to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Master Portfolio and the counterparty.

Cash collateral that has been pledged to cover obligations of the Master Portfolio and cash collateral received from the counterparty, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Master Portfolio, if any, is noted in the Consolidated Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (typically either $250,000 or $500,000) before a transfer is required, which is determined at the close of business of the Master Portfolio and any additional required collateral is delivered to/pledged by the Master Portfolio on the next business day. Typically, the Master Portfolio and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Master Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Master Portfolio bears the risk of loss from counterparty non-performance. Each Master Portfolio attempts to mitigate counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Master Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Consolidated Statement of Assets and Liabilities.

At March 31, 2014, the Master Portfolio’s derivative assets and liabilities (by type) are as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Financial futures contracts	$423,740		$377,067
Forward foreign currency exchange contracts	2,170,871		7,368,887
Options	2,570,483	[1]	1,106,633
Swaps - Centrally cleared	—		156,706
Swaps - OTC[2]	13,322,140		15,689,863

Total derivative assets and liabilities in the Consolidated Statement of Assets and Liabilities	18,487,234		24,699,156

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(2,195,119)		(1,284,578)

Total derivative assets and liabilities subject to a MNA	$16,292,115		$23,414,578

[1]

Includes options purchased at value which is included in Investments at value - unaffiliated in the Consolidated Statement of Assets and Liabilities and reported in the Consolidated Schedule of Investments.

[2]	Includes unrealized appreciation/depreciation on OTC swaps and swap premiums paid/received in the Consolidated Statement of Assets and Liabilities.

76	BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	MARCH 31, 2014

Notes to Consolidated Financial Statements (continued)	Master Total Return Portfolio

The following tables present the Master Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Master Portfolio as of March 31, 2014:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Bank of America N.A	$829,827	$(829,827)	—	—	—
The Bank of New York Mellon	343,857	—	—	—	$343,857
Barclays Bank PLC	1,649,619	(1,649,619)	—	—	—
BNP Paribas S.A	776,452	(776,452)	—	—	—
Citibank N.A	7,215,082	(3,618,440)	$(699,280)	$(2,400,000)	497,362
Credit Suisse International	1,454,055	(1,454,055)	—	—	—
Deutsche Bank AG	1,623,559	(1,623,559)	—	—	—
Goldman Sachs Bank USA	60,579	(60,579)	—	—	—
Goldman Sachs International	69,019	(69,019)	—	—	—
HSBC Bank PLC	18,546	(17,592)	—	—	954
HSBC Bank USA N.A	3,191	—	—	—	3,191
JPMorgan Chase Bank N.A	1,772,017	(1,772,017)	—	—	—
Royal Bank of Scotland PLC	124,494	(124,494)	—	—	—
UBS AG	351,818	(186,562)	—	—	165,256

Total	$16,292,115	$(12,182,215)	$(699,280)	$(2,400,000)	$1,010,620

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged[3]	Net Amount of Derivative Liabilities[4]
Bank of America N.A	$1,119,059	$(829,827)	—	—	$289,232
Barclays Bank PLC	7,171,966	(1,649,619)	—	—	5,522,347	[5]
BNP Paribas S.A	1,153,826	(776,452)	—	$(377,374)	—
Citibank N.A	3,618,440	(3,618,440)	—	—	—
Credit Suisse International	2,969,514	(1,454,055)	—	(1,515,459)	—
Deutsche Bank AG	2,189,782	(1,623,559)	—	(300,000)	266,223
Goldman Sachs Bank USA	530,817	(60,579)	—	(470,238)	—
Goldman Sachs International	480,969	(69,019)	$(100,031)	—	311,919
HSBC Bank PLC	17,592	(17,592)	—	—	—
JPMorgan Chase Bank N.A	3,598,132	(1,772,017)	—	(1,200,000)	626,115
Royal Bank of Scotland PLC	373,334	(124,494)	—	—	248,840
UBS AG	186,562	(186,562)	—	—	—
Westpac Banking Corp	4,585	—	—	—	4,585

Total	$23,414,578	$(12,182,215)	$(100,031)	$(3,863,071)	$7,269,261

[1]	The amount of derivatives available for offset is limited to the amount of assets and/or liabilities that are subject to an MNA.
[2]	Net amount represents the net amount receivable from the counterparty in the event of default.
[3]	Excess of collateral pledged to the individual counterparty may not be shown for financial reporting purposes.
[4]	Net amount represents the net amount payable due to the counterparty in the event of default.
[5]	Net payable is subject to set-off provision with net receivable under the MRA.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Master LLC, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Master LLC’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Master Portfolio’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio. For such services, the Master Portfolio pays the Manager a monthly fee based on the percentage of the Master Portfolio’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $250 Million.	0.20%
$250 Million - $500 Million	0.15%
$500 Million - $750 Million	0.10%
Greater than $750 Million	0.05%

BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	MARCH 31, 2014	77

Notes to Consolidated Financial Statements (continued)	Master Total Return Portfolio

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Master Portfolio’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by Manager in the Consolidated Statement of Operations.

The Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, the Master Portfolio pays the Manager based on the Master Portfolio’s net assets which includes the assets of the Subsidiary.

The Manager, on behalf of the Master Portfolio, entered into sub-advisory agreements with BlackRock Financial Management, Inc. (“BFM”), BlackRock International Limited (“BIL”) and BlackRock (Singapore) Limited (“BRS”), each an affiliate of the Manager. The Manager pays BFM, BIL and BRS for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by the Master Portfolio to the Manager.

For the six months ended March 31, 2014, the Master LLC reimbursed the Manager $7,133 for certain accounting services, which is included in accounting services in the Consolidated Statement of Operations.

Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock or its affiliates.

The Master Portfolio may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the six months ended March 31, 2014, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act was a sale of $4,058,494.

6. Purchases and Sales:

Purchases and sales of investments, including paydowns, mortgage dollar roll and TBA transactions and excluding short-term securities and U.S. government securities for the six months ended March 31, 2014, were $9,497,897,521 and $9,562,789,647, respectively.

Purchases and sales of U.S. government securities for the Master Portfolio for the six months ended March 31, 2014, were $6,078,367,822 and $5,885,144,769, respectively.

For the six months ended March 31, 2014, purchases and sales related to mortgage dollar rolls were $4,336,463,696 and $4,338,214,401, respectively.

Transactions in options written for the six months ended March 31, 2014, were as follows:

	Calls			Puts
	Contracts	Notional (000)[1]	Premiums Received	Contracts	Notional (000)[1]	Premiums Received
Outstanding options, beginning of period	4,027	167,150	$1,713,972	—	185,455	$1,772,241
Options written	32,578	80,360	6,042,910	31,168	10,365,830	9,955,115
Options exercised	—	(16,830)	(66,899)	—	(93,435)	(2,106,940)
Options expired	(10,460)	(167,150)	(1,895,979)	(3,337)	(1,055,545)	(2,576,075)
Options closed	(24,664)	(54,980)	(5,577,562)	(26,021)	(376,867)	(5,561,980)

Outstanding options, end of period	1,481	8,550	$216,442	1,810	9,025,438	$1,482,361

[1]	Amount shown is in the currency in which the transaction was denominated.

7. Borrowings:

The Master LLC, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $800 million credit agreement with a group of lenders, under which the Master Portfolio may borrow to fund shareholder redemptions. The agreement expires in April 2014. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Master Portfolio, can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.065% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees, which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Master Portfolio did not borrow under the credit agreement during the six months ended March 31, 2014.

78	BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	MARCH 31, 2014

Notes to Consolidated Financial Statements (continued)	Master Total Return Portfolio

For the six months ended March 31, 2014, the average amount of transactions considered as borrowings and the daily weighted average interest rate from reverse repurchase agreements and treasury roll transactions were $1,090,387,514 and 0.06%, respectively.

8. Concentration, Market and Credit Risk:

In the normal course of business, the Master Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Master Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity with which the Master Portfolio has unsettled or open transactions may fail to or be unable to perform on its commitments. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Consolidated Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

The Master Portfolio invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed income markets. See the Consolidated Schedule of Investments for these securities and/or derivatives. Changes in market interest rates or economic conditions, including the Federal Reserve’s decision in December 2013 to taper its quantitative easing policy, may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Master Portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

The Master Portfolio invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Consolidated Schedule of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

9. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Master Portfolio’s consolidated financial statements was completed through the date the consolidated financial statements were issued and the following item was noted:

Effective April 24, 2014, the credit agreement was terminated and a new agreement was entered into. The Master Portfolio became a party to a 364-day, $1.1 billion credit agreement, which expires in April 2015. Excluding commitments designated for a certain individual fund, the Master Portfolio can borrow up to an aggregate commitment amount of $650 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed.

BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	MARCH 31, 2014	79

Officers and Directors

Robert M. Hernandez, Chairman of the Board and Director

Fred G. Weiss, Vice Chairman of the Board and Director

Paul L. Audet, Director

James H. Bodurtha, Director

Bruce R. Bond, Director

Donald W. Burton, Director

Honorable Stuart E. Eizenstat, Director

Laurence D. Fink, Director

Kenneth A. Froot, Director

Henry Gabbay, Director

John F. O’Brien, Director

Roberta Cooper Ramo, Director

David H. Walsh, Director

John M. Perlowski, President and Chief Executive Officer

Brendan Kyne, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Brian Kindelan, Chief Compliance Officer and

Anti-Money Laundering Officer

Benjamin Archibald, Secretary

Investment Advisor

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisors

BlackRock Financial Management, Inc.

New York, NY 10055

BlackRock International Limited

Edinburgh, EH3 8BL

United Kingdom

BlackRock (Singapore) Limited

079912 Singapore

Custodian and Accounting Agent

Bank of New York Mellon

New York, NY 10286

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, PA 19103

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Fund

100 Bellevue Parkway

Wilmington, DE 19809

Effective May 14, 2014, Brian Kindelan resigned as Chief Compliance Officer and Anti-Money Laundering Officer of the Fund and Charles Park became Chief Compliance Officer and Anti-Money Laundering Officer of the Fund.

80	BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	MARCH 31, 2014

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)	Access the BlackRock website at http://www.blackrock.com/edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Form N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	MARCH 31, 2014	81

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

82	BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	MARCH 31, 2014

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock Commodity Strategies Fund

BlackRock Disciplined Small Cap Core Fund

BlackRock Emerging Markets Fund

BlackRock Emerging Markets Dividend Fund

BlackRock Emerging Markets Long/Short Equity Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Flexible Equity Fund

BlackRock Focus Growth Fund

BlackRock Global Dividend Portfolio

BlackRock Global Long/Short Equity Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Long-Horizon Equity Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid-Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Real Estate Securities Fund

BlackRock Russell 1000® Index Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

Taxable Fixed Income Funds

BlackRock Bond Index Fund

BlackRock Core Bond Portfolio

BlackRock CoreAlpha Bond Fund

BlackRock CoRI Funds

2015

2017

2019

2021

2023

BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock Global Long/Short Credit Fund

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock Investment Grade Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Secured Credit Portfolio

BlackRock Short Obligations Fund

BlackRock Short-Term Treasury Fund

BlackRock Strategic Income Opportunities Portfolio

BlackRock Total Return Fund

BlackRock U.S. Government Bond Portfolio

BlackRock U.S. Mortgage Portfolio

BlackRock Ultra-Short Obligations Fund

BlackRock World Income Fund

Municipal Fixed Income Funds

BlackRock California Municipal Bond Fund

BlackRock High Yield Municipal Fund

BlackRock National Municipal Fund

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Bond Fund

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Short-Term Municipal Fund

BlackRock Strategic Municipal Opportunities Fund

Mixed Asset Funds

BlackRock Balanced Capital Fund	LifePath Active Portfolios		LifePath Index Portfolios
BlackRock Emerging Market Allocation Portfolio	2015	2040	Retirement	2040
BlackRock Global Allocation Fund	2020	2045	2020	2045
BlackRock Managed Volatility Portfolio	2025	2050	2025	2050
BlackRock Multi-Asset Income Portfolio	2030	2055	2030	2055
BlackRock Multi-Asset Real Return Fund	2035		2035
BlackRock Strategic Risk Allocation Fund

BlackRock Prepared Portfolios	LifePath Portfolios
Conservative Prepared Portfolio	Retirement	2040
Moderate Prepared Portfolio	2020	2045
Growth Prepared Portfolio	2025	2050
Aggressive Growth Prepared Portfolio	2030	2055
	2035

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.	MARCH 31, 2014	83

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

TR-3/14-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrants’ Schedules of Investments are included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrants’ principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrants’ disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrants’ internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrants’ internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, each registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Total Return Fund of BlackRock Bond Fund, Inc. and Master Total Return Portfolio of Master Bond LLC

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Total Return Fund of BlackRock Bond Fund, Inc. and Master Total Return Portfolio of Master Bond LLC

Date: May 29, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of each registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Total Return Fund of BlackRock Bond Fund, Inc. and Master Total Return Portfolio of Master Bond LLC

Date: May 29, 2014

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Total Return Fund of BlackRock Bond Fund, Inc. and Master Total Return Portfolio of Master Bond LLC

Date: May 29, 2014

3